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                                                                    Exhibit 10.1

                           THIRD AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of May 23, 2002

                                      Among

                      MCI WORLDCOM RECEIVABLES CORPORATION,
                                   as Seller,

                                       and

                                 WORLDCOM, INC.,
                                  as Servicer,

                                       and

                      CORPORATE ASSET FUNDING COMPANY, INC.
                               CHARTA CORPORATION,
                          DELAWARE FUNDING CORPORATION,
                    FALCON ASSET SECURITIZATION CORPORATION,
                       JUPITER SECURITIZATION CORPORATION,
                              PARADIGM FUNDING LLC,
                     GIRO BALANCED FUNDING CORPORATION, and
                       LIBERTY STREET FUNDING CORPORATION
                                  as Purchasers

                                       and

                       BANK ONE, NA (Main Office Chicago)
          as Managing Agent for Falcon Asset Securitization Corporation
                     and Jupiter Securitization Corporation

                                       and

             WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,
                 as Managing Agent for the Paradigm Funding LLC

                                       and

                     BAYERISCHE LANDESBANK, NEW YORK BRANCH,
             as Managing Agent for Giro Balanced Funding Corporation

                                       and

                            THE BANK OF NOVA SCOTIA,
            as Managing Agent for Liberty Street Funding Corporation

                                       and

                          CITICORP NORTH AMERICA, INC.,
                      as Managing Agent for Corporate Asset
       Funding Company, Inc. and Charta Corporation and as Co-Lead Manager

                                       and

                              JPMORGAN CHASE BANK,
     as Managing Agent for Delaware Funding Corporation, as Co-Lead Manager
                           and as Administrative Agent
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                                TABLE OF CONTENTS

                                                                            Page


                              ARTICLE I DEFINITIONS

      SECTION 1.01 CERTAIN DEFINED TERMS.....................................3

      SECTION 1.02 OTHER TERMS..............................................33

      SECTION 1.03 COMPUTATION OF TIME PERIODS..............................33

                   ARTICLE II AMOUNTS AND TERMS OF THE PURCHASES

      SECTION 2.01 FACILITY.................................................33

      SECTION 2.02 MAKING PURCHASES.........................................34

      SECTION 2.03 TERMINATION OR REDUCTION OF THE PURCHASE LIMITS..........35

      SECTION 2.04 RECEIVABLE INTEREST......................................36

      SECTION 2.05 NON-LIQUIDATION SETTLEMENT PROCEDURES....................36

      SECTION 2.06 LIQUIDATION SETTLEMENT PROCEDURES........................41

      SECTION 2.07 GENERAL SETTLEMENT PROCEDURES............................42

      SECTION 2.08 PAYMENTS AND COMPUTATIONS, ETC...........................43

      SECTION 2.09 FEES.....................................................44

      SECTION 2.10 INCREASED COSTS..........................................44

      SECTION 2.11 INCREASED CAPITAL........................................45

      SECTION 2.12 TAXES....................................................46

      SECTION 2.13 SHARING OF PAYMENTS, ETC.................................48

      SECTION 2.14 SUBSTITUTION OF PURCHASERS...............................48


                        ARTICLE III CONDITIONS PRECEDENT

      SECTION 3.01 CONDITIONS PRECEDENT TO EFFECTIVENESS....................49

      SECTION 3.02 CONDITIONS PRECEDENT TO ALL PURCHASES AND
                       REINVESTMENTS........................................52


                     ARTICLE IV REPRESENTATIONS AND WARRANTIES

      SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE SELLER.............53

      SECTION 4.02 REPRESENTATIONS AND WARRANTIES OF THE SERVICER...........57


             ARTICLE V GENERAL COVENANTS OF THE SELLER AND THE SERVICER

      SECTION 5.01 AFFIRMATIVE COVENANTS OF THE SELLER......................58

      SECTION 5.02 REPORTING REQUIREMENTS OF THE SELLER.....................62

      SECTION 5.03 NEGATIVE COVENANTS OF THE SELLER.........................63

      SECTION 5.04 AFFIRMATIVE COVENANTS OF THE SERVICER....................66

      SECTION 5.05 NEGATIVE COVENANTS OF THE SERVICER.......................67


                      ARTICLE VI ADMINISTRATION AND COLLECTION

      SECTION 6.01 DESIGNATION OF SERVICER..................................68

      SECTION 6.02 DUTIES OF SERVICER.......................................69

      SECTION 6.03 RIGHTS OF THE ADMINISTRATIVE AGENT.......................70

      SECTION 6.04 RESPONSIBILITIES OF EACH ORIGINATOR AND THE SELLER.......71

      SECTION 6.05 FURTHER ACTIONS EVIDENCING PURCHASES.....................72

      SECTION 6.06 THE CONCENTRATION ACCOUNT AND THE DEPOSIT ACCOUNT........72


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                        ARTICLE VII EVENTS OF TERMINATION

      SECTION 7.01 EVENTS OF TERMINATION....................................73


           ARTICLE VIII THE MANAGING AGENTS AND THE ADMINISTRATIVE AGENT

      SECTION 8.01 AUTHORIZATION AND ACTION.................................77

      SECTION 8.02 ADMINISTRATIVE AGENT'S AND MANAGING AGENT'S
                       RELIANCE, ETC........................................77

      SECTION 8.03 ADMINISTRATIVE AGENT AND MANAGING AGENTS.................78

      SECTION 8.04 PURCHASERS' PURCHASE DECISIONS...........................78

      SECTION 8.05 INDEMNIFICATION..........................................79

      SECTION 8.06 SUCCESSOR ADMINISTRATIVE AGENT...........................79

      SECTION 8.07 CO-LEAD MANAGERS.........................................80


                   ARTICLE IX ASSIGNMENT OF RECEIVABLE INTERESTS

      SECTION 9.01 ASSIGNMENT...............................................80

      SECTION 9.02 ASSIGNMENT OF RIGHTS AND OBLIGATIONS.....................82

      SECTION 9.03 ANNOTATION OF CERTIFICATE................................83


                            ARTICLE X INDEMNIFICATION

      SECTION 10.01 INDEMNITIES.............................................83


                      ARTICLE XI GRANT OF SECURITY INTEREST

      SECTION 11.01 GRANT OF SECURITY INTEREST..............................86

      SECTION 11.02 SECURITY FOR SECURED OBLIGATIONS........................86

      SECTION 11.03 FURTHER ASSURANCES......................................86

      SECTION 11.04 ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT.........87

      SECTION 11.05 ADMINISTRATIVE AGENT MAY PERFORM........................87

      SECTION 11.06 THE ADMINISTRATIVE AGENT'S DUTIES.......................87

      SECTION 11.07 REMEDIES................................................87


                            ARTICLE XII MISCELLANEOUS

      SECTION 12.01 AMENDMENTS, ETC.........................................88

      SECTION 12.02 NOTICES, ETC............................................89

      SECTION 12.03 BINDING EFFECT; ASSIGNABILITY...........................90

      SECTION 12.04 COSTS AND EXPENSES......................................90

      SECTION 12.05 NON-BUSINESS DAYS.......................................91

      SECTION 12.06 NO PROCEEDINGS..........................................91

      SECTION 12.07 OBLIGATIONS OF THE PURCHASERS; NO RECOURSE..............91

      SECTION 12.08 CONFIDENTIALITY.........................................92

      SECTION 12.09 GOVERNING LAW...........................................92

      SECTION 12.10 CONSENT TO JURISDICTION, ETC............................92

      SECTION 12.11 EXECUTION IN COUNTERPARTS...............................93

      SECTION 12.12 INTENT OF THE PARTIES...................................93

      SECTION 12.13 ENTIRE AGREEMENT........................................93

      SECTION 12.14 SEVERABILITY OF PROVISIONS..............................93

      SECTION 12.15 AMENDMENT, RESTATEMENT AND CONSENT......................94

      SECTION 12.16 WAIVER OF JURY TRIAL....................................94


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                                    EXHIBITS

EXHIBIT A         Form of Assignment

EXHIBIT B         Form of Assignment and Acceptance

EXHIBIT C         Form of Certificate

EXHIBIT D         Form of Monthly Report

EXHIBIT E         Form of Collection Notice

EXHIBIT F         Form of Receivables Contribution and Sale Agreement

EXHIBIT G         Form of Consent and Agreement

EXHIBIT H-1A      Form of Opinion of Hall, Estill, Hardwick, Gable, Golden &
                  Nelson, P.C., Counsel to the Seller and the Originators
                  ("true sale" and non-substantive consolidation opinions)

EXHIBIT H-1B      Form of Opinion of Hall, Estill, Hardwick, Gable, Golden &
                  Nelson, P.C., Counsel to the Seller and the Originators

EXHIBIT H-2       Form of Opinion of Michele C. Kloeppel, Assistant Corporate
                  General Counsel of WORLDCOM

EXHIBIT H-3       Form of Opinion of Thacher Proffitt & Wood, New York
                  counsel to the Seller, WORLDCOM and the Originators

EXHIBIT H-4       Form of Opinion of Michael H. Salsbury, General Counsel of
                  WORLDCOM

EXHIBIT H-5       Form of Opinion of Morris, Nichols, Arsht & Tunnell,
                  Delaware counsel to the Seller and the Originators

EXHIBIT I         Form of Parent Undertaking

EXHIBIT J         Form of Compliance Certificate

EXHIBIT K         Form of Demand Note

EXHIBIT L         Form of Daily Report

EXHIBIT M         Form of Weekly Report


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                                    SCHEDULES

SCHEDULE I        Lock-Box Banks and Lock-Box Accounts

SCHEDULE II       Credit and Collection Policy

SCHEDULE III Location of the Seller's Principal Place of Business, Chief Executive Office and Office Where Records are Kept

SCHEDULE IV       Forms of Contracts

SCHEDULE V        WORLDCOM Press Releases and Other Information since
                  March 31, 2002


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                           THIRD AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

            This THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "AGREEMENT") dated as of May 23, 2002, amends and restates that certain Second Amended and Restated Receivables Purchase Agreement dated as of October 24, 2001, as amended by Amendment No. 1 thereto dated as of March 26, 2002 (such Amendment No. 1 being the "AMENDMENT") and the May 9, 2002 Letter Waiver and Amendment (as defined in Section 1.01 hereof) (such Agreement as so amended being the "SECOND A&R AGREEMENT"), which amended and restated that certain Amended and Restated Receivables Purchase Agreement dated as of December 14, 1999 (the "A&R AGREEMENT"), which amended and restated that certain Receivables Purchase Agreement, dated as of August 20, 1999 (the "ORIGINAL AGREEMENT"), and is among:

            (i) MCI WORLDCOM RECEIVABLES CORPORATION, a Delaware corporation (the "SELLER"),

            (ii) WORLDCOM, INC., a Georgia corporation ("WORLDCOM"), as Servicer (as hereinafter defined),

            (iii) CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO"),

            (iv) CHARTA CORPORATION, a Delaware corporation ("CHARTA" and, together with CAFCO, the "CNAI CONDUITS"),

            (v) DELAWARE FUNDING CORPORATION, a Delaware corporation ("DELAWARE Funding "),

            (vi) FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation ("FASC"),

            (vii) JUPITER SECURITIZATION CORPORATION, a Delaware corporation ("JSC" and, together with FASC, the "BANK ONE CONDUITS"),

            (viii) PARADIGM FUNDING LLC, a Delaware limited liability company ("PARADIGM"),

            (ix) GIRO BALANCED FUNDING CORPORATION, a Delaware corporation ("GBFC"),
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            (x) LIBERTY STREET FUNDING CORPORATION, a Delaware corporation
      ("LIBERTY"),

            (xi) BANK ONE, NA (Main Office Chicago), a national banking association ("BANK ONE"), as managing agent (the "BANK ONE CONDUITS MANAGING Agent") for FASC and JSC and the Bank One Conduits' respective successive Assignees (as defined below),

            (xii) WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, a German bank organized under the laws of the State of North Rhine Westphalia, acting by and through its New York Branch ("WEST LB"), as managing agent (the "PARADIGM MANAGING AGENT") for Paradigm and Paradigm's successive Assignees (as defined below),

            (xiii) BAYERISCHE LANDESBANK, NEW YORK BRANCH, a German bank organized under the laws of the State of Bavaria, acting by and through its New York Branch ("BLBNY"), as managing agent (the "GBFC MANAGING AGENT") for GBFC and GBFC's successive Assignees (as defined below),

            (xiv) THE BANK OF NOVA SCOTIA, a Canadian chartered commercial bank, acting by and through its New York Agency ("NOVA SCOTIA"), as managing agent (the "LIBERTY MANAGING AGENT") for Liberty and Liberty's successive Assignees (as defined below),

            (xv) CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as managing agent (the " CNAI CONDUITS MANAGING AGENT") for CAFCO and CHARTA and the CNAI Conduits' respective successive Assignees (as defined below), and as Co-Lead Manager hereunder, and

            (xvi) JPMORGAN CHASE BANK, a New York banking corporation ("JPMORGAN"), as managing agent (the "DELAWARE FUNDING MANAGING AGENT") for Delaware Funding and Delaware Funding's successive Assignees (as defined below), as Co-Lead Manager, and as the administrative agent (together with any successor administrative agent appointed pursuant to SECTION 8.06, the "ADMINISTRATIVE AGENT") for itself and the other Managing Agents (as defined below), the Purchasers (as defined below), and the other Owners (as defined below).

                           PRELIMINARY STATEMENTS:

            (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in ARTICLE I of this Agreement.

            (2) The Seller has purchased or otherwise acquired from CMC, Partners and each of the Originators, and will continue to purchase from time to time from each of the Originators, Pool Receivables in which the Seller has sold, and intends to continue selling, interests referred to herein as Receivable Interests.

            (3) Each of CAFCO, CHARTA, FASC, JSC, GBFC, Delaware Funding, Paradigm and Liberty (collectively, the "PURCHASERS", and each a "PURCHASER") desires to continue to purchase Receivable Interests from the Seller.

            (4) In consideration of the reinvestment in Pool Receivables of daily Collections (other than with regard to accrued Yield, the Servicer Fee and other amounts accrued or payable by the Seller hereunder) attributable to a Receivable Interest, the Seller has sold and intends to continue to sell to each Owner of such Receivable Interests


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      additional interests in the Pool Receivables as part of such Receivable
      Interests until such reinvestment is terminated.

            (5) WORLDCOM has been requested and is willing to act as Servicer pursuant to the terms hereof.

            (6) JPMorgan has been requested and is willing to act as Administrative Agent pursuant to the terms hereof.

            NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01 CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ADJUSTED LIBO RATE" means, for any Settlement Period for any Receivable Interest, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Market Service Page 3750 (or any successor page) as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days before the first day of such Settlement Period for a term comparable to such Settlement Period (PROVIDED that if for any reason such rate is not available, the term "Adjusted LIBO Rate" shall mean, for any Settlement Period for any Receivable Interest, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in U.S. dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Settlement Period for a term comparable to such Settlement Period; PROVIDED, HOWEVER, that if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%)) by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage (as defined below) for such Settlement Period. The "EURODOLLAR RESERVE Percentage" for any Settlement Period means the reserve percentage applicable during such Settlement Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Settlement Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in respect of liabilities or assets consisting of or including eurocurrency liabilities (as that term is defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time) having a term equal to such Settlement Period.


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            "ADVERSE CLAIM" means a lien, security interest or other charge or encumbrance, or other type of preferential arrangement.

            "AFFILIATE" (i) as to any Person (including any party hereto), means any other Person that (x) directly or indirectly, is in control of, is controlled by or is under common control with such Person or (y) is a director or officer of such Person or of any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, and (ii) in the case of (A) any Purchaser, means its Managing Agent, any other Purchaser for which such Managing Agent acts as managing agent hereunder and any other Person who has a relationship to such Managing Agent comparable to that of such Purchaser's relationship to such Managing Agent as of (i) the First Closing Date in the case of JSC or Delaware Funding, (ii) the Second Closing Date in the case of Paradigm, GBFC or Liberty or (iii) the New Closing Date in the case of CHARTA, CAFCO or FASC, and (B) any Managing Agent, means each Purchaser for which such Managing Agent acts as managing agent hereunder.

            "AFFILIATED OBLIGOR" means any Obligor which is an Affiliate of another Obligor.

            "ALTERNATE BASE RATE" means a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall at all times be equal to the highest of:

            (a) the rate of interest announced publicly by the Administrative Agent in New York, New York, from time to time as the Administrative Agent's base rate;

            (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Administrative Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Administrative Agent from three New York certificate of deposit dealers of recognized standing selected by the Administrative Agent, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for the Administrative Agent with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by the Administrative Agent for determining the then current annual assessment payable by the Administrative Agent to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. dollar deposits of the Administrative Agent in the United States, and


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            (c) 1/2 of 1% per annum above the Federal Funds Rate.

            "AMENDMENT CLOSING DATE" means March 26, 2002.

            "APPLICABLE MARGIN" means, for any day, a percentage per annum equal to 2.50% per annum until the effectiveness of the New WORLDCOM Credit Agreement, and on and after the effectiveness of the New WORLDCOM Credit Agreement, 0.25 of 1% per annum above that all-in, fully drawn, cost (including applicable margin, utilization fees and facility fees) which WORLDCOM would pay for "Eurodollar Rate Borrowings" (or the equivalent term) under and as defined in the New WORLDCOM Credit Agreement on such day above, and in addition to, the "Adjusted Eurodollar Rate" (or the equivalent term) under and as defined in the New WORLDCOM Credit Agreement.

            "APPROVED ORIGINATOR" means Communications, Network, Telecom, UUNET and any other Originator approved in writing by all of the Managing Agents.

            "ASSIGNEE" (i) in the case of CAFCO or CHARTA, means CNAI, or CAFCO or CHARTA or any of their respective Affiliates, (ii) in the case of FASC or JSC, means Bank One, FASC, JSC or any of their respective Affiliates, (iii) in the case of GBFC, means BLBNY, GBFC or any of their respective Affiliates, (iv) in the case of Delaware Funding, means JPMorgan or Delaware Funding or any of their respective Affiliates, (v) in the case of Paradigm, means West LB or Paradigm or any of their respective Affiliates, (vi) in the case of Liberty, means Nova Scotia, Liberty or any of their respective Affiliates, (vii) in the case of any Purchaser other than CAFCO, CHARTA, FASC, JSC, GBFC, Delaware Funding, Paradigm or Liberty, means any of such Purchaser's Affiliates or (viii) in the case of any Purchaser or Assignee, means any other Person as the assignee of such Purchaser's or Assignee's Receivable Interest pursuant to SECTION 9.01 or the assignee of such Purchaser's or Assignee's rights and obligations under this Agreement pursuant to SECTION 9.02.

            "ASSIGNEE RATE" means, for any Settlement Period for any Receivable Interest, an interest rate per annum equal, at the Seller's election upon notice to the Administrative Agent at least three Business Days (in the case of the rate referred to in clause (a) below) or one Business Day (in the case of the rate referred to in clause (b) below) before the first day of such Settlement Period, to either (a) the Applicable Margin in effect from time to time PLUS the Adjusted LIBO Rate for such Settlement Period or (b) the Alternate Base Rate in effect from time to time (or if no such notice is given selecting the rate referred to in clause (a) above or the rate referred to in clause (b) above for any Settlement Period, the Seller will be deemed to have selected the rate referred to in clause (b) above for such Settlement Period); PROVIDED, HOWEVER, that:

            (i) in the case of any such Settlement Period of one to and including 29 days, the "Assignee Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time during such Settlement Period; and

            (ii) if either (A) the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Owner of such Receivable Interest to obtain


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      funds in the London interbank market during such Settlement Period, or (B)
      the Adjusted LIBO Rate will not adequately reflect the cost to such Owner (or if Participants own interests in such Receivable Interest, the Participants owning 51% in aggregate amount of the interests in such Receivable Interest) of making a Purchase of or maintaining such Receivable Interest during such Settlement Period, then the "Assignee
      Rate" for such Settlement Period for such Receivable Interest shall be an interest rate per annum equal to the Alternate Base Rate in effect from time to time.

            "ASSIGNMENT" means an assignment, in substantially the form of Exhibit A hereto, by which a Receivable Interest may be assigned pursuant to
SECTION 9.01.

            "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance, in substantially the form of Exhibit B hereto, entered into by a Purchaser and an Assignee pursuant to SECTION 9.02.

            "AUTHORIZATIONS" means all filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates and permits from any Governmental Authority.

            "BILLED RECEIVABLE" means any Receivable that is not an Unbilled Receivable.

            "BILLED POOL RECEIVABLE" means any Pool Receivable that is at the time of determination a Billed Receivable.

            "BUSINESS DAY" means any day (other than a Saturday or Sunday) on which (i) banks are not authorized or required to close in New York, New York,
(ii) for purposes of SECTIONS 2.05, 2.06 and 2.07, WORLDCOM is open for any business, and (iii) if the term "Business Day" is used in connection with the Adjusted LIBO Rate, dealings in United States dollars are carried on in the London interbank market.

            "CAPITAL" means, in respect of any Receivable Interest, the original amount paid to the Seller for such Receivable Interest at the time of its acquisition by a Purchaser pursuant to SECTIONS 2.01 and 2.02, reduced from time to time by Collections received and distributed on account of such Capital pursuant to SECTION 2.05 or 2.06; PROVIDED, HOWEVER, that if such Capital of such Receivable Interest shall have been reduced by any distribution of any portion of Collections and thereafter such distribution is rescinded or must otherwise be returned for any reason, such Capital of such Receivable Interest shall be increased by the amount of such distribution, all as though such distribution had not been made.

            "CERTIFICATE" means a certificate of assignment by the Seller delivered to the Administrative Agent on behalf of any Owner, in substantially the form of Exhibit C hereto, evidencing each Receivable Interest of such Owner.

            "CLAIM" means, in respect of any Obligor, any claim or other right that shall have been evidenced in a written document between such Obligor and the Seller or any Originator, or otherwise asserted in a written notice by such Obligor against the Seller or any Originator, in each case for payment of any amount or amounts for any reason whatsoever.


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            "CMC" means MCI WORLDCOM Capital Management Corporation, a Delaware
corporation.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

            "COLLECTION DELAY FACTOR" means 1.25 or such other number as the Administrative Agent (with the consent or at the request of all the Managing Agents) may select upon three Business Days' notice to the Seller.

            "COLLECTION NOTICE" means a letter agreement, in substantially the form of Exhibit E hereto and in respect of a Lock-Box Account, among the owner of such Lock-Box Account, the applicable Lock-Box Bank and the Administrative Agent.

            "COLLECTIONS" means, with respect to any Pool Receivable, all cash collections and other cash proceeds of such Pool Receivable, including, without limitation, (i) all cash proceeds of the Related Security with respect to such Pool Receivable and (ii) any Collections of such Pool Receivable deemed to have been received, and actually paid, pursuant to SECTION 2.07.

            "COMMERCIAL CONTRACT" means an agreement between any Originator and an Obligor, in substantially the form of one of the forms of written contract set forth in Schedule IV hereto or otherwise approved by the Administrative Agent (with the consent or at the request of the Majority Managing Agents) or, in the case of any open account agreement, as evidenced by one of the forms of invoices set forth in Schedule IV hereto or otherwise approved by the Administrative Agent (with the consent or at the request of the Majority Managing Agents), pursuant to or under which such Obligor shall be obligated to pay for telecommunication goods or services from time to time.

            "COMMERCIAL RECEIVABLES" means Receivables originated by UUNET, Communications or Network.

            "COMMUNICATIONS" means MCI WORLDCOM Communications, Inc., a Delaware corporation.

            "CONCENTRATION ACCOUNT" means the deposit account of the Seller (account number 1233103063, ABA Routing number 121000358) maintained with the Concentration Bank at its office at 1850 Gateway Boulevard, Concord, California 94520.

            "CONCENTRATION BANK" means Bank of America, N.A.

            "CONCENTRATION LIMIT PERCENTAGE" means (a) for any Obligor that has a short-term debt rating from S&P of "A-1+" (or its equivalent), 9% (b) for any Obligor that has a short-term debt rating from S&P of at least "A-1" and from Moody's of at least "P-1" (or its equivalent), 7%, (c) for any Obligor that has a short-term debt rating from S&P of at least "A-2" and from Moody's of at least "P-2" (or its equivalent), 5%, and (d) for all other Obligors, 3.5%; PROVIDED, HOWEVER, that in the case of an Obligor with any Affiliated Obligor, the Concentration Limit Percentage shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

            "CONSENT AND AGREEMENT" means an amended and restated consent and agreement, in substantially the form of Exhibit G hereto, with respect to the Receivables Contribution and Sale Agreement, duly executed by the Seller and each Originator.

            "CONSUMER RECEIVABLES" means Receivables originated by Telecom.

            "CONTRACT" means either a Commercial Contract or a Tariff.

            "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices in effect on the New Closing Date relating to Contracts and Receivables and described in Schedule II hereto, as modified from time to time in compliance with SECTION 5.03(C).

            "CURE AMOUNT" means, in respect of any Receivable Interest on any Business Day, the lesser of (i) the amount of Owner Collections attributable to such Receivable Interest and received or otherwise held in the Concentration Account on such Business Day and (ii) that amount, if any, which would be required to reduce Capital of such Receivable Interest on such Business Day so that, together with similar reductions of Capital of all other Receivable Interests and of Capital of "Receivable Interests" under the Parallel Purchase Commitment, the aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Parallel Purchase Commitment would not, after giving effect to the Collections of Pool Receivables and the addition of new Pool Receivables on the immediately preceding Business Day and the resulting recomputation of such Receivable Interests pursuant to SECTION
2.04 and of all "Receivable Interests" under the Parallel Purchase Commitment under, and pursuant to SECTION 2.04 of the Parallel Purchase Commitment as of the end of the immediately preceding Business Day, exceed the Receivable Interest Percent then in effect.

            "CURE DEPOSITED AMOUNTS" means, as of any day, those amounts, if any, that shall have been transferred to, and held on such day in, the Deposit Account pursuant to SECTION 2.05(A)(II) or pursuant to the PROVISO to the first sentence of SECTION 2.05(B).

            "DAILY REPORT" means a report, in substantially the form of Exhibit L hereto, furnished by the Servicer to each Managing Agent and the Administrative Agent pursuant to SECTION 2.07(C).

            "DAILY REPORTING PERIOD" means any period during which WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated BB or lower by S&P or Ba2 or lower by Moody's or shall not be rated by S&P or by Moody's.

            "DEBT" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

            "DEEMED LOSS RATIO" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the sum of
(a) the aggregate Outstanding

Balance of all Billed Pool Receivables which remain unpaid as of such day for at least 121 days but not more than 150 days from their original respective due dates for such payment, plus (b) the aggregate Outstanding Balance of all Billed Pool Receivables which were less than 151 days past their original respective due dates for such payment and were written off (or should have been written off in accordance with the Credit and Collection Policy) the Seller's or any Originator's books as uncollectible, by (ii) the aggregate Sales with respect to the fifth calendar month immediately preceding such calendar month.

            "DEFAULT RATE" means 2% per annum above the Alternate Base Rate in effect from time to time.

            "DEFAULT RATIO" means the ratio (expressed as a percentage) computed as of the last day of each calendar month, by dividing (i) the aggregate Outstanding Balance of all Billed Pool Receivables that were Defaulted Receivables on such day or would have been Defaulted Receivables on such day had they not been written off the books of the Seller or any Originator during such month by (ii) the aggregate Outstanding Balance of all Billed Pool Receivables on such day.

            "DEFAULTED RECEIVABLE" means a Billed Receivable:

            (i) as to which any payment, or part thereof (A) with respect to Commercial Receivables, remains unpaid for 121 days or more from the original due date for such payment or (B) with respect to Consumer Receivables, remains unpaid for 31 days or more from the original due date for such payment;

            (ii) as to which the Obligor thereof or any other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in SECTION 7.01(G);

            (iii) which, consistent with the Credit and Collection Policy, should be written off the Seller's or any Originator's books as uncollectible; or

            (iv) which has been restructured or otherwise renewed or refinanced due to the financial inability of the Obligor thereof to pay such Receivable, including, but not limited to, any Receivable the maturity of which shall have been extended, or the Outstanding Balance of which shall have been adjusted, pursuant to the final sentence of SECTION 6.02(B).

            "DEMAND NOTE" means a demand promissory note, in substantially the form of Exhibit K hereto, payable by WORLDCOM to the order of the Seller or any other holder thereof.

            "DEPOSIT ACCOUNT" means the deposit account of the Administrative Agent, with reference to 160289.46 MCI WorldCom Rec. Corp. DEPOSIT A/C/ FBO Admin Agent (ABA Routing number 021000021, account number ###-##-####, and account name DFC Funding Account), maintained with JPMorgan at its office at 450 West 33rd Street, New York, New York 10001.

            "DESIGNATED OBLIGOR" means, at any time, each Obligor except any Excluded Obligor; PROVIDED, HOWEVER, that any Obligor shall cease to be a Designated Obligor upon three Business Days' notice by the Administrative Agent (with the consent or at the request of the Majority Managing Agents) to the Seller, it being understood and agreed that the Administrative Agent shall give such notice as to any Obligor based upon events and circumstances either relating to the credit-worthiness of such Obligor or relating to the legality of the inclusion of the Receivables owing by such Obligor in the Receivables Pool; and PROVIDED FURTHER, HOWEVER, that such Obligor shall continue to be a Designated Obligor for purposes of all Pool Receivables existing, and in which interests have been created hereunder, prior to the effectiveness of such notice.

            "DILUTION HORIZON" means, as of any date, a ratio (expressed as a percentage) computed by dividing (i) the aggregate Sales with respect to the last three calendar months ended on or immediately preceding such date by (ii) the aggregate Outstanding Balance of all Billed Pool Receivables (excluding Defaulted Receivables) as at the last day of the last calendar month ended on or immediately preceding such date; PROVIDED that Unbilled Receivables shall be excluded from the Dilution Horizon for purposes of calculating the Dilution Reserve.

            "DILUTION RATIO" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Dilutions during such calendar month by (ii) the aggregate Sales with respect to the third calendar month immediately preceding such calendar month

            "DILUTION RESERVE" means, for any Receivable Interest on any date, an amount equal to:

                           DRP      x  (C + YFR)
                        ---------
                        (1-DRP)

            where:

      DRP = the Dilution Reserve Percentage of such Receivable Interest at the close of business of the Servicer on such date.

      C = the Capital of such Receivable Interest at the close of business of the Servicer on such date, reduced by the Cure Deposited Amounts then on deposit in the Deposit Account and attributable to such Receivable Interest.

      YFR = the Yield/Fee Reserve of such Receivable Interest at the close of business of the Servicer on such date.

            "DILUTION RESERVE PERCENTAGE" means, in respect of any Receivable Interest on any date, the greater of (a) 15% and (b) the product of (i) the sum of (A) the average of the Dilution Ratios for each of the last twelve calendar months ended on or immediately preceding such date, multiplied by (x) 2.0, if WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated BB- or higher by S&P and Ba3 or higher by Moody's on such date, or (y) 2.5, if WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated B+ or lower by S&P or B1 or lower by Moody's on such date or shall not be rated by either S&P or Moody's on such date, and (B) the Dilution Volatility Factor as of such date, and (ii) the Dilution Horizon as of such date.

            "DILUTIONS" means the aggregate amount of any reductions or cancellations of the Outstanding Balance of the Pool Receivables as a result of any defective, rejected or returned goods or services, any discount, or any adjustment (including, without limitation, any SCA Adjustment) by the Seller or any Originator or the Servicer or as a result of any dispute by the Obligor thereof with respect to any such Pool Receivable or as a result of a setoff in respect of any claim by the Obligor thereof against the Seller or any Originator or the Servicer (whether such claim arises out of the same or a related transaction or an unrelated transaction), PROVIDED, HOWEVER, that SCA Adjustments shall be excluded from Dilutions for purposes of calculating the Dilution Ratio, and PROVIDED FURTHER, that Unbilled Receivables shall be excluded from Dilutions for purposes of calculating the Dilution Reserve.

            "DILUTION VOLATILITY FACTOR" means, as of any date, the ratio (expressed as a percentage) equal to the product of (a) the amount by which (i) the highest of the average Dilution Ratios for any three month period during the twelve calendar month period most recently ended on or before such date exceeds
(ii) the average of the Dilution Ratios for each of the twelve calendar months constituting such period and (b) a fraction the numerator of which is the highest of the average Dilution Ratios for any three month period during the twelve calendar month period most recently ended on or before such date and the denominator of which is the average of the Dilution Ratios for each of the twelve calendar months constituting such period.

            "DYNAMIC LOSS RESERVE PERCENTAGE" means, as of any date, the product of (i) the highest of the average Deemed Loss Ratios for any three-month period during the twelve calendar month period most recently ended on or before such date, (ii) the Loss Horizon Factor as of such date, and (iii) (A) 2.0, if WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated BB- or higher by S&P and Ba3 or higher by Moody's on such date or
(B) 2.5, if WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated B+ or lower by S&P or B1 or lower by Moody's on such date or shall not be rated by either S&P or Moody's on such date.

            "ELIGIBLE ASSIGNEE" means (i) any Managing Agent or any of their respective Affiliates, (ii) any Purchaser or any of their respective Affiliates,
(iii) any commercial bank all of whose short-term public senior unsecured debt securities are rated at least A-1 by S&P and at least P-1 by Moody's, or (iv) any other Person, PROVIDED that such Person is not a competitor of WORLDCOM or any of the Originators; PROVIDED, HOWEVER, that neither an Originator nor the Seller nor any of their respective Affiliates may be an Eligible Assignee.

            "ELIGIBLE INVESTMENTS" means any of the following, having a maturity to satisfy the requirements of SECTION 6.06(B): (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit, or time deposits, or cash, or cash escrows, in each case at any commercial bank that is a Liquidity Bank or a member of the Federal Reserve System and that issues (or the parent of which issues) commercial paper rated as described in clause (c) below, is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1 billion, (c) commercial paper issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's and "A-1+" (or the then equivalent grade) by S&P, or (d) interests in any money market mutual fund which at the date of investment in such fund has the highest fund rating by each of Moody's and S&P which has issued a rating for such fund (which rating, in the case of S&P, shall mean a rating of AAAm or AAAmg).

            "ELIGIBLE RECEIVABLE" means, at any time and with respect to any Receivable Interest, a Receivable:

            (i) the Obligor of which is a United States resident and is not an Affiliate of the Seller or WORLDCOM;

            (ii) the Obligor of which is a Designated Obligor;

            (iii) the Obligor of which at the time of the initial creation of an interest therein hereunder is not the Obligor of any Defaulted Receivables in the aggregate amount of 50% or more of the aggregate Outstanding Balance of all Billed Pool Receivables of such Obligor;

            (iv) which at the time of the initial creation of an interest therein hereunder is not a Defaulted Receivable;

            (v) which, according to the Contract related thereto, is required to be paid in full within 30 days, in the case of each Consumer Receivable, and 60 days, in the case of each other Receivable, of the original billing date therefor;

            (vi) which has been billed to the Obligor thereof or is an Eligible Unbilled Receivable;

            (vii) which is an account receivable representing all or part of the sales price of merchandise, insurance or services within the meaning of
      SECTION 3(C)(5) of the Investment Company Act of 1940, as amended;

            (viii) a purchase of which with the proceeds of notes would constitute a "current transaction" within the meaning of SECTION 3(a)(3) of the Securities Act of 1933, as amended;

            (ix) which is an "account" within the meaning of SECTION 9-102 of the UCC of the jurisdiction the law of which governs the perfection of the interest created by a Receivable Interest;

            (x) which is denominated and payable only in United States dollars in the United States;

            (xi) which arises under a Contract which has been duly authorized and which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of such Obligor);

            (xii) which arises under a Contract which does not contain any provision that restricts the ability of the Co-Lead Managers, the Administrative Agent or any Managing Agent from exercising its rights under any of the Transaction Documents;

            (xiii) which is assignable, under the terms of the applicable Contract and otherwise, without any consent of or notice to the Obligor thereof or any other Person (other than the Seller);

            (xiv) which, arises under a Contract (A) which requires no further action by any Originator or the Seller in order for payment thereof to be enforced against the Obligor thereof and (B) under which the delivery of goods and/or the performance of services giving rise to such Receivable has been completed by the Originator in respect thereof without any dispute, offset, counterclaim or defense whatsoever; it being understood and agreed that any Receivable that is a Private Line Receivable shall not be an "Eligible Receivable" pursuant to this clause (xiv) until the delivery of goods and/or the performance of services for such Private Line Receivable shall have been fully completed;

            (xv) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

            (xvi) which (A) satisfies all applicable requirements of the Credit and Collection Policy (other than, following the initial creation of an interest therein hereunder, those relating to the credit-worthiness of the Obligors) and (B) complies with such other reasonable criteria and requirements (other than, following the initial creation of an interest therein hereunder, those relating to the credit-worthiness of the Obligors) as the Administrative Agent (with the consent or at the request of the Majority Managing Agents) may from time to time specify to the Seller upon 30 days' prior written notice;

            (xvii) which was generated in the ordinary course of the applicable Originator's business;

            (xviii) as to which, at or prior to the time of the initial creation of an interest therein through a Purchase, the Administrative Agent has not notified the Seller (and the Administrative Agent shall so notify the Seller at the request of the Majority Managing Agents) that the Administrative Agent has determined, in its sole discretion, that such Receivable (or class of Receivables) is not acceptable for purchase by the Purchasers hereunder; and

            (xix) Obligor of which is not the Obligor of any Receivable that is evidenced by a promissory note or other "instrument" within the meaning of the UCC;

PROVIDED, HOWEVER, that the PROVISO to the definition of "Receivables Pool" contained herein shall also apply to this definition of "Eligible Receivable".

            "ELIGIBLE UNBILLED RECEIVABLE" means, at any time, any Receivable arising as a result of the provision of telecommunications goods and/or services by an Approved Originator (excluding, however, any Private Line Receivable) during (but not prior to) the immediately preceding calendar month (a) for which the Obligor thereunder has not yet been billed and (b) arising pursuant to a Contract (i) that requires no further action (other than customary billing or invoicing) by any Approved Originator or the Seller in order for payment thereof to become due and payable by the Obligor thereof and (ii) under which the delivery of goods and/or the performance of services giving rise to such Receivable has been completed by the Approved Originator thereof.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the Seller's controlled group, or under common control with the Seller, within the meaning of SECTION 414 of the Code.

            "EVENTS OF TERMINATION" has the meaning specified in SECTION 7.01.

            "EXCESS AMOUNT" means, in respect of any Receivable Interest on any Business Day, the lesser of (i) the aggregate amount of Cure Deposited Amounts attributable to such Receivable Interest and received or otherwise held in the Deposit Account on such Business Day and (ii) that amount, if any, which Capital of such Receivable Interest could be permitted to increase on such Business Day and not cause, together with similar increases of Capital of all other Receivable Interests and of Capital of "Receivable Interests" under the Parallel Purchase Commitment, the aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Parallel Purchase Commitment, after giving effect to the Collections of Pool Receivables and the addition of new Pool Receivables on the immediately preceding Business Day and the resulting recomputation of such Receivable Interests pursuant to SECTION
2.04 and of all "Receivable Interests" under the Parallel Purchase Commitment under, and pursuant to SECTION 2.04 of the Parallel Purchase Commitment as of the end of the immediately preceding Business Day, to exceed the Receivable Interest Percent then in effect.

            "EXCLUDED OBLIGOR" means any of the following:

            Cherry Communications, Inc.
            American Teletronics Long Distance dba ATLD
            Communications Network Corporation a/k/a Conetco
            Universal Network Services, Inc. a/k/a UNSI
            UniDial Incorporated
            Century Telecommunications, Inc.
            Oncor Communications, Inc.

            "FACILITY" means the willingness of each Purchaser to consider, in its sole discretion pursuant to ARTICLE II, the purchase from the Seller of Receivable Interests from time to time.

            "FACILITY TERMINATION DATE" means the earliest of (i) May 22, 2003,
(ii) the date of termination of the Facility pursuant to SECTION 2.03, (iii) the date designated as the Facility Termination Date by the Administrative Agent pursuant to SECTION 7.01, and (iv) the "Commitment Termination Date" as defined in and under the Parallel Purchase Commitment.

            "FCC" means the Federal Communications Commission and any successor regulatory body.

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

            "FEES" means those fees that are payable by the Seller pursuant to the Fee Letters.

            "FEE LETTERS" means (i) the amended and restated letter agreement dated as of the New Closing Date among the Seller, WORLDCOM, each Managing Agent and GBFC, as the same may from time to time be amended, supplemented or otherwise modified and (ii) the Amended and Restated Co-Lead Manager Fee Letter dated as of the New Closing Date among the Seller, WORLDCOM and CNAI as Co-Lead Manager and JPMorgan as Co-Lead Manager, as the same may from time to time be amended, supplemented or otherwise modified.

            "FIRST CLOSING DATE" means August 20, 1999.

            "GAAP" means generally accepted accounting principles in the United States consistently applied, in effect from time to time.

            "GOVERNMENTAL AUTHORITY" means any (a) local, state, municipal or federal government or any local, state, municipal or federal judicial, executive, regulatory or legislative agency or instrumentality, (b) private arbitration board or panel or (c) central bank.

            "GOVERNMENT RECEIVABLE" means any Receivable the Obligor of which is any federal, state or local government or any subdivision, agency or instrumentality of any federal, state or local government.

            "INDEMNIFIED AMOUNTS" has the meaning specified in SECTION 10.01.

            "INDEMNIFIED PARTY" means any or all of Purchasers, the Managing Agents, the Assignees, the Liquidity Banks, the Participants, the Administrative Agent and their respective Affiliates and successors and assigns.

            "INVESTMENT" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person.

            "LIQUIDATION DAY" means, for any Receivable Interest, either (i) each day during any Settlement Period for such Receivable Interest on which the conditions set forth in SECTION 3.03 are not satisfied (and such failure of conditions is not waived by the Majority Managing Agents), PROVIDED that such conditions are also not satisfied (and such failure of conditions is not waived by the Majority Managing Agents) on all succeeding days during such Settlement Period, or (ii) each day which occurs on or after the Termination Date.

            "LIQUIDATION FEE" means, for each Receivable Interest for any Settlement Period during which any Liquidation Day or the Termination Date occurs, the amount, if any, by which (i) the additional Yield (calculated without taking into account any Liquidation Fee or any shortened duration of such Settlement Period) which would have accrued on the reductions of Capital of such Receivable Interest during such Settlement Period if such reductions had remained as Capital, exceeds (ii) the income, if any, received by the Owner of such Receivable Interest from such Owner's investing the proceeds of such reductions of Capital.

            "LIQUIDATION YIELD/FEE" means, for any Receivable Interest at any date, an amount equal to the product of (a) the Capital of such Receivable Interest as at such date and (b) the Liquidation Yield/Fee Percentage for such Receivable Interest at such date.

            "LIQUIDATION YIELD/FEE PERCENTAGE" means, for any Receivable Interest at any date, an amount equal to the fraction (a) the numerator of which is the product of (i) the sum of (A) the Default Rate in effect on such date plus (B) 1% per annum (representing the rate per annum of the Servicer Fee for a successor Servicer) plus (C) the rate per annum of the Program Fee as defined in and under the Fee Letters and (ii) the product of (A) the number of days in the period equal to the average of Monthly Turnover Days for each of the three calendar months most recently ended on or before such date and (B) the Collection Delay Factor as in effect at such date and (b) the denominator of which is 360.

            "LIQUIDITY BANKS" means the banks and other financial institutions (other than the Administrative Agent) parties to the Parallel Purchase Commitment, together with their successors and assigns.

            "LOCK-BOX ACCOUNT" means each of the deposit accounts specified on
Schedule I hereof and except for purposes of SECTIONS 2.05 and 2.06, the Concentration Account, and maintained at a Lock-Box Bank for the purpose of receiving Collections.

            "LOCK-BOX BANK" means each of the banks specified on Schedule I hereof and, except for purposes of SECTIONS 2.05 and 2.06, the Concentration Bank, and any other bank specified as a "Lock-Box Bank" in accordance with this Agreement, in each case holding one or more Lock-Box Accounts.

            "LOCK-BOX NOTICE" means a notice, in substantially the form of Annex A to a Collection Notice, from the Administrative Agent to any Lock-Box Bank.

            "LOSS HORIZON FACTOR" means, as of any date, a fraction (a) the numerator of which is the sum of (i) the aggregate Sales of Commercial Receivables with respect to the five calendar months most recently ended on or before such date, plus (ii) the aggregate Sales of Consumer Receivables with respect to the two calendar months most recently ended on or before such date, plus (iii) the aggregate Outstanding Balance of Unbilled Pool Receivables as of the last day of the calendar month most recently ended on or before such date and (b) the denominator of which is the aggregate Outstanding Balance of Pool Receivables (excluding Defaulted Receivables) as of the last day of the calendar month most recently ended on or before such date.

            "LOSS RESERVE" means, for any Receivable Interest at any date, an amount equal to

                        LRP         x    (C+YFR)
                        ----------
                        (1-LRP)

            where:

            LRP = the Loss Reserve Percentage for such Receivable Interest at the close of business of the Servicer on such date.

            C = the Capital of such Receivable Interest at the close of business of the Servicer on such date, reduced by the Cure Deposited Amounts then on deposit in the Deposit Account and attributable to such Receivable Interest.

            YFR = the Yield/Fee Reserve for such Receivable Interest at the close of business of the Servicer on such date.

            "LOSS RESERVE PERCENTAGE" means, for any Receivable Interest at any date, the greatest of (i) the Dynamic Loss Reserve Percentage as of such date, PROVIDED, HOWEVER, that until the delivery by the Servicer of the Monthly Report pursuant to SECTION 2.07(B) in July 2002, the Dynamic Loss Reserve Percentage solely for the purpose of the calculation of the "Loss Reserve Percentage" pursuant to this definition, shall not exceed 35.2%, (ii) 16%, and (iii) three times the Loss-to-Liquidation Ratio as of the last day of the calendar month most recently ended on or before such date.

            "LOSS-TO-LIQUIDATION RATIO" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) an amount equal to the aggregate Outstanding Balance of all Billed Pool Receivables written off by any Originator or the Seller, or which should have been written off by any Originator or the Seller in accordance with the Credit and Collection Policy, during such month by (ii) the aggregate amount of Collections actually received during such month with respect to Billed Pool Receivables.

            "MAJORITY MANAGING AGENTS" means such of the Managing Agents as represent Purchasers or successive Assignees thereof which own Receivable Interests having at least 51% of the aggregate outstanding Capital at such time or, if no Receivable Interests are then existing, having at least 51% of the total of the Purchase Limits.

            "MANAGING AGENT" means, at any time, each of the CNAI Conduits Managing Agent, the Bank One Conduits Managing Agent, the GBFC Managing Agent, the Delaware Funding Managing Agent, the Paradigm Managing Agent, the Liberty Managing Agent and, in the case of any Purchaser becoming a party hereto solely by Assignment and Acceptance, the Person designated as Managing Agent for such Purchaser and its successive Assignees in such Assignment and Acceptance PROVIDED that in the case of any such designation in such Assignment and Acceptance, the Managing Agent of the assignor executing and delivering such Assignment and Acceptance shall have assigned, and the Person so designated shall have accepted and assumed, all of such Managing Agent's rights, interests, duties and obligations (to the extent theretofore related to such assignor and thereafter relating to such Purchaser) as Managing Agent hereunder in writing.

            "MATERIAL ADVERSE EVENT" means any set of one or more circumstances or events which, individually or collectively, could reasonably be expected to result in any (a) material impairment of the ability of the Servicer to perform any of its obligations under the Transaction Documents or the ability of the Administrative Agent or any Indemnified Party to enforce any such obligations or any of their respective rights or remedies under the Transaction Documents, or
(b) material and adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Servicer. The phrase "could be a Material Adverse Event" (and any similar phrase herein) means that there is a material probability of such Material Adverse Event occurring, and the phrase "could not be a Material Adverse Event" (and any similar phrase herein) means that there is not a material probability of such Material Adverse Event occurring.

            "MAY 9, 2002 LETTER WAIVER AND AMENDMENT" means the Letter Waiver and Amendment dated as of May 9, 2002, among the Seller, WORLDCOM, the Managing Agents, the Banks and the Group Managing Agents.

            "MIDTERM RECEIVABLE" means a Receivable which, according to the Contract related thereto, has a due date for payment in full more than 30 days but less than 61 days after the original billing date therefor.

            "MONTHLY REPORT" means a report, in substantially the form of Exhibit D hereto, furnished by the Servicer to each Managing Agent and the Administrative Agent for each Owner pursuant to SECTION 2.07(B).

            "MONTHLY REPORTING PERIOD" means any period during which WORLDCOM's long-term public senior unsecured and unguaranteed debt securities shall be rated BBB- or higher by S&P and Baa3 or higher by Moody's.

            "MONTHLY TURNOVER DAYS" means, for any calendar month, that period (expressed in days) equal to the product of (i) 30 and (ii) a fraction having as its numerator the aggregate Outstanding Balance of all Pool Receivables on the last day of such calendar month and as its denominator the aggregate amount of Collections actually received during such month with respect to Pool Receivables.

            "MOODY'S" means Moody's Investors Service, Inc., or any successor thereof.

            "MULTIEMPLOYER PLAN" means a multiemployer plan, as defined in
SECTION 4001(A)(3) of ERISA, to which the Seller or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

            "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
SECTION 4001(A)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate and at least one Person other than the Seller and the ERISA Affiliates or (b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under SECTION 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

            "NET RECEIVABLES POOL BALANCE" means at any time the Outstanding Balance of the Eligible Receivables in the Receivables Pool at such time reduced by the sum of, without duplication, (i) the aggregate Outstanding Balance of the Defaulted Receivables in the Receivables Pool at such time, (ii) the aggregate amount by which the then aggregate Outstanding Balance of all Eligible Receivables (other than Defaulted Receivables) that are then Billed Receivables of each Obligor then in the Receivables Pool exceeds (x) the product of (A) the Concentration Limit Percentage for such Obligor at such time multiplied by (B) the aggregate outstanding Capital of all Receivable Interests or (y) the Special Concentration Limit for such Obligor, as the case may be, (iii) the aggregate amount by which the then aggregate Outstanding Balance of all Eligible Receivables (other than Defaulted Receivables) that are then Billed Receivables and are Government Receivables then in the Receivables Pool exceeds 20% of the sum of the aggregate Loss Reserve for all Receivable Interests and the aggregate "Loss Reserve" for all "Receivable Interests" under and as defined in the Parallel Purchase Commitment, (iv) the Unapplied Cash and Credits at such time,
(v) the aggregate amount of Offset Reserves in existence at such time in respect of the Obligors of Billed Pool Receivables, (vi) without duplication in respect of clause (ii) of the definition of "Eligible Receivable", the aggregate Outstanding Balance of Pool Receivables owed by Obligors which are not Designated Obligors at such time, (vii) without duplication in respect of clause
(iii) of the definition of "Eligible Receivable", the aggregate Outstanding Balance of Pool Receivables owed by each Obligor of any Defaulted Receivables in the aggregate amount of 50% or more of the aggregate Outstanding Balance of all Pool Receivables of such Obligor, (viii) the aggregate amount of those portions of the Outstanding Balances of Billed Pool Receivables which represent amounts accrued and unpaid in connection with sales, excise or other taxes for the account of any federal, state or local government, (ix) at any time during which the Dilution Reserve is greater than zero, the aggregate amount of SCA Adjustments that shall not have occurred at such time, as specified by the Administrative Agent (at the request or with the consent of the Managing Agents), and (x) the aggregate amount by which the then aggregate Outstanding Balance of all Eligible Receivables (other than Defaulted Receivables) that are Midterm Receivables then in the Receivables Pool exceeds 20% of the aggregate Outstanding Balance of the Pool Receivables that are Eligible Receivables and are not Defaulted Receivables.

            "NETWORK" means MCI WORLDCOM Network Services, Inc., a Delaware corporation.

            "NEW CLOSING DATE" means May 23, 2002.

            "NEW WORLDCOM CREDIT AGREEMENT" has the meaning specified in the definition of "WORLDCOM Credit Agreement" contained in this SECTION 1.01.

            "OBLIGOR" means a Person obligated to make payments pursuant to a Contract.

            "OFFSET RESERVE" means, in respect of the Billed Pool Receivables owing by any Obligor at any time, the lesser of (i) the aggregate amount of Claims of such Obligor in existence at such time and (ii) the aggregate Outstanding Balance of such Billed Pool Receivables at such time.

            "ORIGINAL PARALLEL PURCHASE COMMITMENT" means the Amended and Restated Receivables Purchase Agreement dated as of October 24, 2001, as amended by Amendment No. 1 thereto dated as of March 26, 2002 among the Seller, the Servicer, the Liquidity Banks from time to time party thereto, the Group Managing Agents from time to time party thereto and Bank One, as Administrative Agent, as amended, restated or otherwise modified prior to the date hereof.

            "ORIGINATOR" means each of Network, Communications, Telecom and UUNET; PROVIDED, HOWEVER, that any Originator shall cease to be an Originator upon (i) the occurrence of any event set forth in SECTION 7.01(E) as to such Originator (as though such Originator were the Seller hereunder) and (ii) three Business Days' notice to such effect by the Administrative Agent (with the consent or at the request of the Majority Managing Agents) to the Seller; and PROVIDED FURTHER, HOWEVER, that such Originator shall continue to be an Originator for purposes of all Pool Receivables existing, and in which interests have been created hereunder, prior to the effectiveness of such notice.

            "OTHER TAXES" has the meaning specified in SECTION 2.12(B).

            "OUTSTANDING BALANCE" of any Receivable at any time means the then outstanding principal balance thereof after giving effect to all Collections (including, without limitation, deemed Collections).

            "OWNER" means, in respect of each Receivable Interest, upon its purchase the Purchaser as the purchaser thereof; PROVIDED, HOWEVER, that, upon any assignment thereof or a portion thereof pursuant to ARTICLE IX, the Assignee thereof shall be the Owner thereof.

            "OWNER COLLECTIONS" means, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (a) the aggregate amount of such Collections multiplied by (b) the Total Receivable Interest Percentage on such date.

            "PARALLEL PURCHASE COMMITMENT" means the Second Amended and Restated Receivables Purchase Agreement dated as of the date hereof among the Seller, the Servicer, the Liquidity Banks from time to time party thereto, the Group Managing Agents from time to time party thereto and JPMorgan, as Administrative Agent, which amends and restates the Original Parallel Purchase Commitment, and as the same may from time to time be further amended, supplemented or otherwise modified.

            "PARENT UNDERTAKING" means an amended and restated undertaking, in substantially the form of Exhibit I hereto, by WORLDCOM in favor of the Administrative Agent and the other Indemnified Parties, as such undertaking may from time to time be amended, supplemented or otherwise modified.

            "PARTICIPANT" means, at any time for each Receivable Interest, each Person which at such time (i) shall have purchased from any Purchaser or any Assignee thereof an undivided interest in such Receivable Interest, or shall have otherwise provided to such Purchaser or Assignee liquidity or credit enhancement with respect thereto, or shall have made a commitment to any Managing Agent for any Purchaser or any Assignee thereof or to any Purchaser or any Assignee thereof to so purchase such an interest or to otherwise provide liquidity or credit enhancement with respect to such Receivable Interest or (ii) if the Parallel Purchase Commitment is in effect at such time, is a Liquidity Bank thereunder.

            "PARTNERS" means MCI WORLDCOM Capital Management Partners, a Delaware general partnership.

            "PASS-THROUGH PURCHASER" means any of Paradigm, Delaware Funding, GBFC and Liberty.

            "PERSON" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

            "PLAN" means a Single Employer Plan or a Multiple Employer Plan.

            "POOL RECEIVABLE" means a Receivable in the Receivables Pool.

            "POTENTIAL EVENT OF TERMINATION" means any event that, with the giving of notice or the passage of time or both, would constitute an Event of Termination.

            "PRIVATE LINE RECEIVABLE" means any Receivable arising from the sale by any Originator of dedicated telecommunications services provided by such Originator to its customers between designated customer premises.

            "PRO RATA SHARE" means, at any time, in the case of any Purchaser, the percentage obtained by dividing the amount of such Purchaser's Purchase Limit at such time by the total of the Purchase Limits at such time; PROVIDED, HOWEVER, that in the case of any Purchase where any Purchaser has refused to make such Purchase or is unable or refuses to fund such Purchase by its issuance of commercial paper notes, such Purchaser's Pro Rata Share for such Purchase shall be zero and the Pro Rata Share for such Purchase for the Purchaser or Purchasers, if any, which shall instead make such Purchase (as determined pursuant to SECTION 2.02) in place of such replaced Purchaser shall be (i) if such Purchaser is a new Purchaser replacing such replaced Purchaser pursuant to
SECTION 2.14 as a result of such refusal, the percentage obtained by dividing the amount of such replaced Purchaser's Purchase Limit at such time by the total of the Purchase Limits at such time, or (ii) if such Purchaser is a single existing Purchaser at such time, the percentage obtained by dividing the sum of such Purchaser's Purchase Limit at such time plus such replaced Purchaser's Purchase Limit at such time by the total of the Purchase Limits at such time, or (iii) if such Purchasers are multiple existing Purchasers at such time, for each such Purchaser the percentage obtained by adding to the percentage obtained for such Purchaser as set forth above in this definition prior to this proviso such Purchaser's ratable share of such replaced Purchaser's percentage (determined as set forth above in this definition prior to this proviso) or as shall have otherwise been agreed by such multiple Purchasers (or, if no Purchaser shall make such Purchase in place of such replaced Purchaser and as a result such Purchase is reduced by the amount which such replaced Purchaser would otherwise have paid in connection with such Purchase, each remaining Purchaser's Pro Rata Share for such reduced Purchase shall be the percentage obtained by dividing the amount of such Purchaser's Purchase Limit at such time by the difference between the total of the Purchase Limits at such time minus such replaced Purchaser's Purchase Limit at such time). Upon any Purchase where any Purchaser shall have so refused or shall have been so unable to make or so fund such Purchase, each Purchaser's Pro Rata Share for purposes of the Fee Letters and SECTION 8.05 shall be the percentage obtained by dividing the aggregate outstanding Capital of all Receivable Interests owned by such Purchaser by the aggregate outstanding Capital of all Receivable Interests at such time.

            "PROVISIONAL LIQUIDATION DAY" means any day which could be a Liquidation Day but for the proviso in clause (i) of the definition of "Liquidation Day".

            "PUC" means any state or local regulatory agency or governmental authority that exercises jurisdiction over the rates or services or the ownership, construction, or operation of network facilities or telecommunications systems or over Persons who own, construct or operate network facilities or telecommunications systems.

            "PURCHASE" means a purchase by any Purchaser of a Receivable Interest from the Seller pursuant to ARTICLE II.

            "PURCHASE LIMIT" means:

            (i) in the case of CAFCO or its successive Assignees pursuant to
      SECTION 9.02, $150,000,000,

            (ii) in the case of CHARTA or its successive Assignees pursuant to
      SECTION 9.02, $150,000,000,

            (iii) in the case of FASC or its successive Assignees pursuant to
      SECTION 9.02, $150,000,000,

            (iv) in the case of JSC or its successive Assignees pursuant to
      SECTION 9.02, $150,000,000,

            (v) in the case of GBFC or its successive Assignees pursuant to
      SECTION 9.02, $225,000,000,

            (vi) in the case of Delaware Funding or its successive Assignees pursuant to SECTION 9.02, $300,000,000,

            (vii) in the case of Paradigm or its successive Assignees pursuant to SECTION 9.02, $300,000,000, and

            (viii) in the case of Liberty or its successive Assignees pursuant to SECTION 9.02, $75,000,000,

in each case of clauses (i) through (viii), as such amount may be reduced pursuant to SECTION 2.03.

            "PURCHASER" has the meaning assigned to that term in Preliminary Statement (3) hereto; PROVIDED, HOWEVER, that upon any assignment hereunder pursuant to SECTION 9.02 of all or a portion of the Receivable Interests owned by any Purchaser together with all or a portion of the rights and obligations of such Purchaser hereunder associated therewith, the Assignee thereof shall be a Purchaser for all purposes hereunder.

            "PURCHASER RATE" means:

            (i) for any Settlement Period for any Receivable Interest owned by any Owner (other than any Bank One Conduit and any Pass-Through Purchaser) which funds the Purchase or maintenance of its Receivable Interest by the issuance of commercial paper notes, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Owner from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of those commercial paper notes issued by such Owner that are allocated, in whole or in part, by the Managing Agent of such Owner (on behalf of such Owner) to fund the Purchase or maintenance of such Receivable Interest during such Settlement Period, as determined by the Managing Agent of such Owner (on behalf of such Owner) and reported to the Seller and the Servicer, which rates shall reflect and give effect to the commissions of placement agents and dealers and other issuance costs in respect of such commercial paper notes, to the extent such commissions are allocated, in whole or in part, to such commercial paper notes by the Managing Agent of such Owner (on behalf of such Owner); PROVIDED, HOWEVER, that if any component of such rate is a discount rate, in calculating the "Purchaser Rate" for such Settlement Period the Managing Agent for such Owner shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum;

            (ii) for any Settlement Period for any Receivable Interest owned by any Bank One Conduit if and to the extent such Bank One Conduit funds the Purchase or maintenance of its Receivable Interest by the issuance of commercial paper notes during such Settlement Period, the per annum rate that reflects, for each day during such Settlement Period, the sum of (A) discount accrued on commercial paper notes of such Bank One Conduit on such day which commercial paper notes are subject to any pooling arrangements by such Bank One Conduit (but excluding commercial paper notes issued by such Bank One Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by such Bank One Conduit) ("BANK ONE CONDUIT POOLED COMMERCIAL PAPER"), plus (B) any and all accrued commissions in respect of placement agents and commercial paper dealers, and issuing and paying agent fees incurred, in respect of Bank One Conduit Pooled Commercial Paper for such day, plus (C) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Bank One Conduit Pooled Commercial Paper for such day, minus (D) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Bank One Conduit Pooled Commercial Paper, minus (E) any payment received on such day net of expenses in respect of broken funding costs related to the prepayment of any Receivable Interest of such Bank One Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Bank One Conduit Pooled Commercial Paper; PROVIDED, HOWEVER, that in addition to the foregoing costs, if the Seller shall request any additional Purchase by such Bank One Conduit during any period of time determined by the Bank One Conduits Managing Agent in its sole discretion to result in an incrementally higher Purchaser Rate applicable to such additional Purchase, the Capital associated with any such additional Purchase shall, during such period, be deemed to be funded by such Bank One Conduit in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such higher Purchaser Rate applicable only to such special pool and charged each day during such period against such Capital; and

            (iii) for any Settlement Period for any Receivable Interest owned by any Pass-Through Purchaser if and to the extent such Pass-Through Purchaser funds the Purchase or maintenance of its Receivable Interest by the issuance of commercial paper notes during such Settlement Period, the per annum rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of such Pass-Through Purchaser to be issued from time to time to fund the Purchase or maintenance of such Receivable Interest by such Pass-Through Purchaser during such Settlement Period (including, for this purpose, commercial paper notes which are issued by such Pass-Through Purchaser in order to purchase or maintain such Receivable Interest and which may be in excess of such Pass-Through Purchaser's Capital) may be sold by any placement agent or commercial paper dealer selected by the Managing Agent of such Pass-Through Purchaser as agreed between each such agent or dealer and the Managing Agent of such Pass-Through Purchaser, which rate or rates shall reflect and give effect to the commissions of placement agents and dealers and other issuance costs in respect of such commercial paper notes, to the extent such commissions are allocated, in whole or in part, to such commercial paper notes by the Managing Agent of such Pass-Through Purchaser (on behalf of such Pass-Through Purchaser); PROVIDED, HOWEVER, if the rate (or rates) as agreed between any such agent or dealer and the Managing Agent of such Pass-Through Purchaser during any Settlement Period for any Receivable Interest is a discount rate (or rates), the "Purchaser Rate" for such Settlement Period shall be the rate (or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; and provided, FURTHER, HOWEVER, that (i) if and to the extent that any such commercial paper notes mature during any Settlement Period, the Purchaser Rate for such Settlement Period shall be increased to reflect the interest on the interest accrued to such maturity on such commercial paper notes, such interest on interest to accrue during the period from the date of such maturity to the last day of such Settlement Period and
      (ii) the Purchaser Rate for any Settlement Period shall be increased to reflect such Pass-Through Purchaser's cost of funding, under any swingline or other short-term liquidity arrangement, any amount of Yield for such Settlement Period to be paid on the next succeeding Settlement Date.

            "RATING AGENCY" means, collectively, Moody's and S&P, and each other rating agency chosen by GBFC, Paradigm or Liberty to rate its commercial paper notes at any time.

            "RECEIVABLE" means the indebtedness of any Obligor under a Contract (whether billed or unbilled), and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

            "RECEIVABLE INTEREST" means, at any time, an undivided percentage ownership interest at such time in (i) all then outstanding Pool Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to SECTION 2.04, (ii) all Related Security with respect to such Pool Receivables and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables. Such undivided percentage interest for such Receivable Interest shall be computed as

                                C + YFR + LR + DR
                                -----------------
                                      NRPB

            where:

            C = the Capital of such Receivable Interest at the time of such computation, reduced by the Cure Deposited Amounts then on deposit in the Deposit Account and attributable to such Receivable Interest.

            YFR = the Yield/Fee Reserve of such Receivable Interest at the time of such computation.

            LR = the Loss Reserve of such Receivable Interest at the time of such computation.

            DR = the Dilution Reserve of such Receivable Interest at the time of such computation.

            NRPB = the Net Receivables Pool Balance at the time of such computation.

PROVIDED, HOWEVER, that upon the occurrence of any Termination Date that results from either any Facility Termination Date in turn resulting from the occurrence and continuance of an Event of Termination pursuant to SECTION 7.01 or any Reinvestment Termination Date in turn resulting from the designation of such Reinvestment Termination Date by the Administrative Agent pursuant to the definition of "Reinvestment Termination Date" contained in this SECTION 1.01, the Receivable Interests then outstanding under this Agreement, together with the "Receivable Interests," if any, then outstanding under, and as defined in, the Parallel Purchase Commitment, shall be increased, ratably according to their respective amounts of Capital and "Capital" (as defined in the Parallel Purchase Commitment) therefor, and shall be fixed at all times thereafter, so that the aggregate undivided percentage interest of all such

Receivable Interests and such "Receivable Interests" shall be 100% in and to (i) all then outstanding Pool Receivables, (ii) all Related Security with respect to such Pool Receivables and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables.

            Each Receivable Interest shall be determined from time to time pursuant to the provisions of SECTION 2.04.

            "RECEIVABLE INTEREST PERCENT" means (a) during each Daily Reporting Period, 99% until the Servicer shall send, pursuant to Section 2.07(c), to each Managing Agent and the Administrative Agent at least weekly the information required as portfolio rollforward information set forth in the form of Daily Report attached hereto as Exhibit L, and thereafter 100% so long as the Servicer shall so send such information at least weekly and 99% if and so long as the Servicer shall not so send such information at least weekly, (b) during each Weekly Reporting Period, 99%, and (c) during each Monthly Reporting Period, 98%.

            "RECEIVABLES CONTRIBUTION AND SALE AGREEMENT" means the Amended and Restated Receivables Contribution and Sale Agreement, dated as of the date hereof, in substantially the form of Exhibit F hereto, among each Originator, WORLDCOM as the "Buyer's Servicer" thereunder, and the Seller, as the same may from time to time be amended, supplemented or otherwise modified with the prior written consent of the Administrative Agent (with the consent or at the request of the Majority Managing Agents).

            "RECEIVABLES POOL" means at any time the aggregation of each then outstanding Receivable in respect of which the Obligor is a Designated Obligor or, as to any Receivable in existence on such date, was a Designated Obligor on the date of the initial creation of an interest in such Receivable under this Agreement; PROVIDED, HOWEVER, solely (i) for the purposes of SECTION 7.01(Q),
(ii) so long as no other Event of Termination shall have occurred and be continuing, and (iii) for a period of not more than two Business Days after the earlier of the date on which the Seller or the Servicer knows that the event described in SECTION 7.01(Q) has occurred and the next succeeding Settlement Date for any Settlement Period, the amount set aside and held in trust (in accordance with the provisions of SECTION 6.02(b)) by the Servicer pursuant to
SECTION 2.05(A)(II)(B) at any time shall be considered to be an Eligible Receivable in the Receivables Pool.

            "RECENT COLLECTIONS" means the aggregate of all those Collections that were deposited in the Lock-Box Accounts during the period from January 1, 2002 to May 15, 2002.

            "RECORDS" means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable and the related Obligor.

            "REINVESTMENT TERMINATION DATE" means that Business Day which the Seller designates or, if the conditions precedent in SECTION 3.03 are not satisfied, that Business Day which the Administrative Agent (with the consent or at the request of the Majority Managing Agents) designates, as the first date on which Collections in respect of each Receivable Interest shall not be reinvested in accordance with SECTION 2.05(a), by notice to the Administrative Agent

(if the Seller so designates) or to the Seller (if the Administrative Agent so designates) at least one Business Day prior to such Business Day.

            "RELATED SECURITY" means with respect to any Receivable:

            (i) all of the Seller's interest in the goods (including returned goods), if any, relating to the sale which gave rise to such Receivable;

            (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

            (iii) all letter of credit rights, guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;

            (iv) all Records relating to such Receivable; and

            (v) all of the Seller's right, title and interest in and to the following:

                  (a) the Receivables Contribution and Sale Agreement,
            including, without limitation, (i) all rights to receive moneys due and to become due under or pursuant to the Receivables Contribution and Sale Agreement, (ii) all rights to receive proceeds of any indemnity, warranty or guaranty with respect to the Receivables Contribution and Sale Agreement, (iii) claims for damages arising out of or for breach of or default under the Receivables Contribution and Sale Agreement, and (iv) the right to perform under the Receivables Contribution and Sale Agreement and to compel performance and otherwise exercise all remedies thereunder; and

                  (b) all proceeds of any and all of the foregoing (including, without limitation, proceeds which constitute property of the types described in clause (a) of this definition).

            "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of the Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock to the Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase, or other acquisition for value, direct or indirect, of any shares of any class of capital stock of the Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees, or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for recession with respect to the Subordinated Notes payable to each of the Originators under the Receivables Contribution and Sale Agreement, (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of the Seller now or hereafter outstanding, and (v) any payment of management fees by the Seller.

            "SALES" means, with respect to any period, the aggregate Outstanding Balance of Billed Pool Receivables acquired by the Seller during such period less the aggregate amount of adjustments that would be deducted from such Billed Pool Receivables in order to calculate the "Net Invoices" amount thereof as defined in and in accordance with the MCI WORLDCOM Business Markets 4090 Trend Report as such Trend Report exists on the New Closing Date (whether or not such Trend Report is used to calculate such "Net Invoices" amount or otherwise applies to such Billed Pool Receivables), including, without limitation, adjustments of the type referred to in such Trend Report as "Pre-Invoice Adjustments" (SCA Adjustments), "Tax Adjustments", "Internals" and "WCOM Adjustments" as such terms are used in such Trend Report, and as reported by the Servicer in the Monthly Report.

            "SCA ADJUSTMENTS" means one-time or recurring credits for domestic or international usage due a customer pursuant to a contractual agreement.

            "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereof.

            "SECOND CLOSING DATE" means October 24, 2001.

            "SECURED OBLIGATIONS" has the meaning specified in SECTION 11.02.

            "SELLER COLLECTIONS" means, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (a) the aggregate amount of such Collections multiplied by (b) 100% minus the sum of (i) the Total Receivable Interest Percentage on such date and
(ii) the "Total Receivable Interest Percentage" under and as defined in the Parallel Purchase Commitment on such date.

            "SELLER'S ACCOUNT" means the deposit account of the Seller (with reference to 160289.47 MCI WorldCom Rec. Corp. Sellers A/C FBO Admin Agent ABA Routing number 021000021, account number ###-##-####, and account name DFC Funding Account) maintained with JPMorgan at its office at 450 West 33rd Street, New York, New York 10001.

            "SENIOR FINANCIAL OFFICER" means, in the case of any Person, any of the Chief Financial Officer, Treasurer, Assistant Treasurer or Controller of such Person.

            "SERVICER" has the meaning specified in SECTION 6.01.

            "SERVICER FEE" has the meaning specified in SECTION 2.09(B).

            "SETTLEMENT DATE" means, for each Settlement Period for each Receivable Interest, (i) with respect to the payment of all amounts other than Capital and Yield computed by reference to the Assignee Rate, the seventh calendar day after the end of such Settlement Period during the term of this Agreement; (ii) with respect to the payment of Yield computed by reference to the Assignee Rate, the last day of such Settlement Period during the term of this Agreement; and (iii) with respect to the recovery of Capital, the later of the 26th day after the end of such Settlement Period and the first Business Day after the Monthly Report relating to such Settlement Period is required to be forwarded by the Servicer to the Administrative Agent and each Managing Agent pursuant to SECTION 2.07(B) (whether or not so forwarded); PROVIDED that, in each case, if such day is not a Business Day, such Settlement Date shall be the next succeeding Business Day.

            "SETTLEMENT PERIOD" means, for each Receivable Interest:

            (a) in the case of any Settlement Period in respect of which Yield is computed by reference to the Purchaser Rate, initially, the period beginning on the date of Purchase of such Receivable Interest and ending on and including the last day of the calendar month in which the date of such Purchase occurs, and thereafter, each successive period commencing on the first day of each calendar month during the term of this Agreement and ending on the last day of such calendar month during the term of this Agreement; PROVIDED, HOWEVER, that in the case of any Settlement Period for any Receivable Interest which commences before the Termination Date and would otherwise end on a date occurring after the Termination Date, such Settlement Period shall end on the Termination Date and the duration of each Settlement Period which commences on or after the Termination Date may be any period (including, without limitation, a period of one day) as shall be selected from time to time by the Administrative Agent (with the consent or at the request of the Majority Managing Agents);

            (b) in the case of any Settlement Period in respect of which Yield is computed by reference to the Assignee Rate, initially, the period beginning on the date of Purchase of such Receivable Interest and ending on and including the last day of the calendar month in which the date of such Purchase occurs, and thereafter, each successive period commencing on the first day of each calendar month during the term of this Agreement and ending on the last day of such calendar month during the term of this Agreement, subject, however, to the proviso to clause (a) above; and PROVIDED, HOWEVER, that whenever the last day of any such Settlement Period would otherwise occur on a day other than a Business Day, the last day of such Settlement Period shall be extended to occur on the next succeeding Business Day, EXCEPT that, if such extension would cause the last day of such Settlement Period to occur in the next following calendar month, the last day of such Settlement Period shall occur on the next preceding Business Day; and

            (c) in the case of any Settlement Period in respect of which Yield is computed by reference to the Alternate Base Rate, such Settlement Period shall be of such duration as shall be selected by the Administrative Agent (with the consent or at the request of the Majority Managing Agents).

            "SINGLE EMPLOYER PLAN" means a single employer plan, as defined in
SECTION 4001(A)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate and no Person other than the Seller and the ERISA Affiliates or (b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under SECTION 4069 of ERISA in the event such plan has been or were to be terminated.

            "SPECIAL CONCENTRATION LIMIT" means, for any Obligor, at any time such U.S. dollar amount specified for such Obligor by the Administrative Agent (with the consent or at the request of all the Purchasers, which consent or request, in the case of GBFC, Paradigm and Liberty, may be conditioned on confirmation from the Rating Agencies rating GBFC's, Paradigm's or Liberty's, as the case may be, commercial paper notes that such amount will not result in a downgrade or withdrawal of the rating of GBFC's, Paradigm's or Liberty's, as the case may be, commercial paper notes), in writing delivered to the Seller; PROVIDED, HOWEVER, that the Administrative Agent (with the consent or at the request of the Majority Managing Agents), may cancel any Special Concentration Limit upon three Business Days' notice to the Seller.

            "SPECIAL EVENT" means, for any Purchaser, 60 days following the date of written notice by the Managing Agent of such Purchaser to the Seller, WORLDCOM and each other Managing Agent to the effect that (i) the Securities and Exchange Commission, any banking regulatory authority or any other Governmental Authority having jurisdiction over any corporation controlling such Managing Agent or any of its subsidiaries, requires the consolidation of the assets and liabilities of such Purchaser on the balance sheet of such corporation or any of its subsidiaries (including, without limitation, such Managing Agent) or requires that capital be maintained with respect thereto under any capital requirements as if such assets were owned by such corporation or any of its subsidiaries or (ii) the independent auditors for such corporation have advised such corporation or any of its subsidiaries in writing that in their opinion such consolidation is required by GAAP or applicable law, rule or regulation.

            "SUBSTITUTABLE PURCHASER" has the meaning specified in SECTION 2.14.

            "TARIFF" means, at any time, any then effective agreement or other document submitted from time to time by any Originator to any government or governmental regulatory agency setting forth the terms and conditions of the sales by such Originator of telecommunication goods or services to any Obligor from time to time (including, without limitation, the terms and conditions affecting the creation, billing, payment and collections of Receivables) within the jurisdictional boundaries of any such government or agency.

            "TAXES" has the meaning specified in SECTION 2.12(A).

            "TELECOM" means Telecom*USA, Inc., a Delaware corporation.

            "TERMINATION DATE" means the earlier of (i) the Reinvestment Termination Date and (ii) the Facility Termination Date.

            "TOTAL RECEIVABLE INTEREST PERCENTAGE" means, on any date, the sum of the Receivable Interests (expressed in percentage terms) on such date.

            "TRANSACTION DOCUMENTS" means this Agreement, the Parallel Purchase Commitment, the Receivables Contribution and Sale Agreement, the Collection Notices, the Consent and Agreement, the Parent Undertaking, the Certificates, the Subordinated Notes, the Fee Letters and the Demand Note.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

            "UNAPPLIED CASH AND CREDITS" means, at any time, the aggregate amount of Collections or other cash or credits then held by or for the account of the Servicer, any Originator or the Seller in respect of the payment of Billed Pool Receivables, but not yet applied to the payment of such Pool Receivables.

            "UNBILLED POOL RECEIVABLE" means any Pool Receivable that is at the time of determination an Unbilled Receivable.

            "UNBILLED RECEIVABLES" means a Receivable for which the Obligor has not been billed, net of any amounts reserved in connection with such Receivable for SCA Adjustments.

            "UNITED STATES" and "U.S." each mean United States of America.

            "UUNET" means UUNET Technologies, Inc., a Delaware corporation.

            "WEEKLY REPORT" means a report, in substantially the form of Exhibit M hereto, furnished by the Servicer to each Managing Agent and the Administrative Agent pursuant to SECTION 2.07(D).

            "WEEKLY REPORTING PERIOD" means any period that is neither a Monthly Reporting Period nor a Daily Reporting Period.

            "WELFARE PLAN" means a welfare plan, as defined in SECTION 3(L) of ERISA.

            "WORLDCOM CREDIT AGREEMENT" means either (a) the 364-Day Revolving Credit Agreement and Revolving Credit Agreement dated as of June 8, 2001 among WORLDCOM, as borrower, certain banks and other financial institutions party thereto as "Lenders" thereunder, and Bank of America, N.A., and The Chase Manhattan Bank, as Co-Administrative Agents, or (b) the credit or loan agreement which replaces, refinances or restates such Agreement (such credit or loan agreement being the "NEW WORLDCOM CREDIT AGREEMENT"), without giving effect, in the case of such clauses (a) and (b), to any waiver, amendment or other modification, or consent, with respect thereto.

            "YIELD" means:

            (a) except as otherwise provided in clause (c) below, for each Receivable Interest for any Settlement Period to the extent the Owner of such Receivable Interest will be funding such Receivable Interest during such Settlement Period through the issuance of commercial paper notes,

                        PR x C x ED + LF
                                 --
                                 360

            (b) (i) except as otherwise provided in subclause (ii) below and clause (c) below, for each Receivable Interest for any Settlement Period to the extent the Owner of such Receivable Interest will not be funding such Receivable Interest during such Settlement Period through the issuance of commercial paper notes,

                        AR x C x ED + LF
                                 --
                                 360

            (ii) except as otherwise provided in clause (c) below, for each Receivable Interest for any Settlement Period during which the Owner of such Receivable Interest shall cease to fund such Receivable Interest through the issuance of commercial paper notes on any day other than the first day thereof, the sum of (A) Yield for such Receivable Interest calculated under clause (a) of this definition except that PND shall be substituted for ED plus (B) Yield for such Receivable Interest calculated under clause (b)(i) of this definition except that ARD shall be substituted for ED plus (C) the product of

                        AR x AY x ARD
                                  ---
                                  360

            (c) for each Receivable Interest for any period within any Settlement Period in which an Event of Termination shall have occurred and/or is continuing, the sum of (i) the Yield for such Receivable Interest calculated under clause (a) or (b), as applicable, of this definition, plus (ii) the product of

                        DR x C x TD
                                 --
                                 360

            where:

            AR = the Assignee Rate for such Settlement Period for such Receivable Interest;

            PR = the Purchaser Rate for such Settlement Period for such Receivable Interest;

            DR =        the Default Rate in effect from time to time;

            C = the Capital of such Receivable Interest during such Settlement Period;

            ED = the actual number of days elapsed during such Settlement Period, PROVIDED, HOWEVER, that if an Event of Termination shall have occurred and/or is continuing during such Settlement Period, "ED" shall not include the number of days during such Settlement Period in which there shall have occurred and/or be continuing an Event of Termination;

            TD = the actual number of days elapsed during such Settlement Period in which there shall have occurred and/or be continuing an Event of Termination;

            LF = the Liquidation Fee, if any, for such Receivable Interest for such Settlement Period;

            PND = the actual number of days elapsed during the period from the first day of such Settlement Period to the date on which the Owner of such Receivable Interest shall cease to fund such Receivable Interest through the issuance of commercial paper notes;

            ARD = the actual number of days elapsed during the period from the date on which the Owner of such Receivable Interest shall cease to fund such Receivable Interest through the issuance of commercial paper notes to the last day of such Settlement Period; and

            AY = the sum of accrued Yield for such Receivable Interest calculated under subclause (A) of clause (b)(ii) of this definition plus all unpaid Yield for such Receivable Interest which accrued prior to such Settlement Period, as calculated under clause (a) of this definition;

PROVIDED that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and PROVIDED FURTHER, that Yield for any Receivable Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.
            "YIELD/FEE RESERVE" for any Receivable Interest at any date means the sum of (i) the Liquidation Yield/Fee at such date for such Receivable Interest, (ii) the accrued and unpaid Yield for such Receivable Interest and
(iii) the aggregate amount of accrued and unpaid fees payable by the Seller pursuant to SECTION 2.09 (a) and (b) in respect of such Receivable Interest.

            SECTION 1.02 OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the State of New York and not specifically defined herein are used herein as defined in such Article 9.

            SECTION 1.03 COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                   ARTICLE II
                       AMOUNTS AND TERMS OF THE PURCHASES

            SECTION 2.01 FACILITY. On the terms and conditions hereinafter set forth, any or all of the Purchasers may, in their discretion, make Purchases from time to time during the period from the date hereof to the Facility Termination Date. Purchases of Receivable Interests, if any, by Purchasers shall be made by the Purchasers making such Purchases simultaneously and ratably according to their respective Pro Rata Shares for such Purchases. Under no circumstances shall any Purchaser make any Purchase if, after giving effect to such Purchase, the aggregate outstanding Capital of Receivable Interests owned by such Purchaser, together with the aggregate outstanding "Capital" of "Receivable Interests" owned by the "Purchaser Group" of such Purchaser under and as defined in the Parallel Purchase Commitment, would exceed such Purchaser's Purchase Limit, or if, after giving effect to such Purchase to be made by all the Purchasers, the aggregate outstanding Capital of Receivable Interests, together with the aggregate outstanding "Capital" of "Receivable Interests" under the Parallel Purchase Commitment, would exceed the total of the Purchase Limits. The Owner of each Receivable Interest shall, with the proceeds of such Receivable Interest, reinvest pursuant to SECTION 2.05 in additional undivided percentage interests in the Pool Receivables by making an appropriate readjustment of such Receivable Interest. Nothing in this Agreement shall be deemed to be or construed as a commitment by any Purchaser to purchase any Receivable Interest at any time.

            SECTION 2.02 MAKING PURCHASES. (a) Each Purchase of Receivable Interests by the Purchasers shall be made on notice from the Seller to each Managing Agent and the Administrative Agent, given not later than (i) in the case of Receivable Interests for which Yield is computed by reference to the Purchaser Rate, 12:00 noon (New York City time) on the second Business Day before the date of such Purchase (except in the case of any Purchase of Receivable Interests to be made on the Business Day immediately following the New Closing Date, not later than 12:00 noon (New York City time) on the New Closing Date), and (ii) in the case of Receivable Interests for which Yield is computed by reference to the Assignee Rate, 12:00 noon (New York City time) on the fourth Business Day before the date of such Purchase. Each such notice of a proposed Purchase of Receivable Interests shall be by telecopier to the Administrative Agent and by electronic transmission to each Managing Agent and the Administrative Agent, and shall specify the requested aggregate amount of such Purchase (which shall not be less than $10,000,000) to be paid to the Seller and the date of such Purchase (which shall be a Business Day). Each Purchaser shall promptly notify each Managing Agent and the Administrative Agent whether it has determined to make such Purchase. If any Purchaser so notifies the Managing Agents and the Administrative Agent that it has determined not to make such Purchase or will not so fund such Purchase and any or all of the other Purchasers agree to make and so fund such Purchase in place of such Purchaser (it being understood that each Purchaser willing to so make and fund such Purchase shall be permitted by the other Purchasers and the Seller to do so), the Purchasers so making such Purchase shall notify each Managing Agent and the Administrative Agent of such agreement and their respective Pro Rata Shares for such Purchase. The Administrative Agent shall promptly thereafter, on each day it receives any such notice, notify the Seller of the identity of the Purchasers, if any, which have determined to make and so fund such Purchase and their respective Pro Rata Shares therefor. If any Purchaser shall have determined not to make or so fund such Purchase and no other Purchasers shall have agreed to make and so fund such Purchase in such Purchaser's place, the Seller shall notify the Administrative Agent whether it has designated a new Purchaser to replace such Purchaser pursuant to SECTION 2.14 and to make and so fund such Purchase. On the date of each Purchase of Receivable Interests by the Purchasers making such Purchase, each Purchaser making such Purchase shall, upon satisfaction of the applicable conditions set forth in ARTICLE III, make available to the Seller an amount equal to such Purchaser's Pro Rata Share of such Purchase by deposit of such amount in same day funds to the Seller's Account (or to such other account as the Seller may designate in writing from time to time).

            (b) The Managing Agent for each Purchaser holding any Receivable Interest shall notify the Administrative Agent, (i) by 12:00 noon (New York City time) on the third calendar day after the last day of each Settlement Period for such Receivable Interest for which the Yield for such Settlement Period shall be determined with reference to the Purchaser Rate, of (A) the Purchaser Rate for such Settlement Period for such Receivable Interest and (B) the amount of Yield accrued for such Receivable Interest during or with respect to such Settlement Period, and (ii) by 12:00 noon (New York City time) on the third calendar day after the last day of each Settlement Period for such Receivable Interest, of the amount of fees accrued under the applicable Fee Letter during such Settlement Period. The Administrative Agent shall notify the Seller and the Servicer, by 12:00 noon (New York City time) on the fifth calendar day after the last day of each Settlement Period for each Receivable Interest, of the respective amounts of Yield and fees notified by each Managing Agent to the Administrative Agent pursuant to the immediate preceding sentence. The Administrative Agent shall, on the first day of each Settlement Period for such Receivable Interest for which the Yield for such Settlement Period shall be determined with reference to the Assignee Rate, notify the Seller, the Servicer and each other Managing Agent of the Assignee Rate for such Settlement Period.

            (c) Each notice of a Purchase delivered pursuant to SECTION 2.02(A) shall be irrevocable and binding on the Seller. The Seller shall indemnify each Managing Agent and each Purchaser against any actual loss or expense incurred by such Managing Agent and/or such Purchaser as a result of any failure to fulfill on or before the date of any Purchase by such Purchaser (as to which notice has been given pursuant to SECTION 2.02(A)) the applicable conditions set forth in
ARTICLE III, including, without limitation, any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Managing Agent and/or such Purchaser to fund such Purchaser's ratable portion of such Purchase when such Purchase, as a result of such failure, is not made on such date.

            (d) Either the Seller or the Managing Agent for any Owner, upon notice to and consent by the other received at least three Business Days prior to the end of any Settlement Period (the "TERMINATING SETTLEMENT PERIOD") for any Receivable Interest of such Owner, may, effective on the last day of the Terminating Settlement Period: (i) divide any such Receivable Interest into multiple Receivable Interests, (ii) combine any such Receivable Interest with one or more other Receivable Interests that have a Settlement Period ending on the same day as such Terminating Settlement Period or (iii) combine any such Receivable Interest with a new Receivable Interest to be purchased by such Owner on the day such Terminating Settlement Period ends, PROVIDED, that in no event may a Receivable Interest of any Owner be combined with a Receivable Interest of any other Owner.

            SECTION 2.03 TERMINATION OR REDUCTION OF THE PURCHASE LIMITS. (A) OPTIONAL. The Seller may, upon at least five Business Days' notice to the Administrative Agent and each Managing Agent, terminate in whole or reduce in part, and ratably for each Purchaser, the unused portion of the aggregate Purchase Limits; PROVIDED, HOWEVER, that for purposes of this SECTION 2.03(A), the unused portion of the aggregate Purchase Limits shall be computed as the excess of (i) the aggregate Purchase Limits immediately prior to giving effect to such termination or reduction over (ii) the sum of (A) the aggregate Capital of Receivable Interests outstanding at the time of such computation and (B) the aggregate "Capital" of "Receivable Interests" outstanding under the Parallel Purchase Commitment at such time; PROVIDED FURTHER, that each partial reduction of the unused portion of the aggregate Purchase Limits shall be in an amount equal to $10,000,000 or integral multiples of $1,000,000 in excess thereof.

            (b) MANDATORY. On each day on which the Seller shall, pursuant to
SECTION 2.03(A) of the Parallel Purchase Commitment, reduce in part the unused portion of the aggregate Commitments (as defined in the Parallel Purchase Commitment), the aggregate Purchase Limits shall automatically, and ratably for each Purchaser, reduce by an equal amount. The aggregate Purchase Limits shall automatically terminate in whole on any day on which the Seller shall terminate in whole the aggregate Commitments pursuant to SECTION 2.03(A) of the Parallel Purchase Commitment.

            SECTION 2.04 RECEIVABLE INTEREST. Each Receivable Interest shall be initially computed as of the opening of business of the Servicer on the date of Purchase of such Receivable Interest. Thereafter until the Termination Date, such Receivable Interest shall be automatically recomputed as of the close of business of the Servicer on each day (other than a Liquidation Day). Such Receivable Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation, if any, shall be made. Any Receivable Interest, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after the Termination Date. Such Receivable Interest shall become zero at such time as the Owner of such Receivable Interest shall have received the accrued Yield for such Receivable Interest, shall have recovered the Capital of such Receivable Interest, and shall have received payment of the Fees and all other amounts payable by the Seller to such Owner or its Managing Agent, and the Servicer shall have received the accrued Servicer Fee for such Receivable Interest. Upon any Receivable Interest becoming zero as aforesaid, the Owner thereof and its Managing Agent and the Administrative Agent, respectively, shall execute and deliver such documents and take such action as the Seller may reasonably request to evidence the termination of such Owner's interest in the remaining Pool Receivables and hereunder, including assignments to the Seller of such Owner's interest in the remaining Pool Receivables and UCC termination statements with respect thereto, all without recourse to, or representation or warranty by, such Owner or its Managing Agent or the Administrative Agent, as the case may be.

            SECTION 2.05 NON-LIQUIDATION SETTLEMENT PROCEDURES. (a) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) during any Daily Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on the Daily Report delivered by the Servicer to each Managing Agent and the Administrative Agent on such Business Day pursuant to
SECTION 2.07(C), at that time and in the following order:

            (i) allocate all Collections transferred to the Concentration Account since receipt of the last such Daily Report either as Owner Collections or as Seller Collections;

            (ii) for each Receivable Interest, out of such Owner Collections attributable to such Receivable Interest, cause the Concentration Bank to transfer to the Deposit

      Account, to be held and invested by the Administrative Agent pursuant to
      SECTION 6.06, the Cure Amount, if any, for such Receivable Interest for such Business Day;

            (iii) for each Receivable Interest, out of the remainder of such Owner Collections attributable to such Receivable Interest, set aside and hold in trust (in accordance with the provisions of SECTION 6.02(B)) for the Owner of such Receivable Interest and the Servicer an amount equal to the sum of (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside and (B) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Owner or its Managing Agent and not previously so set aside;

            (iv) reinvest the remainder of such Owner Collections, for the benefit of the Owner of such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Owner shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Owner pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by the Seller and paid over for the account of such Owner and, notwithstanding any provision hereof to the contrary, such Owner shall have a claim for such amount; and

            (v) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer;

it being understood and agreed that if on any Business Day during any Daily Reporting Period the Servicer shall fail to deliver the Daily Report for such Business Day to each Managing Agent and the Administrative Agent pursuant to
SECTION 2.07(c), the Servicer shall, until such Daily Report shall be so delivered, either hold all funds that constitute Collections of Pool Receivables in the Concentration Account or, if and to the extent that the Servicer shall be obligated to deposit such funds in the Deposit Account pursuant to this SECTION 2.05(A), deposit such funds in the Deposit Account.

If on any Business Day (other than a Settlement Date in respect of Capital) during any Daily Reporting Period, the Servicer shall deliver to each Managing Agent and the Administrative Agent, prior to 12:00 noon (New York City time) on such Business Day, a Daily Report for such Business Day that shows any Excess Amount in respect of the Receivable Interests on deposit in the Deposit Account on such Business Day, the Administrative Agent shall, on such Business Day, transfer by way of immediately available funds to the Concentration Account funds equal to such Excess Amount.

On the Business Day that occurs two Business Days before the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Owner of such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (iii) of this SECTION 2.05(a). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds and the Cure Deposited Amounts, if any, then held in the Deposit Account and attributable to such Receivable Interest (i) to the Owner of such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Owner or its Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Owner or its Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

            (b) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation
Day) during each Weekly Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on information available to it, at that time and in the following order:

            (i) allocate all such Collections transferred to the Concentration Account either as Owner Collections or as Seller Collections;

            (ii) for each Receivable Interest and subject to the PROVISO set forth below, out of such Owner Collections attributable to such Receivable Interest, set aside and hold in trust for the Owner of such Receivable Interest and the Servicer an amount equal to the sum of (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside, (B) the Cure Amount, if any, for such Receivable Interest for such Business Day, and (C) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Owner or its Managing Agent and not previously so set aside;

            (iii) reinvest the remainder of such Owner Collections, for the benefit of the Owner of such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Owner shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Owner pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by the Seller and paid over for the account of such Owner and, notwithstanding any provision hereof to the contrary, such Owner shall have a claim for such amount; and

            (iv) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer;

PROVIDED, HOWEVER, that on the first Business Day of each week, the Servicer shall, based on the Weekly Report delivered by the Servicer to each Managing Agent and the Administrative Agent on such Business Day pursuant to SECTION 2.07(D) for the immediately preceding week, for such Receivable Interest, out of such Owner Collections referred to in clause (i) of this SUBSECTION (B) attributable to such Receivable Interest, cause the Concentration Bank to transfer to the Deposit Account, to be held and invested by the Administrative Agent pursuant to SECTION 6.06, the Cure Amount, if any, for such Receivable Interest for such Business Day, it being understood and agreed that if on the first Business Day of any week during any Weekly Reporting Period, the Servicer shall fail to have delivered the Weekly Report for such Business Day to each Managing Agent and the Administrative Agent pursuant to SECTION 2.07(D), the Servicer shall, until such Weekly Report shall be so delivered, either hold all funds that constitute Collections of Pool Receivables in the Concentration Account or, if and to the extent that the Servicer shall be obligated to deposit such funds in the Deposit Account pursuant to this SECTION 2.05(B), deposit such funds in the Deposit Account.

If, on the first Business Day (other than a Settlement Date in respect of Capital) of any week during any Weekly Reporting Period, the Servicer shall deliver to each Managing Agent and the Administrative Agent, prior to 12:00 noon (New York City time) on such Business Day, a Weekly Report for such Business Day that shows any Excess Amount in respect of the Receivable Interests on deposit in the Deposit Account on such Business Day, the Administrative Agent shall, on such Business Day, transfer by way of immediately available funds to the Concentration Account funds equal to such Excess Amount.

On the Business Day that occurs two Business Days before the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Owner of such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (ii) of this SECTION 2.05(B). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds and the Cure Deposited Amounts, if any, then held in the Deposit Account and attributable to such Receivable Interest (i) to the Owner of such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Owner or its Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Owner or its Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

            (c) Except as set forth in subsection (d) of this SECTION 2.05, on each Business Day (other than a Liquidation Day or a Provisional Liquidation
Day) during each Monthly Reporting Period, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and shall, based on information available to it, at that time and in the following order:

            (i) allocate all such Collections transferred to the Concentration Account either as Owner Collections or as Seller Collections;

            (ii) for each Receivable Interest, out of such Owner Collections attributable to such Receivable Interest, set aside and hold in trust for the Owner of such Receivable Interest and the Servicer an amount equal to the sum of (A) the Yield and Servicer Fee accrued through such Business Day for such Receivable Interest and not previously so set aside, (B) the Cure Amount, if any, for such Receivable Interest for such Business Day, and (C) the aggregate of the Fees and any other amounts then accrued or owed hereunder by the Seller to such Owner or its Managing Agent and not previously so set aside;

            (iii) reinvest the remainder of such Owner Collections for the benefit of the Owner of such Receivable Interest, by recomputation of such Receivable Interest pursuant to SECTION 2.04 as of the end of such Business Day and cause the Concentration Bank to transfer such remainder for account of the Seller either to the Seller's Account or to a deposit account of the Servicer; PROVIDED that, to the extent that any Owner shall be required for any reason to pay over any amount of Collections which shall have been previously reinvested for the account of such Owner pursuant to SECTION 2.04, such amount shall be deemed not to have been so transferred but rather to have been retained by the Seller and paid over for the account of such Owner and, notwithstanding any provision hereof to the contrary, such Owner shall have a claim for such amount; and

            (iv) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer.

On the Settlement Date for each Settlement Period for such Receivable Interest, the Servicer shall deposit to the Deposit Account for the account of the Owner of such Receivable Interest the amounts set aside in respect of such Settlement Period as described in clause (ii) of this SECTION 2.05(C). Upon receipt of such funds by the Administrative Agent and on such Settlement Date, the Administrative Agent shall distribute such funds (i) to the Owner of such Receivable Interest (A) in payment of the accrued Yield for such Receivable Interest, (B) in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, and (C) in payment of the Fees and any other amounts then owed by the Seller hereunder to such Owner or its Managing Agent and (ii) to the Servicer in payment of the accrued Servicer Fee payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, up to the amount of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, in payment of the accrued Yield for such Receivable Interest, THIRD, in reduction of Capital of such Receivable Interest in the amount of the Cure Amount, if any, then in respect of such Receivable Interest, FOURTH, in payment of the Fees and any other amounts owed by the Seller hereunder to such Owner or its Managing Agent, FIFTH, in payment of the Servicer's out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, in excess of the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as Servicer.

            (d) Anything herein to the contrary notwithstanding, on each Business Day (other than a Liquidation Day or a Provisional Liquidation Day) on which a Special Event for any Purchaser shall have occurred and be continuing during any Settlement Period for any Receivable Interest owned by such Purchaser, (i) the Servicer shall set aside and hold in trust, and deposit to the Deposit Account for the account of such Purchaser, all Collections of Pool Receivables attributable to such Receivable Interest, and (ii) the Administrative Agent shall distribute such Collections to such Purchaser and the Servicer, in each case of clauses (i) and (ii) above as and in the manner and order set forth in SECTION 2.06 as though the term "Owner" in SECTION 2.06 referred only to such Purchaser.

            SECTION 2.06 LIQUIDATION SETTLEMENT PROCEDURES. On each Liquidation Day and on each Provisional Liquidation Day during each Settlement Period for each Receivable Interest, the Servicer shall cause all those funds on deposit in the Lock-Box Accounts that constitute Collections of Pool Receivables to be transferred electronically in immediately available funds to the Concentration Account, and, based on information available to it, at that time and in the following order:

            (i) allocate all such Collections either as Owner Collections or as Seller Collections;

            (ii) for each Receivable Interest, out of such Owner Collections, cause the Concentration Bank to deposit to the Deposit Account for the account of the Owner of such Receivable Interest funds constituting such Owner Collections attributable to such Receivable Interest, but such deposit shall not exceed the sum of (A) the accrued Yield for each Receivable Interest as of such date, (B) the Capital of such Receivable Interest, (C) the accrued Servicer Fee payable as of such date, and (D) the aggregate of the Fees and any other amounts owed hereunder by the Seller to the Owner of such Receivable Interest or its Managing Agent; PROVIDED, HOWEVER, that if such funds are so deposited to the Deposit Account on any Provisional Liquidation Day which is subsequently determined not to be a Liquidation Day, such funds shall be applied pursuant to SECTION 2.05 on the day of such subsequent determination; and

            (iii) cause the Concentration Bank to transfer the Seller Collections for account of the Seller either to the Seller's Account or to a deposit account of the Servicer.

Upon receipt of such funds by, and held by, the Administrative Agent, the Administrative Agent shall, on the Settlement Date for each Settlement Period for such Receivable Interest, distribute them (A) to the Owner of such Receivable Interest (x) in payment of the accrued Yield for such Receivable Interest, (y) in reduction (to zero) of the Capital of such Receivable Interest and (z) in payment of the Fees and any other amounts owed by the Seller hereunder to such Owner or its Managing Agent and (B) to the Servicer in payment of accrued Servicer Fees payable with respect to such Receivable Interest. If there shall be insufficient funds on deposit for the Administrative Agent to distribute funds in payment in full of the aforementioned amounts, the Administrative Agent shall distribute such funds, FIRST, to the payment of the Servicer's reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Pool Receivables, including the Servicer Fee, if WORLDCOM or one of its Affiliates is not then acting as the Servicer, SECOND, to the reimbursement of the Administrative Agent's costs of collection and enforcement of this Agreement, THIRD, in payment of the accrued Yield for such Receivable Interest, FOURTH, in reduction of Capital of such Receivable Interest, FIFTH, in payment of the Fees and any other amounts payable to such Owner or its Managing Agent, and SIXTH, in payment of the accrued Servicer Fee payable with respect to such Receivable Interest if WORLDCOM or one of its Affiliates is then acting as the Servicer.

            SECTION 2.07 GENERAL SETTLEMENT PROCEDURES. (a) If on any day the Outstanding Balance of a Pool Receivable is reduced or cancelled and such reduction or cancellation constitutes a Dilution, the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation and shall make the payment required to be made by it in connection with such Collection on the day required by, and otherwise pursuant to, SECTION 5.01(G). If on any day any of the representations or warranties in SECTION 4.01(H) is no longer true with respect to any Pool Receivable, the Seller shall be deemed to have received on such day a Collection in full of such Pool Receivable and shall make the payment required to be made by it in connection with such Collection on the day required by, and otherwise pursuant to, SECTION 5.01(G). Except as stated in the preceding sentences of this SECTION 2.07 or as otherwise required by law or the underlying Contract, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, except if payment is designated by such Obligor for application to specific Receivables.

            (b) On or before the 25th day of each month and on the Termination Date, the Servicer shall prepare and furnish by facsimile to the Administrative Agent for each Owner of a Receivable Interest, and shall send by electronic transmission to each Managing Agent, a Monthly Report, completed by the Servicer in all respects and signed by a duly authorized officer of the Servicer, relating to each Receivable Interest, as of the close of business of the Servicer on the last day of the immediately preceding month. The Servicer shall, from time to time at the reasonable request of the Administrative Agent or any Managing Agent, furnish to the

Administrative Agent or such Managing Agent (promptly after any such request) a list by Obligor of all Billed Pool Receivables, together with an analysis as to the aging of such Billed Pool Receivables. On or prior to the day the Servicer is required to make a deposit with respect to a Settlement Period pursuant to
SECTION 2.05 or 2.06, the Servicer will advise the Administrative Agent of each Liquidation Day and each Provisional Liquidation Day occurring during such Settlement Period and of the allocation of the amount of such deposit to each outstanding Receivable Interest; PROVIDED, HOWEVER, that, if WORLDCOM is not the Servicer, WORLDCOM shall advise the Servicer of the occurrence of each such Liquidation Day and each Provisional Liquidation Day occurring during such Settlement Period on or prior to such day.

            (c) On each Business Day during each Daily Reporting Period, by not later than 12:00 noon (New York City time), the Servicer shall (i) prepare and furnish by facsimile to the Administrative Agent for each Owner of a Receivable Interest, a Daily Report, stating the information required by the form of Daily Report attached hereto as Exhibit L and such other information as may be specified to the Servicer from time to time by the Administrative Agent and signed by a duly authorized officer of the Servicer, and (ii) send by electronic transmission a copy of such Daily Report to each Managing Agent.

            (d) On or before the first Business Day of each week during each Weekly Reporting Period, by not later than 12:00 noon (New York City time), the Servicer shall (i) prepare and furnish by facsimile to the Administrative Agent for each Owner of a Receivable Interest a Weekly Report, stating the information required by the form of Weekly Report attached hereto as Exhibit M and such other information as may be specified to the Servicer from time to time by the Administrative Agent and signed by a duly authorized officer of the Servicer, and (ii) send by electronic transmission a copy of such Weekly Report to each Managing Agent.

            SECTION 2.08 PAYMENTS AND COMPUTATIONS, ETC. (a) All amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York City time) on the day when due in lawful money of the United States in same day funds to the Deposit Account. Amounts paid or deposited by the Seller or the Servicer to the Deposit Account on any day later than 12:00 noon (New York City time) on such day shall be deemed to be paid or deposited on the next succeeding Business Day. The Administrative Agent shall promptly thereafter cause to be distributed (i) like funds relating to the payment out of Collections in respect of Capital, Yield, Servicer Fee, Fees or other amounts payable out of Collections, to the applicable Owners (or, in the case of Fees, the applicable Managing Agents), ratably in accordance with their respective interests and to the Servicer in accordance with the provisions of SECTION 2.05 or 2.06, as applicable, and (ii) like funds relating to the payment by the Seller of other amounts payable by the Seller hereunder, to the parties hereto for whose benefit such funds were paid (and if such funds are insufficient, such distribution shall be made ratably in accordance with the respective amounts thereof).

            (b) The Seller shall, to the extent permitted by law, pay to the Administrative Agent interest on all amounts not paid or deposited within 2 Business Days of the date due hereunder (except for those amounts with respect to which Yield accrues) at the Default Rate in effect from time to time, payable on demand, PROVIDED, HOWEVER, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be for the account of, and distributed by the Administrative Agent to, the applicable Owners ratably in accordance with their respective interests in such overdue amount.

            (c) All computations of interest and all computations of Yield, Liquidation Yield/Fee and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

            (d) The Seller hereby authorizes each Owner, if and to the extent any amount owed by the Seller to such Owner is not paid to the Administrative Agent when due hereunder and if the Administrative Agent or such Owner shall have notified the Seller that such amount is or will be due, to charge from time to time against any or all of the Seller's accounts with such Owner any such amount so due.

            (e) Unless the Administrative Agent shall have received notice from the Servicer or the Seller prior to the date on which any payment is due to the Owners hereunder that the Servicer or the Seller, as the case may be, will not make such payment in full, the Administrative Agent may assume that the Servicer or the Seller, as the case may be, has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Owner on such due date an amount equal to the amount then due such Owner. If and to the extent the Servicer or the Seller, as the case may be, shall not have so made such payment in full to the Administrative Agent, each Owner shall repay to the Administrative Agent forthwith on demand such amount distributed to such Owner together with interest thereon, for each day from the date such amount is distributed to such Owner until the date such Owner repays such amount to the Administrative Agent, at the Federal Funds Rate.

            SECTION 2.09 FEES. (a) The Seller shall pay to the Administrative Agent such fees as are set forth in the Fee Letters.

            (b) The Servicer shall be paid a fee (the "SERVICER FEE") of 1/2 of 1% per annum on the average daily amount of Capital of each Receivable Interest, from the date of the initial Purchase hereunder until the later of the Facility Termination Date or the date on which such Capital is reduced to zero, payable on the Settlement Date for each Settlement Period for such Receivable Interest; PROVIDED, HOWEVER, that, upon three Business Days' notice to the Administrative Agent, the Servicer (if not WORLDCOM or any Affiliate thereof) may elect to be paid, as such fee, another percentage per annum on the average daily amount of Capital of each such Receivable Interest, but in no event in excess of the lesser of (i) 1% per annum on the average daily amount of such Capital, and (ii) 110% of the costs and expenses referred to in SECTION 6.02(C); and PROVIDED FURTHER, that such fee shall be payable only from Collections pursuant to, and subject to the priority of payment set forth in, SECTIONS 2.05 and 2.06.

            SECTION 2.10 INCREASED COSTS. If, due to either (a) a change in Regulation D of the Board of Governors of the Federal Reserve System (to the extent any cost incurred pursuant to such regulation is not included in the calculation of Adjusted LIBO Rate), (b) the introduction of or any change in or in the interpretation of any law or regulation (other than any law or regulation relating to taxes, as to which SECTION 2.12 shall govern) or (c) the compliance with any guideline or request issued or made after the New Closing Date from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to (or, in the case of Regulation D of the Board of Governors of the Federal Reserve System, there shall be imposed a cost
on) any Indemnified Party of agreeing to make or making any Purchase or purchasing or maintaining any Receivable Interest or any interest therein hereunder, or, in the case of any Indemnified Party which is a Participant, under any agreement entered into by such Participant with respect to this Agreement, then the Seller shall from time to time, upon demand and delivery to the Seller of the certificate referred to in the last sentence of this SECTION
2.10 by such Indemnified Party (or by the Administrative Agent for the account of such Indemnified Party) (with a copy of such demand and certificate to the Administrative Agent), pay to the Administrative Agent for the account of such Indemnified Party additional amounts sufficient to compensate such Indemnified Party for such increased or imposed cost (except those costs incurred more than 360 days prior to the date of such demand, any cost or expense allocable to a period prior to the publication or effective date of such change, introduction, guideline or request being deemed to be incurred for purposes hereof on the later of such publication or effective date). Each Indemnified Party hereto agrees to use reasonable efforts promptly to notify the Seller of any event referred to in clause (a), (b) or (c) above, PROVIDED that the failure to give such notice shall not affect the rights of any Indemnified Party under this
SECTION 2.10. Each Indemnified Party agrees that it shall use reasonable efforts to designate another applicable office of such Indemnified Party to hold its interest in any Receivable Interest if the amounts payable to it under this
SECTION 2.10 would thereby be reduced and if the making, funding or maintenance of its interest in such Receivable Interest through such other applicable office would not otherwise adversely affect such interest or such Indemnified Party. A certificate in reasonable detail as to the basis for and the amount of such increased cost, submitted to the Seller and the Administrative Agent by such Indemnified Party (or by the Administrative Agent for the account of such Indemnified Party) shall be conclusive and binding for all purposes, absent manifest error.

            SECTION 2.11 INCREASED CAPITAL. If any Indemnified Party determines that due to either the introduction of or any change in or in the interpretation of any law or regulation after the New Closing Date or the compliance with any guideline or request issued or made after the New Closing Date from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Indemnified Party or any corporation controlling such Indemnified Party and that the amount of such capital is increased by or based upon the existence of such Indemnified Party's commitment, if any, to purchase any Receivable Interest or any interest therein, or to maintain such Receivable Interest or interest, hereunder, or, in the case of any Indemnified Party which is a Participant, under any agreement entered into by such Participant with respect to this Agreement, then, upon demand and delivery to the Seller of the certificate referred to in the last sentence of this SECTION 2.11 by such Indemnified Party (or by the Administrative Agent for the account of such Indemnified Party) (with a copy of such demand and certificate to the Administrative Agent) the Seller shall pay to the Administrative Agent for the account of such Indemnified Party from time to time, as specified by such Indemnified Party, additional amounts sufficient to compensate such Indemnified Party or such corporation in the light of such circumstances, to the extent that such Indemnified Party reasonably determines such increase in capital to be allocable to the existence of any such commitment (except any such increase in capital incurred more than, or compensation attributable to the period before, 360 days prior to the date of such demand, any increase in capital allocable to, or compensation attributable to, a period prior to the publication or effective date of such introduction, change, guideline or request being deemed to be incurred for purposes hereof on the later of such publication or effective date). Each Indemnified Party hereto agrees to use reasonable efforts promptly to notify the Seller of any event referred to in the first sentence of this SECTION 2.11, PROVIDED that the failure to give such notice shall not affect the rights of any Indemnified Party under this SECTION 2.11. A certificate in reasonable detail as to the basis for, and the amount of, such compensation submitted to the Seller and the Administrative Agent by such Indemnified Party (or by the Administrative Agent for the account of such Indemnified Party) shall be conclusive and binding for all purposes, absent manifest error.

            SECTION 2.12 TAXES. (a) Any and all payments by the Seller hereunder or deposits from Collections hereunder shall be made, in accordance with SECTION 2.08, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Indemnified Party, (i) taxes that are imposed on its overall net income by the United States, (ii) taxes that are imposed on its overall net income, assets or net worth (and franchise taxes imposed in lieu thereof) by the state or foreign jurisdiction under the laws of which such Indemnified Party is organized or qualified to do business or in which such Indemnified Party holds any asset in connection with this Agreement or, in each case, any political subdivision thereof, and (iii) other liabilities, interest and penalties incurred as a result of actions by such Indemnified Party constituting the gross negligence or willful misconduct of such Indemnified Party, except to the extent that such actions shall have been approved by or directed to be taken by the Seller or the Servicer (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or deposits from Collections hereunder being hereinafter referred to as "TAXES"). If the Seller or the Servicer or the Administrative Agent shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or deposit from Collections hereunder to any Indemnified Party, (I) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 2.12) such Indemnified Party receives an amount equal to the sum it would have received had no such deductions been made, (II) the Seller or the Servicer or the Administrative Agent shall make such deductions and (III) the Seller or the Servicer or the Administrative Agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

            (b) In addition, the Seller shall pay any present or future sales, stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment made hereunder or deposit from Collections hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement, the Certificates, the Receivables Contribution and Sale Agreement, the Consent and Agreement or the Fee Letters (hereinafter referred to as "OTHER TAXES").

            (c) The Seller shall indemnify each Indemnified Party for and hold it harmless against the full amount of Taxes and Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this SECTION 2.12) imposed on or paid by such Indemnified Party and any liability (including penalties, additions to tax, interest and expenses other than those incurred as a result of actions by such Indemnified Party constituting the gross negligence or willful misconduct of such Indemnified Party, except to the extent that such actions shall have been approved by or directed to be taken by the Seller or the Servicer) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Indemnified Party makes written demand therefor (with a copy to the Administrative Agent).

            (d) Within 30 days after the date of any payment of Taxes or Other Taxes, the Seller shall furnish to the Administrative Agent, at its address referred to in SECTION 12.02, the original or a certified copy of a receipt evidencing such payment.

            (e) Each Owner organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of this Agreement in the case of each original Purchaser, and on the date of the Assignment or the Assignment and Acceptance pursuant to which it became an Owner in the case of each other Owner, and from time to time thereafter as requested in writing by the Seller (but only so long thereafter as such Owner remains lawfully able to do so), provide each of the Administrative Agent and the Seller with two original Internal Revenue Service forms W-8BEN and W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Owner is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement. If the forms provided by an Owner at the time such Owner first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Owner provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; PROVIDED, HOWEVER that if, at the effective date of the Assignment or the Assignment and Acceptance pursuant to which an Assignee becomes an Owner hereunder, the Owner assignor was entitled to payments under subsection (a) of this SECTION 2.12 in respect of United States withholding tax with respect to amounts paid hereunder at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to such Assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service form 1001 or 4224, that the Owner reasonably considers to be confidential, the Owner shall give notice thereof to the Seller and shall not be obligated to include in such form or document such confidential information.

            (f) For any period with respect to which an Owner has failed to provide the Seller with the appropriate form described in subsection (e) of this
SECTION 2.12 (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) of this SECTION 2.12), such Owner shall not be entitled to indemnification under subsection (a) or (c) of this SECTION 2.12 with respect to Taxes imposed by the United States by reason of such failure; PROVIDED, HOWEVER that should an Owner become subject to Taxes because of its failure to deliver a form required hereunder, the Seller shall take such steps as such Owner shall reasonably request to assist such Owner (at such Owner's expense) to recover such Taxes.

            SECTION 2.13 SHARING OF PAYMENTS, ETC. If any Owner which is a Purchaser or any successive Assignee thereof shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of any Receivable Interests owned by it (other than pursuant to SECTION 2.10, 2.11, 2.12 or 2.14) in excess of its ratable share of payments on account of Receivable Interests obtained by all such Owners, such Owner shall forthwith purchase from the other such Owners such participations in the Receivable Interests owned by them as shall be necessary to cause such purchasing Owner to share the excess payment ratably with each of them, PROVIDED, HOWEVER that if all or any portion of such excess payment is thereafter recovered from such purchasing Owner, such purchase from each Owner shall be rescinded and such Owner shall repay to the purchasing Owner the purchase price to the extent of such recovery together with an amount equal to such Owner's ratable share (according to the proportion of (i) the amount of such Owner's required payment to (ii) the total amount so recovered from the purchasing Owner) of any interest or other amount paid or payable by the purchasing Owner in respect of the total amount so recovered. The Seller agrees that any Owner so purchasing an interest in Receivable Interests from another Owner pursuant to this SECTION 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest in Receivable Interests as fully as if such Owner were the direct creditor of the Seller in the amount of such interest in Receivable Interests.

            SECTION 2.14 SUBSTITUTION OF PURCHASERS. If any Purchaser shall (i) determine not to make the portion of any Purchase to be made by it under SECTION 2.02(A) or refuse or be unable to fund or maintain such Purchase with the issuance of commercial paper notes, or (ii) request, or if any Participant or Participants for the Receivable Interest or Interests of such Purchaser shall request, a payment pursuant to SECTION 2.10, 2.11 or 2.12, or (iii) be unable to make any Purchase of, or maintain, any Receivable Interest bearing Yield based on the Adjusted LIBO Rate as a result of the occurrence of any circumstance specified in clause (A) or (C) of section (ii) in the proviso to the definition of the term "Assignee Rate" contained herein, or (iv) have had its Affiliate that is a Bank (under and as defined in the Parallel Purchase Commitment) become a "Substitutable Member" under and as defined in SECTION 2.14 of the Parallel Purchase Commitment (in each of clauses (i) through (iv) such a Purchaser being a "SUBSTITUTABLE PURCHASER"), the Seller may cause such Substitutable Purchaser, as instructed by the Seller, to assign to the other Purchasers which shall have agreed to accept and assume such assignment (it being understood that each Purchaser willing to so accept and assume such assignment shall be permitted to do so by each other Purchaser and the Seller) ratably in accordance with their respective Pro Rata Shares or as otherwise agreed by such Purchasers and notified to the Seller and the Administrative Agent, or, if no other Purchaser shall have agreed to so accept and assume such assignment within five Business Days after the Seller shall give written notice to the Administrative Agent of the Seller's offer of such assignment to the other Purchasers, to such other Person as shall have been designated by the Seller and approved by the Administrative Agent (which approval shall not be unreasonably withheld, conditioned or delayed, and PROVIDED that the Person designated by such Person as its Managing Agent shall also have been so approved by the Seller and the Administrative Agent), all of its rights and obligations under this Agreement and with respect to its Receivable Interests (including, without limitation, all of its Purchase Limit and the amount of Capital owing to it) pursuant to an Assignment and Acceptance executed under SECTION 9.02, provided, HOWEVER that
(x) such assignment shall not conflict with any law, rule, regulation, order or decree of any governmental authority, (y) the Substitutable Purchaser shall have received from such assignee full payment in immediately available funds of all amounts payable to it in respect of Capital, accrued Yield and other amounts owing to it in connection herewith and (z) such assignment by such Substitutable Purchaser shall occur simultaneously with an assignment by that Bank (under and as defined in the Parallel Purchase Commitment) which is an Affiliate of such Substitutable Purchaser of all of such Bank's rights and obligations under the Parallel Purchase Commitment and with respect to its Receivable Interests, if any, to an assignee pursuant to SECTION
2.14 of the Parallel Purchase Commitment; and PROVIDED FURTHER, that nothing contained in this SECTION 2.14 shall obligate any Purchaser to assume any rights or obligations of any Substitutable Purchaser.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

            SECTION 3.01 CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall be effective at such time as (i) the Seller shall have caused the amount of the aggregate outstanding Capital of the Receivable Interests, ratably in accordance with their respective Capital, to be reduced to an amount resulting in no Cure Amount, determined on the basis of the Daily Report furnished pursuant to SUBSECTION (G) below, (ii) the Administrative Agent and each Managing Agent shall have received all fees and expenses required to be paid on or before the New Closing Date pursuant to the terms of this Agreement, (iii) the Facility Termination Date shall not have occurred, and (iv) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent and in sufficient copies for the Administrative Agent and each Managing Agent:

            (a) This Agreement, duly executed by each of the parties hereto.

            (b) The Parallel Purchase Commitment, duly executed by each of the parties thereto.

            (c) The Parent Undertaking, duly executed by WORLDCOM.

            (d) The Receivables Contribution and Sale Agreement, executed by each Originator, WORLDCOM as the Buyer's Servicer, and the Seller.

            (e) The Consent and Agreement, duly executed by the Seller and each Originator.

            (f) Favorable opinions of (i) Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C., counsel to the Originators, WORLDCOM and the Seller, in substantially the form of Exhibits H-1A and B hereto, (ii) Michele C. Kloeppel, Assistant Corporate General Counsel of WORLDCOM, in substantially the form of Exhibit H-2 hereto, (iii) Thacher Proffitt & Wood, New York counsel to the Originators, WORLDCOM and the Seller, in substantially the form of Exhibit H-3 hereto, (iv) Michael H. Salsbury, General Counsel of WORLDCOM, in substantially the form of Exhibit H-4 hereto, and (v) Morris, Nichols, Arsht, & Tunnell, Delaware counsel to the Seller and the Originators, in substantially the form of Exhibit H-5 hereto.

            (g) A Daily Report as of May 22, 2002.

            (h) An Officer's Certificate, duly executed by an authorized officer of the Seller, stating that:

                  (A) The representations and warranties contained in SECTION
            4.01 of this Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement; and

                  (B) No event has occurred and is continuing, or would result from the execution and delivery of this Agreement and the performance by the Seller of its obligations hereunder, which constitutes an Event of Termination or a Potential Event of Termination.

            (i) An Officer's Certificate, duly executed by an authorized officer of the Servicer, stating that:

                  (A) The representations and warranties contained in SECTION
            4.02 of this Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement; and

                  (B) No event has occurred and is continuing, or would result from the execution and delivery of this Agreement and the performance by the Servicer of its obligations hereunder, which constitutes an Event of Termination or a Potential Event of Termination.

            (j) An Officer's Certificate, duly executed by an authorized officer of each of the Originators, stating that the representations and warranties contained in SECTION 3.01 of the Receivables Contribution and Sale Agreement are correct on and as of the New Closing Date, both before and after giving effect to this Agreement.

            (k) A certificate of the Secretary or Assistant Secretary of WORLDCOM certifying (i) that there have been no changes to its Articles or Certificate of Incorporation since the Amendment Closing Date, or if there have been any changes, a copy of such Articles or Certificate duly certified by the Secretary of State of Georgia as of a recent date acceptable to the Administrative Agent, (ii) that there have been no changes to its by-laws since the Amendment Closing Date, or if there have been any changes, a copy of such by-laws, (iii) the names and true signatures of the officers of WORLDCOM authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder and (iv) a copy of the resolutions of the Board of Directors of WORLDCOM authorizing the transactions contemplated by this Agreement and the other Transaction Documents.

            (l) A certificate of the Secretary or Assistant Secretary of the Seller certifying (i) that there have been no changes to its Certificate of Incorporation since the Amendment Closing Date, (ii) that there have been no changes to its by-laws since the Amendment Closing Date, (iii) the names and true signatures of the officers of the Seller authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder and (iv) a copy of the resolutions of the Board of Directors of the Seller authorizing the transactions contemplated by this Agreement and the other Transaction Documents.

            (m) A certificate of the Secretary or Assistant Secretary of each Originator certifying (i) that there have been no changes to its Certificate of Incorporation since the First Closing Date or the Amendment Closing Date (whichever date such Certificate was furnished to the Administrative Agent or its predecessor), as the case may be, or if there have been any changes, a copy of such Certificate duly certified by the Secretary of State of Delaware as of a recent date acceptable to the Administrative Agent, (ii) that there have been no changes to its by-laws since the First Closing Date or the Amendment Closing Date (whichever date such by-laws were furnished to the Administrative Agent or its predecessor), or if there have been any changes, a copy of such by-laws,
      (iii) the names and true signatures of the officers of such Originator authorized on its behalf to sign the Consent and Agreement and the other Transaction Documents to be delivered by it hereunder and (iv) a copy of the resolutions of the Board of Directors of such Originator authorizing the transactions contemplated by the Receivables Contribution and Sale Agreement and the other Transaction Documents to which such Originator is a party.

            (n) Copies of good standing certificates for each of the Seller, WORLDCOM and the Originators, issued as of a recent date acceptable to the Administrative Agent by the Secretaries of State of their respective states of incorporation.

            (o) The Fee Letters dated as of the New Closing Date duly executed by all parties thereto.

            (p) Proper UCC-3 financing statements for each of the financing statements delivered pursuant to Sections 3.01(l) of the Second A&R Agreement (except for those filed against CMC and Partners) and pursuant to Section 8(p) of the Amendment, to be filed under the UCC amending the name of the secured party therein from Bank One as Administrative Agent to JPMorgan as Administrative Agent.

            (q) Collection Notices for the Lock-Box Accounts in which at least 40% of the Recent Collections were deposited, duly executed by the respective Lock-Box Banks and the owner of the Lock-Box Accounts (that is, the Seller), indicating daily settlement transfers of Collections to the Concentration Account and giving "control" (within the meaning of Section 9-104 of the UCC in effect in the State of New York) to the Administrative Agent.

            (r) An assignment by Bank One to JPMorgan as Administrative Agent of all of Bank One's right, title and interest as Administrative Agent in, to and under the Collection Notices as defined in, and entered into pursuant to, the Original Agreement, the A&R Agreement or the Second A&R Agreement.

            (s) The cancellation and return by Bank One of the Letter of Credit as defined in, and issued pursuant to, the Second A&R Agreement.


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

            (t) Each of GBFC, Paradigm and Liberty shall have received a confirmation that the ratings of the commercial paper notes of GBFC, Paradigm and Liberty will not be downgraded or withdrawn as a result of the execution of this Agreement.

            SECTION 3.02 CONDITIONS PRECEDENT TO ALL PURCHASES AND REINVESTMENTS. Each Purchase (including the initial Purchase of each Purchaser) hereunder and the right of the Servicer to reinvest in Pool Receivables those Collections attributable to a Receivable Interest pursuant to SECTION 2.05 shall be subject to the further conditions precedent that:

            (a) with respect to any such Purchase, on or prior to the date of such Purchase, the Servicer shall have delivered to each Managing Agent and the Administrative Agent, in form and substance satisfactory to the Administrative Agent, a copy of each of the most recent Monthly Report, Weekly Report and Daily Report that are then required to be delivered to each Managing Agent and the Administrative Agent pursuant to SECTION 2.07(B), (C) AND (D), and completed by the Servicer in all respects, together with such additional information (including, without limitation, a listing by Obligor of all Billed Pool Receivables, together with an analysis as to the aging of any Billed Pool Receivables included in such Pool Receivables) as may be reasonably requested by the Administrative Agent;

            (b) on the date of such Purchase or reinvestment the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or reinvestment shall constitute a representation and warranty by the Seller that on the date of such Purchase or reinvestment such statements are true):

                  (i) The representations and warranties contained in Sections
            4.01 and 4.02 of this Agreement, in SECTION 3.01 of the Receivables Contribution and Sale Agreement and in SECTION 5 of the Parent Undertaking are correct on and as of the date of such Purchase or reinvestment, before and after giving effect to such Purchase or reinvestment and to the application of the proceeds therefrom, as though made on and as of such date;

                  (ii) No event has occurred and is continuing, or would result from such Purchase or reinvestment or from the application of the proceeds therefrom, which constitutes an Event of Termination or a Potential Event of Termination;

            (c) in the case of any such Purchase, the Administrative Agent shall have received a request for such Purchase pursuant to SECTION 2.02;

            (d) the Administrative Agent and the Majority Managing Agents shall have been satisfied with the results of the most recent audit conducted pursuant to SECTION 5.01(E);

            (e) the Administrative Agent (with the consent or at the request of the Majority Managing Agents) shall not have delivered to the Seller a notice that the Purchasers shall not make any further Purchases hereunder and/or that the Servicer shall not reinvest in any Pool Receivables on behalf of the Owner of a Receivable Interest;

            (f) the Facility Termination Date shall not have occurred; and

            (g) the Administrative Agent shall have received such other approvals, opinions or documents as the Administrative Agent or any Managing Agent may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            SECTION 4.01 REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants as follows:

            (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business, and is in good standing, in every jurisdiction where the nature of its business requires it to be so qualified. The Seller has no subsidiaries. All the outstanding shares of stock of the Seller are owned by Partners free and clear of any Adverse Claim. Such stock is validly issued, fully paid and nonassessable, and there are no options, warrants or other rights to acquire securities of the Seller. The general partners of Partners are Network and Communications.

            (b) The execution, delivery and performance by the Seller of the Transaction Documents to which it is or will be a party and the other documents to be delivered by it hereunder, and the transactions contemplated hereby and thereby, including the Seller's use of the proceeds of Purchases and reinvestments, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not (i) contravene the Seller's charter or by-laws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Seller under, or result in or require the creation of any Adverse Claim upon any property of the Seller pursuant to the terms of, any Contract or any other agreement or instrument (other than any Transaction Document) binding on or affecting the Seller or any of its properties.

            (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Seller of any Transaction Document to which it is or will be a party or any other agreement or document to be delivered hereunder or for the perfection of or the exercise by any Indemnified Party of its rights and remedies under the Transaction Documents and such other agreements or documents, except for the filings of the financing statements referred to in ARTICLE III.

            (d) This Agreement and the other Transaction Documents to which the Seller is a party have been duly executed and delivered by the Seller. This Agreement and the other Transaction Documents to which the Seller is a party are the legal, valid and binding obligations of the Seller enforceable against the Seller in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

            (e) [Intentionally Omitted].

            (f) There is no pending or, to the Seller's knowledge, threatened action or proceeding affecting the Seller before any court, governmental agency or arbitrator which may materially adversely affect (i) the financial condition or operations of the Seller or (ii) the ability of the Seller to perform its obligations under this Agreement or any other Transaction Document to which the Seller is or will be a party, or which purports to affect the legality, validity or enforceability of any Transaction Document.

            (g) No proceeds of any Purchase or reinvestment will be used to acquire any security in any transaction which is subject to SECTIONS 13 AND 14 of the Securities Exchange Act of 1934, as amended, or for any purpose that would violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

            (h) On the date of each Purchase and reinvestment, the Receivables with respect to which such Purchase or reinvestment is being made constitute Eligible Receivables. Immediately prior to the time of the initial creation of an interest hereunder in any Pool Receivable and each Purchase, the Seller is the legal and beneficial owner of the Pool Receivables and Related Security with respect thereto, in each case free and clear of any Adverse Claim. Upon each Purchase or reinvestment, the Seller shall transfer to the Owner making such Purchase or reinvestment (and such Owner shall acquire) a valid undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each Pool Receivable then existing or thereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, which ownership interest shall be a perfected first priority ownership interest upon the filing of the financing statements referred to in
      SECTION 3.02(J). No effective financing statement or other instrument similarly in effect covering any Contract or any Pool Receivable or Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Agreement and the Parallel Purchase Commitment or in favor of the Seller and the Administrative Agent relating to the Receivables Contribution and Sale Agreement.

            (i) Each Daily Report, Weekly Report and Monthly Report (if prepared by the Seller or one of its Affiliates, or to the extent that information contained therein is supplied by the Seller or any Affiliate thereof), information, exhibit, financial statement, or other report or document furnished or to be furnished at any time by or on behalf of the Seller to the Administrative Agent or any Owner in connection with this Agreement is and will be accurate in all material respects as of its date or as of the date so furnished, and no such report or document contains, or will contain, as of its date of delivery or the date so furnished, any untrue statement of a material fact or omits to state, or will omit to state, as of its date of delivery or the date so furnished, a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

            (j) The principal place of business and chief executive office of the Seller, and the office where the Seller keeps its Records concerning the Pool Receivables, are located at the address specified in Schedule III hereto (or, by notice to the Administrative Agent in accordance with SECTION 5.01(C), at such other locations in jurisdictions, within the United States, where all actions required by SECTION 6.05(A) have been taken and completed).

            (k) The names and addresses of all the Lock-Box Banks, together with the lock-box numbers related to, and the account numbers and owners (any Originator or the Seller, as the case may be) of, the Lock-Box Accounts at such Lock-Box Banks, are specified in Schedule I hereto (or such other Lock-Box Banks and/or such other Lock-Box Accounts as have been notified to the Administrative Agent in accordance with SECTION 5.03(d)), SUBJECT, HOWEVER, to the provisions of SECTION 5.01(N).

            (l) Each Purchase of a Receivable Interest and each reinvestment of Collections in Pool Receivables will constitute (i) a "current transaction" within the meaning of SECTION 3(A)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of SECTION 3(C)(5) of the Investment Company Act of 1940, as amended.

            (m) First: Since the date of its formation, the Seller has not engaged in any activity other than that contemplated by the Transaction Documents or entered into any commitment or incurred any Debt other than pursuant to, or as permitted under, the Transaction Documents.

                  Second: On the First Closing Date, the Seller had initial capitalization of at least $1,000 in cash.

            (n) The Seller has not maintained, contributed to or incurred or assumed any obligation with respect to any Plan, Multiemployer Plan or Welfare Plan.

            (o) The Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Pool Receivable or the Collections with respect thereto to any Person other than as contemplated by this Agreement and the Parallel Purchase Commitment.

            (p) The Seller has complied with the Credit and Collection Policy in all material respects and since the Amendment Closing Date there has been no change in the Credit and Collection Policy except as permitted hereunder.

            (q) The Seller has not extended or modified the terms of any Pool Receivable or the Contract under which any such Pool Receivable arose, except in accordance with the Credit and Collection Policy.

            (r) Except under the Collection Notices, the Seller has not granted any Person dominion or control of any Lock-Box Account, or the right to take dominion or control over any Lock-Box Account at a future time or upon the occurrence of a future event,


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      PROVIDED, HOWEVER, that this subsection (r) shall not be effective until, and it shall be effective at all times after, the end of the 45 days referred to in SECTION 5.01(N).

            (s) With respect to each transfer to it of any Pool Receivables, the Seller has either (i) purchased such Pool Receivables from a Originator in exchange for payment (made by the Seller to such Originator in accordance with the provisions of the Receivables Contribution and Sale Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Pool Receivables and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties or (ii) acquired such Pool Receivables from such Originator as a capital contribution in accordance with the provisions of the Receivables Contribution and Sale Agreement. No such sale, and no such contribution, has been made for or on account of an antecedent debt owed by such Originator to the Seller and no such sale or contribution is or may be voidable or subject to avoidance under any section of the U.S. Bankruptcy Code.

            (t) Except for instances in which an extension has been granted by the relevant taxing authority, the Seller has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or caused to be paid, all amounts of taxes, including interest and penalties, required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and (ii) against which adequate reserves shall have been established in accordance with and to the extent required by GAAP, but only so long as the proceedings referred to in clause (i) above could not subject the Administrative Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under the Receivables Contribution and Sale Agreement.

            (u) Each Pool Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of such Pool Receivable created thereunder and any accrued interest thereon, enforceable against such Obligor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

            (v) The Seller is neither a "holding company" nor a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. The Seller is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

            (w) The Seller has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.


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            (x) Each SCA Adjustment has been applied to each Pool Receivable applicable thereto within 30 days after the date of the invoice relating to such Pool Receivable.

            SECTION 4.02 REPRESENTATIONS AND WARRANTIES OF THE SERVICER. The Servicer represents and warrants as follows:

            (a) The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. Except where failure could not be a Material Adverse Event, the Servicer (a) is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same, and (b) possesses all requisite authority, power, licenses, approvals, permits, Authorizations, and franchises to use its assets and conduct its business as is now being, or is contemplated herein to be, conducted. The Servicer has obtained all Authorizations of the FCC and any applicable PUC necessary to conduct its businesses, and all such Authorizations are in full force and effect, without conditions, except such conditions as are generally applicable to holders of such Authorizations.

            (b) The execution, delivery and performance by the Servicer of each of this Agreement and the other Transaction Documents to which the Servicer is a party, and the transactions contemplated hereby and thereby, are within the Servicer's corporate powers, have been duly authorized by all necessary corporate action, do not (i) contravene the Servicer's charter or bylaws, (ii) violate any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award binding on or affecting the Servicer or any of its properties, or (iii) breach or result in a default under, or result in the acceleration of (or entitle any party to accelerate) the maturity of any obligation of the Servicer under, or result in or require the creation of any lien upon or security interest in any property of the Servicer pursuant to the terms of, any credit or loan agreement, indenture, or other agreement or instrument binding on or affecting the Servicer or any of its properties. Each of this Agreement and the other Transaction Documents to which the Servicer is a party have been duly executed and delivered by the Servicer.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Servicer of this Agreement or any of the other Transaction Documents to which the Servicer is a party.

            (d) This Agreement and the other Transaction Documents to which the Servicer is a party are the legal, valid and binding obligations of the Servicer enforceable against the Servicer in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and to general equitable principles.

            (e) There is no pending or, to the knowledge of the Servicer, threatened action, suit or proceeding affecting the Servicer or any of its subsidiaries, or its property or the property of any of its subsidiaries, before any court, governmental agency or arbitrator that, if determined adversely to the Servicer or any such subsidiary, could be a


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      Material Adverse Event, or that purports to affect the legality, validity or enforceability of this Agreement or any of the other Transaction Documents to which the Servicer is a party.

            (f) Each Daily Report, Weekly Report and Monthly Report (in each case if prepared by the Servicer or any Affiliate thereof, or to the extent that information contained therein is supplied by the Servicer or any Affiliate thereof), notice or other written item of information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Servicer to any Indemnified Party in each case in connection with any Transaction Document is or will be accurate in all material respects as of its date or as of the date so furnished, and no such report or document contains or will contain any untrue statement of a material fact or omits to state, or will omit to state, as of its date of delivery or the date so furnished, a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

            (g) The Servicer is neither a "holding company" nor a "subsidiary holding company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. The Servicer is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.

            (h) [Intentionally Omitted].

            (i) The Servicer has complied with the Credit and Collection Policy in all material respects and since the Amendment Closing Date there has been no change in the Credit and Collection Policy except as permitted hereunder.

                                    ARTICLE V

                GENERAL COVENANTS OF THE SELLER AND THE SERVICER

            SECTION 5.01 AFFIRMATIVE COVENANTS OF THE SELLER. Until the later of the Facility Termination Date and the date upon which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller shall, unless the Majority Managing Agents shall otherwise consent in writing:

            (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it and all Pool Receivables and related Contracts, Related Security and Collections with respect thereto.

            (b) PRESERVATION OF CORPORATE EXISTENCE. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such qualification would materially adversely affect the interests of the Owners, the Managing Agents or the Administrative Agent hereunder or in the Pool Receivables and Related Security, or the ability of the Seller or


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      the Servicer to perform their respective obligations hereunder or the ability of the Seller to perform its obligations under the Contracts.

            (c) OFFICES, RECORDS AND BOOKS OF ACCOUNTS. (i) Keep its principal place of business and chief executive office and the offices where it keeps its Records concerning the Pool Receivables and the Related Security at the address of the Seller referred to in SECTION 4.01(J) or, upon at least 30 days' prior written notice to the Administrative Agent, at any other location in a jurisdiction where all actions required by SECTION 6.05(A) shall have been taken, and (ii) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable, the Outstanding Balance of each Pool Receivable and the dates which payments are due thereon and all Collections of and adjustments to each existing Pool Receivable).

            (d) PERFORMANCE AND COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. At its expense, timely and fully (i) perform, or cause to be performed, and comply in all material respects with, or cause to be complied with in all material respects, all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract and (ii) as beneficiary of any Related Security, enforce such Related Security as reasonably requested by the Administrative Agent.

            (e) EXAMINATION OF RECORDS, AUDITS. (i) From time to time during regular business hours as requested by the Administrative Agent or any Managing Agent upon two Business Days' notice (PROVIDED, HOWEVER, that no such notice shall be required upon the occurrence or during the continuance of an Event of Termination or Potential Event of Termination), permit the Administrative Agent or such Managing Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all Records in the possession or under the control of the Servicer, any Originator, the Seller, their respective Affiliates or the agents of the Servicer, any Originator, the Seller or their respective Affiliates, relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (B) to visit the offices and properties of the Servicer, any Originator, the Seller, their respective Affiliates or the agents of the Servicer, any Originator, the Seller or their respective Affiliates, for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to Pool Receivables and the Related Security or the Servicer's or the Seller's performance hereunder or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters, and (ii) within 110 days after the end of each fiscal year of the Seller commencing with the fiscal year of the Seller ending on December 31, 2001, and at the request of the Administrative Agent (with the consent or at the request of the Majority Managing Agents) at any time and from time to time upon the occurrence and during the continuance of any Event of Termination or Potential Event of Termination or any other event or circumstance which the Majority Managing Agents


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

      reasonably determine to be for a special audit to be conducted, at the expense of the Seller, cause independent public accountants approved by the Administrative Agent to perform, and deliver to the Administrative Agent, a written report of an audit conducted by such accountants with respect to the Pool Receivables, Credit and Collection Policy, Lock-Box Account activity and the Servicer's and the Seller's performance of its obligations under this Agreement, the Fee Letters and the Receivables Contribution and Sale Agreement on a scope and in a form reasonably requested by the Administrative Agent for such audit.

            (f) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. (i) Keep, or cause to be kept, proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and businesses of the Seller in accordance with GAAP, and (ii) upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, and at the request of the Administrative Agent or any Managing Agent, provide Records with respect to the Pool Receivables to such Administrative Agent or Managing Agent.

            (g) DEPOSITS TO LOCK-BOX ACCOUNTS. Instruct all Obligors to make payments in respect of Pool Receivables to a Lock-Box Account, which after the end of the 45 days referred to in SECTION 5.01(N) shall be owned by, and held in the name of the Seller, and, if the Seller shall otherwise receive any Collections (including, without limitation, any Collections deemed to have been received by the Seller pursuant to SECTION 2.07), segregate and hold in trust (in accordance with the provisions of SECTION 6.02(B)) such Collections and deposit such Collections, or cause such Collections to be deposited, to a Lock-Box Account within one Business Day following such receipt.

            (h) MAINTENANCE OF SEPARATE EXISTENCE. Do all things necessary to maintain its corporate existence separate and apart from any Originator and other Affiliates of the Seller, including, without limitation, (i) maintaining proper corporate records and books of account separate from those of such Affiliates; (ii) maintaining its assets, funds and transactions separate from those of such Affiliates, reflecting such assets, funds and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets, funds and transactions by appropriate entries in the records and books referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts and otherwise holding itself out to the public under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis.


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            (i) COMPLIANCE WITH OPINION ASSUMPTIONS AND CHARTER AND BY-LAWS.
      Without limiting the generality of subsection (h) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Administrative Agent pursuant to SECTION 3.01(F)(I), and comply with, and cause compliance with, the provisions of the charter and by-laws of the Seller delivered to the Administrative Agent pursuant to the Original Agreement as the same may, from time to time, be amended, supplemented or otherwise modified with the prior written consent of the Administrative Agent.

            (j) PURCHASE OF POOL RECEIVABLES FROM AN ORIGINATOR. With respect to each Pool Receivable acquired from any Originator by the Seller other than as a capital contribution, pay to such Originator (in accordance with the Receivables Contribution and Sale Agreement) an amount which constitutes fair consideration and approximates fair market value for such Pool Receivable and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.

            (k) NATURE OF BUSINESS AND PERMITTED TRANSACTIONS. Engage solely in the following businesses and transactions, directly or indirectly, purchasing Receivables and Related Security from each Originator and selling interests in such Receivables and Related Security to the Owners hereunder and the other transactions permitted or contemplated hereby.

            (l) RECEIVABLES CONTRIBUTION AND SALE AGREEMENT. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Contribution and Sale Agreement, maintain the Receivables Contribution and Sale Agreement in full force and effect, enforce the Receivables Contribution and Sale Agreement in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent, and make to any party to the Receivables Contribution and Sale Agreement such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Administrative Agent.

            (m) TAXES. File all tax returns and reports required by law to be filed by it, promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, and pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of the Administrative Agent, any Managing Agent or any Purchaser.

            (n) LOCK-BOX ACCOUNTS AND COLLECTION NOTICES. (i) As soon as possible but not later than the day that shall occur 30 days after the New Closing Date, (A) cause the ownership of the Lock-Box Accounts in which at least 75% of the Recent Collections were deposited, to be transferred to, and in the name of, the Seller and (B) deliver or


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      cause to be delivered to the Administrative Agent a Collection Notice with respect to each such Lock-Box Account executed by its respective Lock-Box Bank and the owner of such Lock-Box Account (that is, the Seller) and (ii) as soon as possible but not later than the day that shall occur 45 days after the New Closing Date, (A) cause the ownership of all the Lock-Box Accounts to be transferred to, and in the name of, the Seller and (B) deliver or cause to be delivered to the Administrative Agent a Collection Notice with respect to each such Lock-Box Account executed by its respective Lock-Box Bank and the owner of such Lock-Box Account (that is, the Seller).

            (o) SCA ADJUSTMENTS. Apply each SCA Adjustment, or cause each SCA Adjustment to be applied, to each Pool Receivable applicable thereto within 30 days after the date of the invoice relating to such Pool Receivable.

            (p) NET WORTH. Maintain an excess of total assets over total liabilities of not less than 10% of the aggregate Outstanding Balance of the Pool Receivables from time to time.

            (q) TRACKING SYSTEM. (1) Maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by any Originator other than Telecom or UUNET that, consistent with the Credit and Collection Policy, is written off the Seller's or any Originator's (other than Telecom's or UUNET's) books as uncollectible prior to the expiration of 150 days from the original due date for payment thereof; (2) within 180 days of the Amendment Closing Date and thereafter, maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by Telecom that, consistent with the Credit and Collection Policy, is written off the Seller's or Telecom's books as uncollectible prior to the expiration of 120 days from the original due date for payment thereof, provided, however, that during the period of time that begins with the Amendment Closing Date and ends with 180 days thereafter, Servicer shall establish and maintain a methodology agreed to by both Servicer and Administrative Agent which methodology shall determine the amount of such write-offs; and
      (3) maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by UUNET that, consistent with the Credit and Collection Policy, is written off the Seller's or UUNET's books as uncollectible prior to the expiration of 150 days from the original due date for payment thereof.

            SECTION 5.02 REPORTING REQUIREMENTS OF THE SELLER. Until the later of the Facility Termination Date and the date upon which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller will, unless the Administrative Agent shall otherwise consent in writing, furnish to each Managing Agent and the Administrative Agent:

            (a) as soon as available and in any event within 65 days after the end of each of the first three quarters of each fiscal year of the Seller, a balance sheet of the Seller as of the end of such quarter and statements of income and retained earnings and of cash flows of the Seller for the period commencing at the end of the previous fiscal year and


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

      ending with the end of such quarter, certified by a Senior Financial Officer of the Seller or WORLDCOM;

            (b) as soon as available and in any event within 110 days after the end of each fiscal year of the Seller, a copy of the financial statements for such year for the Seller certified by a Senior Financial Officer of the Seller or WORLDCOM;

            (c) together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit J signed by a Senior Financial Officer of the Seller or WORLDCOM and dated the date of such annual financial statement or such quarterly financial statement, as the case may be;

            (d) as soon as possible and in any event within five days after the occurrence of each Event of Termination or Potential Event of Termination, a statement of a Senior Financial Officer of the Seller setting forth details of such Event of Termination or Potential Event of Termination and the action which the Seller has taken and proposes to take with respect thereto;

            (e) at least thirty days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (i) indicating such change or amendment, and (ii) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Pool Receivables or decrease the credit quality of any Obligors of any newly created Receivables, requesting the Administrative Agent's and each Managing Agent's consent thereto (which consent shall not be unreasonably withheld or delayed);

            (f) as soon as possible and in any event within five days of the Seller's knowledge thereof, notice of (i) any litigation, investigation or proceeding against the Seller which may exist at any time and which, in the reasonable judgment of the Seller, could have a material adverse effect on the financial condition or results of operations of the Seller, impair the ability of the Seller to perform its obligations under this Agreement, or materially adversely affect the collectibility of the Pool Receivables, and (ii) any material adverse development in any such previously disclosed litigation, investigation or proceeding; and

            (g) such other information, documents, records or reports respecting the Receivables, the Related Security or the Contracts or the condition or operations, financial or otherwise, of the Seller as the Administrative Agent may from time to time reasonably request.

            SECTION 5.03 NEGATIVE COVENANTS OF THE SELLER. Until the later of the Facility Termination Date and the date upon which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Seller will not, without the written consent of the Majority Managing Agents (in the case of subsection (c) below, the written consent of all the Managing Agents):


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            (a) SALES, ADVERSE CLAIMS, ETC. Except as otherwise provided herein or in the Parallel Purchase Commitment, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon or with respect to, the Seller's undivided interest in any Pool Receivable or any Related Security or Collections in respect thereof, or upon or with respect to any related Contract or any deposit account to which any Collections of any Pool Receivable are sent (including, without limitation, any Lock-Box Account), or assign any right to receive income in respect thereof.

            (b) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in SECTION 6.02(B), extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

            (c) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Pool Receivables or decrease the credit quality of any Obligors of any newly created Receivables.

            (d) CHANGE AS TO LOCK-BOX ACCOUNTS. Change or otherwise transfer the ownership of any Lock-Box Account other than to the Seller pursuant to
      SECTION 5.01(N), or add or terminate any bank as a Lock-Box Bank or any deposit account as a Lock-Box Account from those listed in Schedule I, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box Account (except for any such change to make payments to another Lock-Box Account that shall be subject to a then existing Collection Notice), unless the Administrative Agent shall have received at least 20 days' prior written notice of such addition, termination or change and shall have received, with respect to each new Lock-Box Account, a Collection Notice executed by the Lock-Box Bank that maintains such Lock-Box Account and the owner of such Lock-Box Account (that is, WORLDCOM, an Originator or the Seller, as the case may be).

            (e) DEPOSITS TO LOCK-BOX ACCOUNTS. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Pool Receivables, except for cash or cash proceeds (other than Collections of Pool Receivables) that are inadvertently paid or transferred into any Lock-Box Account and are removed by the Seller or the Servicer from such Lock-Box Account as soon as possible, but in any event no later than two Business Days, after the Seller or the Servicer shall have knowledge of such payment or transfer.

            (f) CHANGE OF NAME, ETC. Change its name, identity, form of legal structure or jurisdiction of organization, unless, at least five Business Days prior to the effective date of any such change, the Seller delivers to the Administrative Agent (i) UCC financing statements, executed by the Seller and, if applicable, the Originator, necessary to reflect such change and to continue the perfection of the ownership interests in the Receivable Interests contemplated by this Agreement, (ii) if the identity or structure of the Seller has changed and such change adversely affects the rights of the Administrative Agent under then existing Collection Notices with the Seller, WORLDCOM or any Originator to take control of the Lock-Box Accounts pursuant to SECTION 6.03(A), new


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      Collection Notices executed by the Seller, WORLDCOM, or any Originator, as applicable, and the Lock-Box Banks, to the extent necessary to reflect such changes and to continue to enable the Administrative Agent to exercise such rights and (iii) all other instruments and other documents reasonably requested by the Administrative Agent in connection with such change.

            (g) DEBT. Except as otherwise provided herein or in the Receivables Contribution and Sale Agreement or the Parallel Purchase Commitment, create, incur, assume or suffer to exist any Debt.

            (h) LEASE OBLIGATIONS. Except as contemplated by the Seller's charter, create, incur, assume or suffer to exist any obligations as lessee for the rental or lease of real or personal property.

            (i) ERISA. Adopt, maintain, contribute to or incur or assume any obligation with respect to any Plan, Multiemployer Plan or Welfare Plan.

            (j) INVESTMENTS IN OTHER PERSONS. Except as otherwise provided herein (including, without limitation, the Demand Note) or in the Receivables Contribution and Sale Agreement or the Parallel Purchase Commitment, make or hold any Investment in any Person.

            (k) SALES, ETC., OF ASSETS. Except as contemplated by this Agreement or the Parallel Purchase Commitment, sell, lease, transfer or otherwise dispose of any assets.

            (l) MERGER, ETC. Consolidate with or merge into any other Person.

            (m) ORGANIZATIONAL DOCUMENTS. Amend, supplement or otherwise modify its charter or by-laws furnished to the Administrative Agent pursuant to
      SECTION 3.02.

            (n) ACCOUNTING. Account for (including for accounting and tax purposes) or otherwise treat the transactions contemplated by the Receivables Contribution and Sale Agreement in any manner other than as sales of Receivables by each Originator to the Seller, or account for (other than for tax purposes) or otherwise treat the transactions contemplated by this Agreement or the Parallel Purchase Commitment in any manner other than as sales of Receivable Interests by the Seller to the Administrative Agent for the account of each Purchaser.

            (o) RECEIVABLES CONTRIBUTION AND SALE AGREEMENT, ETC. (i) Cancel or terminate the Receivables Contribution and Sale Agreement or the Subordinated Notes or the Demand Note or consent to or accept any cancellation or termination thereof, (ii) amend, supplement or otherwise modify any term or condition of the Receivables Contribution and Sale Agreement or the Subordinated Notes or the Demand Note or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Contribution and Sale Agreement or the Subordinated Notes or the Demand Note or (iv) take any other action under the Receivables Contribution and Sale Agreement or the Subordinated Notes or the Demand Note not required by the terms


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      thereof that would impair the value of the rights or interests of the
      Seller thereunder or of the Administrative Agent or any Owner or Indemnified Party hereunder or thereunder.

            (p) METHOD OF CALCULATING SCA ADJUSTMENTS. Change the method currently used for calculating SCA Adjustments in a manner which would result in a delay in the application of such SCA Adjustments.

            (q) COVERAGE. Permit the aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Parallel Purchase Commitment to exceed the Receivable Interest Percent then in effect.

            (r) RESTRICTED JUNIOR PAYMENTS. From and after the Termination Date, make any Restricted Junior Payment if, after giving effect thereto, the Seller would fail to perform or observe its obligations set forth in
      SECTION 5.03(Q).

            SECTION 5.04 AFFIRMATIVE COVENANTS OF THE SERVICER. Until the later of the Facility Termination Date and the date upon which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Servicer will, unless the Majority Managing Agents shall otherwise consent in writing:

            (a) OFFICES, RECORDS AND BOOKS OF ACCOUNTS. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the daily identification of each Pool Receivable, the Outstanding Balance of each Pool Receivable and the dates which payments are due thereon and all Collections of and adjustments to each existing Pool Receivable).

            (b) PERFORMANCE AND COMPLIANCE WITH CONTRACTS AND CREDIT AND COLLECTION POLICY. At its expense, timely and fully (i) perform, or cause to be performed, and comply in all material respects with, or cause to be complied with in all material respects, all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Pool Receivable and the related Contract and (ii) as beneficiary of any Related Security, enforce such Related Security as reasonably requested by the Administrative Agent.

            (c) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. (i) Keep, or cause to be kept, proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and businesses of the Servicer in accordance with GAAP, and (ii) upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, and at the request of the Administrative Agent or any Managing Agent, provide Records with respect to the Pool Receivables to such Administrative Agent or Managing Agent.


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            (d) DEPOSITS TO LOCK-BOX ACCOUNTS. Instruct all Obligors to make payments in respect of Pool Receivables to a Lock-Box Account and, if the Servicer shall otherwise receive any Collections, segregate and hold in trust (in accordance with the provisions of SECTION 6.02(B)) such Collections and deposit such Collections, or cause such Collections to be deposited, to a Lock-Box Account within one Business Day following such receipt.

            (e) LOCK-BOX ACCOUNTS AND COLLECTION NOTICES. (i) As soon as possible but not later the day that shall occur 30 days after the New Closing Date, (A) cause the ownership of the Lock-Box Accounts in which at least 75% of the Recent Collections were deposited, to be transferred to, and in the name of, the Seller and (B) deliver or cause to be delivered to the Administrative Agent a Collection Notice with respect to each such Lock-Box Account executed by its respective Lock-Box Bank and the owner of such Lock-Box Account (that is, the Seller) and (ii) as soon as possible but not later than the day that shall occur 45 days after the New Closing Date, (A) cause the ownership of all the Lock-Box Accounts to be transferred to, and in the name of, the Seller and (B) deliver or cause to be delivered to the Administrative Agent a Collection Notice with respect to each such Lock-Box Account executed by its respective Lock-Box Bank and the owner of such Lock-Box Account (that is, the Seller).

            (f) SCA ADJUSTMENTS. Apply each SCA Adjustment, or cause each SCA Adjustment to be applied, to each Pool Receivable applicable thereto within 30 days after the date of the invoice relating to such Pool Receivable.

            (g) TRACKING SYSTEM. (1) Maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by any Originator other than Telecom or UUNET that, consistent with the Credit and Collection Policy, is written off the Seller's or any Originator's (other than Telecom's or UUNET's) books as uncollectible prior to the expiration of 150 days from the original due date for payment thereof; (2) within 180 days of the Amendment Closing Date and thereafter, maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by Telecom that, consistent with the Credit and Collection Policy, is written off the Seller's or Telecom's books as uncollectible prior to the expiration of 120 days from the original due date for payment thereof, provided, however, that during the period of time that begins with the Amendment Closing Date and ends with 180 days thereafter, Servicer shall establish and maintain a methodology agreed to by both Servicer and Administrative Agent which methodology shall determine the amount of such write-offs; and
      (3) maintain an administrative and operating procedure and computer system capable of identifying each Receivable originated by UUNET that, consistent with the Credit and Collection Policy, is written off the Seller's or UUNET's books as uncollectible prior to the expiration of 150 days from the original due date for payment thereof.

            SECTION 5.05 NEGATIVE COVENANTS OF THE SERVICER. Until the later of the Facility Termination Date and the date upon which no Capital for any Receivable Interest shall be existing and all other amounts payable by the Seller hereunder shall be paid in full, the Servicer will not, without the written consent of the Majority Managing Agents (in the case of subsection (b) below, the written consent of all the Managing Agents):


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            (a) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise permitted in SECTION 6.02(B), extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto.

            (b) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Make any change in the character of its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Pool Receivables or decrease the credit quality of any Obligors of any newly created Receivables.

            (c) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Add or terminate any bank as a Lock-Box Bank or any deposit account as a Lock-Box Account from those listed in Schedule I, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box Account (except for any such change to make payments to another Lock-Box Account that shall be subject to a then existing Collection Notice), unless the Administrative Agent shall have received at least 20 days' prior written notice of such addition, termination or change and shall have received, with respect to each new Lock-Box Account, a Collection Notice executed by the Lock-Box Bank that maintains such Lock-Box Account and the owner of such Lock-Box Account (that is, WORLDCOM, an Originator or the Seller, as the case may be).

            (d) DEPOSITS TO LOCK-BOX ACCOUNTS. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections of Pool Receivables, except for cash or cash proceeds (other than Collections of Pool Receivables) that are inadvertently paid or transferred into any Lock-Box Account and are removed by the Seller or the Servicer from such Lock-Box Account as soon as possible, but in any event no later than two Business Days, after the Seller or the Servicer shall have knowledge of such payment or transfer.

            (e) METHOD OF CALCULATING SCA ADJUSTMENTS. Change the method currently used for calculating SCA Adjustments in a manner which would result in a delay in the application of such SCA Adjustments.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

            SECTION 6.01 DESIGNATION OF SERVICER. The Pool Receivables shall be serviced, administered and collected by the Person (the "SERVICER") designated to do so from time to time in accordance with this SECTION 6.01. Until the Administrative Agent (with the consent or at the request of the Majority Managing Agents) designates a new Servicer, WORLDCOM is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. The Administrative Agent may (with the consent or at the request of the Majority Managing Agents), at any time upon the occurrence and during the continuance of any Event of Termination, designate as Servicer any Person (including itself) to succeed WORLDCOM or any successor Servicer, if such Person (other than itself) shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof. The Servicer may subcontract with any Originator or, with the prior consent of the Administrative Agent (with


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the consent or at the request of the Majority Managing Agents), any other
Person, in each case to service, administer or collect any or all of the Pool Receivables, PROVIDED that the Person with whom the Servicer so subcontracts shall not become the Servicer hereunder and the Servicer shall remain liable for the performance of the duties and obligations of the Servicer pursuant to the terms hereof.

            SECTION 6.02 DUTIES OF SERVICER. (a) The Servicer shall take or cause to be taken all such commercially reasonable actions as may be necessary or advisable to collect each Pool Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. Each of the Seller, the Purchasers, the Managing Agents and the Administrative Agent hereby appoints as its agent the Servicer, from time to time designated pursuant to
SECTION 6.01, to enforce its respective rights and interests in and under the Pool Receivables, the Related Security and the related Contracts.

            (b) The Servicer shall set aside and hold in trust (in accordance with the provisions of this SECTION 6.02) for the account of the Seller and each Owner their respective allocable shares of the Collections of Pool Receivables in accordance with SECTIONS 2.05 and 2.06, but shall not be required, unless otherwise requested by the Administrative Agent (with the consent or at the request of the Majority Managing Agents) to segregate the funds constituting such portion of such Collections prior to the remittance thereof in accordance with such Sections. While holding items in trust, except upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, the Servicer undertakes to perform only those duties specifically set forth in this Agreement and no others, and no implied covenants or obligations shall be read into this Agreement against the Servicer in such instances. If instructed by the Administrative Agent (with the consent or at the request of the Majority Managing Agents), the Servicer shall segregate and deposit with a bank (which may be any of the Managing Agents) designated by the Administrative Agent such allocable share of Collections of Pool Receivables set aside for each Owner on the first Business Day following receipt by the Servicer of such Collections. If no Event of Termination or Potential Event of Termination shall have occurred and be continuing, WORLDCOM, while it is the Servicer, may, in accordance with the Credit and Collection Policy, extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as WORLDCOM may determine to be appropriate to maximize Collections thereof.

            (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in SECTION 2.07. The Servicer shall set aside and hold in trust (in accordance with the provisions of SECTION 6.02(b)) for the account of the Seller in accordance with subsection (b) of this SECTION 6.02, (i) the Seller's allocable share of the Collections of Pool Receivables less all reasonable out-of-pocket costs and expenses of such Servicer of servicing, administering and collecting the Pool Receivables to the extent not covered by the Servicer Fee received by it and (ii) the Collections of any Receivable which is not a Pool Receivable in accordance with SECTION 2.07. The Servicer shall, if not WORLDCOM, as soon as practicable following receipt, turn over to the Seller any cash collections or other cash proceeds received with respect to Receivables not constituting Pool Receivables.


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            (d) The Servicer shall hold as fiduciary for the Seller and each
Owner, in accordance with their respective interests, all Records that evidence or relate to the Pool Receivables. The Servicer shall, upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, and at the request of the Administrative Agent or any Managing Agent, provide Records with respect to Pool Receivables to such Administrative Agent or Managing Agent.

            (e) The Servicer shall, from time to time at the request of the Administrative Agent or any Managing Agent, furnish to the Administrative Agent (promptly after any such request) a calculation of the amounts of Collections attributable to each Receivable Interest pursuant to SECTION 2.05 or 2.06.

            (f) The Servicer shall permit, and shall cause each of its agents and subcontractors to permit, from time to time during regular business hours as requested by the Administrative Agent or any Managing Agent upon two Business Days' notice (PROVIDED, HOWEVER, that no such notice shall be required upon the occurrence or during the continuance of an Event of Termination or Potential Event of Termination), the Administrative Agent or any Managing Agent or any of their agents or representatives, (i) to examine and make copies of and abstracts from all Records in the possession or under the control of the Servicer, its agents and subcontractors relating to Pool Receivables and the Related Security, and (ii) to visit the offices and properties of the Servicer, its agents and subcontractors for the purpose of examining such Records described in clause (i) above, and to discuss matters relating to Pool Receivables and the Related Security or the Servicer's performance hereunder or under the Contracts with any of the officers or employees of the Servicer, its agents and subcontractors having knowledge of such matters.

            SECTION 6.03 RIGHTS OF THE ADMINISTRATIVE AGENT. (a) The Administrative Agent may, with the consent of the Majority Managing Agents, and shall, at the request of the Majority Managing Agents, at any time execute and date, and deliver to the Lock-Box Banks, the Lock-Box Notices referred to in the Collection Notices. The Seller and WORLDCOM, each hereby, when the Administrative Agent shall deliver the Lock-Box Notices to the Lock-Box Banks, transfers to the Administrative Agent the exclusive ownership, dominion and control of the Lock-Box Accounts to which the Obligors of Pool Receivables shall make payments, and shall take any further action that the Administrative Agent, at the request of, or with the consent of, the Majority Managing Agents, reasonably request to effect such transfer. In case any authorized signatory of the Seller or WORLDCOM whose signature shall appear on any Lock-Box Notice shall cease to have such authority before the delivery of such Lock-Box Notice, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such delivery. Further, the Administrative Agent may at its election, and shall at the request of the Majority Managing Agents, notify at any time and at the Seller's expense the Obligors of Pool Receivables, or any of them, of the ownership of Receivable Interests by the Owners.

            (b) At any time following the designation of a Servicer other than WORLDCOM pursuant to SECTION 6.01:


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                  First: The Administrative Agent may at its election, and shall at the request of the Majority Managing Agents, direct the Obligors of Pool Receivables, or any of them, to make payment of all amounts due or to become due to the Seller under any Pool Receivable directly to the Administrative Agent or its designee.

                  Second: The Seller and WORLDCOM each shall, at the
            Administrative Agent's request (either at the Administrative Agent's election or at the request of the Majority Managing Agents) and at the Seller's and WORLDCOM's expense, give notice of the Owners' ownership to such Obligors and direct them to make such payments directly to the Administrative Agent or its designee.

                  Third: The Seller and WORLDCOM each shall, at the
            Administrative Agent's request (either at the Administrative Agent's election or at the request of the Majority Managing Agents), (A) assemble all of the Records which evidence or relate to the Pool Receivables, and the related Contracts and Related Security, or which are otherwise necessary or desirable to collect the Pool Receivables, and shall make the same available to the Administrative Agent at a place selected by the Administrative Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Pool Receivables in a manner acceptable to the Administrative Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrative Agent or its designee.

                  Fourth: The Administrative Agent may at its election, and
            shall at the request of the Majority Managing Agents, take any and all commercially reasonable steps in the Seller's or WORLDCOM's name and on behalf of the Seller and the Owners necessary or desirable, in the determination of the Administrative Agent, to collect all amounts due under any and all Pool Receivables, including, without limitation, endorsing the Seller's or WORLDCOM's name on checks and other instruments representing Collections, enforcing such Pool Receivables and the related Contracts, and adjusting, settling or compromising the amount or payment thereof, in the same manner and to the same extent as the Seller or WORLDCOM might have done.

            SECTION 6.04 RESPONSIBILITIES OF EACH ORIGINATOR AND THE SELLER. Anything herein to the contrary notwithstanding:

            (a) Each of the Seller and each Originator shall perform all of its obligations under the Contracts related to the Pool Receivables to the same extent as if Receivable Interests had not been sold hereunder and the exercise by the Administrative Agent of its rights hereunder shall not release any Originator or the Seller from such obligations or its obligations with respect to Pool Receivables or under the related Contracts; and

            (b) Neither the Administrative Agent, nor any Managing Agent nor the Owners shall have any obligation or liability with respect to any Pool Receivables or


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      related Contracts, nor shall any of them be obligated to perform any of the obligations of the Seller thereunder.

            SECTION 6.05 FURTHER ACTIONS EVIDENCING PURCHASES. (a) The Seller and the Servicer each agree that from time to time, at the Seller's expense, each will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may at its election, and shall at the request of the Majority Managing Agents, reasonably request, in order to perfect, protect or more fully evidence the sale, transfer and assignment of the Receivable Interests purchased by the Owners hereunder free and clear of any Adverse Claim other than Adverse Claims contemplated by the Transaction Documents, or to enable any of them or the Administrative Agent or any Managing Agent to exercise and enforce any of their respective rights and remedies hereunder or under the Certificates. Without limiting the generality of the foregoing, the Seller and (in the case of clause (ii) below) the Servicer will upon the reasonable request of the Administrative Agent: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may at its election, and shall at the request of the Majority Managing Agents, request, in order to perfect, protect or evidence such Receivable Interests; and (ii) upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, provide Records with respect to the Pool Receivables and the related Contracts to the Administrative Agent.

            (b) The Seller hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any of the Contracts, or Pool Receivables and the Related Security and Collections with respect thereto, now existing or hereafter arising, without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering all or any of the Contracts, or Pool Receivables and the Related Security and Collections with respect thereto, shall be sufficient as a financing statement where permitted by law.

            (c) If the Servicer or the Seller fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable costs and expenses of the Administrative Agent incurred in connection therewith shall be payable by the Seller under SECTION 10.01 or SECTION 12.04, as applicable.

            SECTION 6.06 THE CONCENTRATION ACCOUNT AND THE DEPOSIT ACCOUNT. (a) On or prior to the New Closing Date and during the term of this Agreement, the Servicer, for the benefit of the Indemnified Parties, shall establish and maintain or cause to be established and maintained in the name of the Seller with the Concentration Bank, the Concentration Account, such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent. The Servicer shall cause Collections of Pool Receivables to be deposited into the Concentration Account on each Business Day as promptly as is reasonably practicable after receipt in a Lock-Box Account, and in any event no later than the day on which such Collections become available funds in such Lock-Box Account.


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            (b) Funds on deposit in the Deposit Account, shall, at the written direction of the Servicer or, upon the occurrence and during the continuance of any Event of Termination or Potential Event of Termination, in the sole discretion of the Administrative Agent, be invested by the Administrative Agent in Eligible Investments as instructed by the Servicer in writing (which may be a standing instruction) or, upon the occurrence and during the continuance of an Event of Termination or Potential Event of Termination, as determined by the Administrative Agent in its sole discretion. All such Eligible Investments shall be held by the Administrative Agent for the benefit of the Indemnified Parties. Such funds shall be invested in Eligible Investments that will mature so that funds will be available in amounts sufficient for the Administrative Agent to make each distribution required under this Agreement or the Parallel Purchase Commitment. All interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Deposit Account, to the extent such investment income is not needed to pay the Indemnified Parties or any of them under the terms of this Agreement or the Parallel Purchase Commitment, shall be added to the Deposit Account and allocated in the manner of, and treated as, Collections of Pool Receivables for all purposes of this Agreement. The Administrative Agent is hereby authorized, unless otherwise directed in writing by the Servicer, to effect transactions in Eligible Investments through a capital markets affiliate of the Administrative Agent.

                                   ARTICLE VII

                              EVENTS OF TERMINATION

            SECTION 7.01 EVENTS OF TERMINATION. If any of the following events ("EVENTS OF TERMINATION") shall occur and be continuing:

            (a) (i) The Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to make any payment or deposit of Yield to be made by it hereunder within one Business Day after such payment or deposit is due, (ii) the Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to make any other payment or deposit to be made by it hereunder on the date such payment or deposit is due, or (iii) except as otherwise provided in subsection (c) of this SECTION 7.01, the Servicer (if WORLDCOM or any of its Affiliates) shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document to which it is a party on its part to be performed or observed and such failure shall continue for 10 days after the earlier of (A) the date on which written notice thereof shall have been given to the Servicer by the Administrative Agent and (B) the date on which any Senior Financial Officer of the Servicer shall have knowledge of such failure to perform or observe; or

            (b) Any representation or warranty made or deemed made by the Seller, the Servicer (if WORLDCOM or any of its Affiliates), WORLDCOM (other than in its capacity as Servicer) or any Originator (or any of their respective officers) under or in connection with this Agreement, the Parent Undertaking or the Receivables Contribution and Sale Agreement or in any Monthly Report, Weekly Report, Daily Report or any other written report, certificate or information delivered by or on behalf of the Seller, such Servicer, WORLDCOM or any Originator (or any of their respective officers) pursuant


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      hereto or thereto, shall prove to have been incorrect in any material respect when made or deemed made or delivered; or

            (c) The Seller or the Servicer (if WORLDCOM or any of its Affiliates) shall fail to perform or observe any term, covenant or agreement contained in SECTION 5.01(E), 5.01(G), 5.01(N), 5.02(D), 5.03,
      5.04(D), 5.04(E) or 5.05 of this Agreement, or any Originator shall fail to perform or observe any term, covenant or agreement contained in SECTION 4.01(G), 4.01(I), 4.01(J)(III) or 4.02 of the Receivables Contribution and Sale Agreement; or

            (d) The Seller, WORLDCOM (other than in its capacity as Servicer), or any Originator shall fail to perform or observe any other term, covenant or agreement contained in any Transaction Document to which it is a party on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller, WORLDCOM or such Originator, as the case may be, by the Administrative Agent; or

            (e) The Seller shall fail to pay any principal of, or premium or interest on, any of its Debt that is outstanding, or WORLDCOM shall fail to pay any principal of, or premium or interest on, any of its Debt that is outstanding in a principal amount of at least $100,000,000, either individually or in the aggregate, in each case, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; PROVIDED, HOWEVER, that the provisions of this subsection (e) shall not give effect to any waiver, amendment or other modification, or consent, that would cure or otherwise remedy any failure to pay or other event or condition referred to in this subsection (e); or

            (f) Any Purchase or any reinvestment pursuant to SECTION 2.05 shall for any reason (other than pursuant to the terms hereof) cease to create, or any Receivable Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest to the extent of the pertinent Receivable Interest in each applicable Pool Receivable and the Related Security and Collections with respect thereto or any Certificate shall for any reason cease to evidence in the Owner of such Receivable Interest legal and equitable title to, and ownership of, an undivided percentage ownership interest in Pool Receivables and Related Security to the extent of such Receivable Interest; or


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            (g) The Seller, the Servicer (if any Originator or any of its
      Affiliates), WORLDCOM or any Originator shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, the Servicer (if any Originator or any of its Affiliates), WORLDCOM or any Originator seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being diligently contested by it in good faith, such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, the Servicer (if any Originator or any of its Affiliates), WORLDCOM or any Originator shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

            (h) (i) One or more final and non-appealable judgments for the payment of money shall be entered against the Seller or (ii) one or more final and non-appealable judgments for the payment of money in an amount in excess of , until the effectiveness of the New WORLDCOM Credit Agreement, $500,000,000, and on and after the effectiveness of the New WORLDCOM Credit Agreement, the amount set forth in the equivalent defined term "Default" or "Event of Default" under and as defined in the New WORLDCOM Credit Agreement, individually or in the aggregate, shall be entered against WORLDCOM on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and such judgment shall continue unsatisfied and in effect for sixty consecutive days without a stay of execution; or

            (i) (i) The average of the Deemed Loss Ratios for each of the three most recently ended calendar months shall exceed 8%, or (ii) the average of the Default Ratios for each of the three most recently ended calendar months shall exceed 29%, or (iii) the average of the Loss-to-Liquidation Ratios for each of the three most recently ended calendar months shall exceed 6%, or (iv) the average of the Dilution Ratios for each of the three most recently ended calendar months shall exceed 9%; or

            (j) The aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Parallel Purchase Commitment shall exceed at any time the Receivable Interest Percent then in effect and such excess shall continue until the earlier of (i) the date two Business Days after the date on which the Seller or the Servicer knows of such excess and (ii) the next succeeding Settlement Date for any Settlement Period; or

            (k) There shall have been any material adverse change in the financial condition or operations of the Seller or the Servicer (if any Originator or any of its Affiliates) or WORLDCOM or any Originator since
      (i) in the case of the Seller, the First


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      Closing Date, and (ii) in the case of such Servicer, WORLDCOM or any
      Originator, December 31, 2001, except as set forth in (A) that certain Form 10-Q filed by and in respect of WORLDCOM with the U.S. Securities and Exchange Commission on or about May 15, 2002 (exclusive of, and without giving effect to, the financial statements contained in such Form 10-Q, but inclusive of, and giving effect to, the footnotes related to such financial statements), and (B) Schedule V hereto; or there shall have occurred any event which materially adversely affects the collectibility of the Pool Receivables taken as a whole, or there shall have occurred any other event which materially adversely affects the ability of the Servicer (if any Originator or any of its Affiliates) to collect Pool Receivables or the ability of the Servicer (if any Originator or any of its Affiliates) to perform hereunder or there shall have occurred any other event that materially adversely affects the credit quality of the Obligors of the Pool Receivables taken as a whole; or

            (l) Any provision of any Transaction Document shall for any reason cease to be a legal, valid and binding obligation of the Seller or the Servicer (if any Originator or any of its Affiliates) or WORLDCOM or any Originator, as applicable, or the Seller or such Servicer or WORLDCOM or any Originator, as applicable, shall so state in writing; or

            (m) Any "Default" as defined in and under the WORLDCOM Credit Agreement, without giving effect to any waiver, amendment or other modification, or consent, with respect thereto, shall have occurred and be continuing; or

            (n) WORLDCOM shall cease to own directly or indirectly 100% of the outstanding shares of stock of the Seller or of any Originator; or

            (o) [Intentionally Omitted]; or

            (p) The charter or by-laws of the Seller shall be amended, supplemented or otherwise modified without consent of the Administrative Agent; or

            (q) The aggregate undivided percentage interest of all Receivable Interests and all "Receivable Interests" under the Parallel Purchase Commitment shall exceed at any time 100%;

then, and in any such event, the Administrative Agent shall at the request, or may with the consent, of the Majority Managing Agents, by notice to the Seller and the Servicer declare the Facility Termination Date to have occurred, whereupon the Facility Termination Date shall forthwith occur; PROVIDED that, automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice, or both) described in subsection (g) of this SECTION 7.01, the Facility Termination Date shall occur, WORLDCOM shall cease to be the Servicer and the Administrative Agent or its designee shall become the Servicer. Upon any such occurrence of the Facility Termination Date, the Administrative Agent and each Owner shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. Without limiting the foregoing or the general applicability of ARTICLE IX hereof, any Owner may elect to assign any Receivable Interest owned


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by such Owner to an Assignee pursuant to SECTION 9.01 following the occurrence of any Event of Termination.

                                  ARTICLE VIII

                THE MANAGING AGENTS AND THE ADMINISTRATIVE AGENT

            SECTION 8.01 AUTHORIZATION AND ACTION. Each Purchaser hereby appoints and authorizes each of its Managing Agent and the Administrative Agent, respectively, and each Managing Agent hereby appoints and authorizes the Administrative Agent, to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Transaction Documents and each other instrument or document furnished pursuant hereto as are delegated to such Managing Agent or the Administrative Agent, respectively, by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement of such Transaction Documents and such other instruments and documents), neither the Administrative Agent nor any Managing Agent shall be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions or requests of the Majority Managing Agents, in the case of the Administrative Agent, or such Managing Agent's Purchaser, in the case of such Managing Agent, and such instructions and requests shall be binding upon all parties hereto and all Assignees; PROVIDED, HOWEVER, that neither the Administrative Agent nor any Managing Agent shall be required to take any action which exposes the Administrative Agent or such Managing Agent to personal liability or which is contrary to this Agreement or any other Transaction Document, or any other instrument or document furnished pursuant hereto or applicable law. Each of the Administrative Agent and each Managing Agent agrees to give to each other and to each Purchaser prompt notice of each notice given to it pursuant to the terms of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, and in the case of each notice by the Seller to the Administrative Agent of each requested Purchase by the Purchasers pursuant to SECTION 2.02(a), the Administrative Agent agrees to use its reasonable best efforts to give notice of such Purchase to each Managing Agent on the same day as such notice by the Seller. The Administrative Agent hereby agrees to deliver promptly to each Managing Agent each report, document, notice or other written communication required to be delivered by or on behalf of the Seller or the Servicer or any Originator to the Administrative Agent on behalf of the Purchasers and the Managing Agents by the terms and conditions of this Agreement and the other Transaction Documents (it being understood that the Administrative Agent shall have no obligation to deliver, or cause to be delivered, to any Managing Agent any such report, document, notice or other written communication if the Seller or the Servicer or any Originator required to deliver, or have delivered on its behalf, such report, document, notice or other written communication fails to make or cause such delivery to the Administrative Agent).

            SECTION 8.02 ADMINISTRATIVE AGENT'S AND MANAGING AGENT'S RELIANCE, ETC. Neither the Administrative Agent, nor any Managing Agent nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Administrative Agent or Managing Agent, respectively, under or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto (including, without limitation, the Administrative Agent's servicing,


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administering or collecting the Pool Receivables as Servicer pursuant to SECTION
6.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise agreed by the Administrative Agent or any Managing Agent, as applicable, and any Owner, each of the Administrative Agent and each Managing Agent, respectively: (i) may consult with legal counsel (including counsel for the Seller, the Servicer or any Originator), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Owner or any other Indemnified Party and shall not be responsible to any Owner or any other Indemnified Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement or any other Transaction Document or any other instrument or document delivered pursuant hereto; (iii) shall not have any duty to ascertain, to verify or to inquire as to the performance or observance or accuracy of any of the terms, covenants or conditions of, or information specified in, this Agreement or any other Transaction Document or any Daily Report, Weekly Report, Monthly Report or other instrument or document delivered pursuant hereto on the part of the Seller, the Servicer or any Originator or to inspect the property (including the books and records) of the Seller, the Servicer or any Originator; (iv) shall not be responsible to any Owner or other Indemnified Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or under the Receivables Contribution and Sale Agreement; and (v) shall incur no liability under or in respect of this Agreement or any other Transaction
Document or any other instrument or document delivered pursuant hereto by acting upon any notice (including notice by electronic transmission or telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable, telex or electronic transmission) believed by it to be genuine and signed or sent by the proper party or parties.

            SECTION 8.03 ADMINISTRATIVE AGENT AND MANAGING AGENTS. With respect to any Receivable Interest owned by it, each of the Administrative Agent, the CNAI Conduits Managing Agent, the Bank One Conduits Managing Agent, the GBFC Managing Agent, the Delaware Funding Managing Agent, the Paradigm Managing Agent and the Liberty Managing Agent shall have the same rights and powers under this Agreement as any other Owner and may exercise the same as though it were not the Administrative Agent or a Managing Agent, as applicable. Each of the Administrative Agent, the CNAI Conduits Managing Agent, the Bank One Conduits Managing Agent, the GBFC Managing Agent, the Delaware Funding Managing Agent, the Paradigm Managing Agent and the Liberty Managing Agent and their respective Affiliates may generally engage in any kind of business with the Seller or any Originator or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller or any Originator or any Obligor or any of their respective Affiliates, all as if Bank One, CNAI, BLBNY, JPMorgan, West LB and Nova Scotia were not the Administrative Agent or Managing Agents, as applicable, and without any duty to account therefor to the Owners.

            SECTION 8.04 PURCHASERS' PURCHASE DECISIONS. Each Purchaser acknowledges that it has, independently and without reliance upon the Administrative Agent or any Managing Agent, any of their respective Affiliates or any other Indemnified Party and based on such


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documents and information as it has deemed appropriate, made its own evaluation and decision to enter into this Agreement and, if it so determines, to purchase undivided ownership interests in Pool Receivables hereunder. Each Purchaser also acknowledges that it will, independently and without reliance upon the Administrative Agent or any Managing Agent, any of their respective Affiliates or any other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement.

            SECTION 8.05 INDEMNIFICATION. Each Purchaser agrees to cause to be indemnified its Managing Agent and the Administrative Agent (to the extent not reimbursed by the Seller or any Originator, and in the case of such indemnification of the Administrative Agent, ratably in accordance with its respective Pro Rata Share), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Managing Agent or the Administrative Agent, respectively, in any way relating to or arising out of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith or any action taken or omitted by such Managing Agent or the Administrative Agent under this Agreement or any other Transaction Document or any such instrument or document, PROVIDED that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Managing Agent's or Administrative Agent's, respectively, gross negligence or willful misconduct. Without limitation of the foregoing but subject to the PROVISO to the preceding sentence, each Purchaser agrees to reimburse each of its Managing Agent, the Administrative Agent (in the case of such reimbursement of the Administrative Agent, ratably in accordance with its respective Pro Rata Share), promptly upon demand for any out-of-pocket expenses (including counsel fees) incurred by such Managing Agent or the Administrative Agent, respectively, in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, to the extent, in the case of the Administrative Agent, that such expenses are incurred in the interests of or otherwise in respect of all Purchasers (and not just Delaware Funding or its Affiliates) hereunder and to the extent that such Managing Agent or the Administrative Agent, respectively, is not reimbursed for such expenses by the Seller or any Originator.

            SECTION 8.06 SUCCESSOR ADMINISTRATIVE AGENT. (a) The Administrative Agent may resign at any time by giving written notice thereof to the Managing Agents and the Seller and may be removed at any time with or without cause by the Majority Managing Agents. Upon any such resignation or removal, the Managing Agents shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Managing Agents, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Majority Managing Agents' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Purchasers and the Majority Managing Agents, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least


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$250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Managing Agents may request, in order to continue the perfection of the security interests granted or purported to be granted by the Transaction Documents, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Transaction Documents. Anything herein to the contrary notwithstanding, the retiring Administrative Agent's resignation or removal shall not become effective, and the retiring Administrative Agent shall not be discharged from its duties and obligations under the Transaction Documents, unless and until a successor Administrative Agent shall have been appointed hereunder and shall have accepted such appointment. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent shall have become effective, as specified above, the provisions of this ARTICLE VIII shall inure to its benefit to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

            (b) Upon the effectiveness of this Agreement and on and after the date hereof:

            (i) Bank One hereby resigns as Administrative Agent as defined in, and for purposes of, the Original Agreement, the A&R Agreement and the Second A&R Agreement and for purposes of this Agreement.

            (ii) The Managing Agents and the Purchasers hereby appoint JPMorgan as successor Administrative Agent under, and for purposes of, this Agreement and JPMorgan hereby accepts such appointment.

            (iii) The provisions of this Article VIII (including, without limitation, the indemnity provisions of SECTION 8.05) shall inure to Bank One's benefit to any actions taken or omitted to be taken by Bank One while Bank One was Administrative Agent as defined in, and under, the Original Agreement, the A&R Agreement and the Second A&R Agreement.

            SECTION 8.07 CO-LEAD MANAGERS. It is understood and agreed that CNAI and JPMorgan, each as Co-Lead Manager hereunder, shall have no duties or responsibilities hereunder as such Co-Lead Managers.

                                   ARTICLE IX

                       ASSIGNMENT OF RECEIVABLE INTERESTS

            SECTION 9.01 ASSIGNMENT. (a) Each Purchaser may assign to any Assignee, and any such Assignee may assign to any other Assignee, any Receivable Interest. Upon any such assignment, (i) the Assignee thereof shall become the Owner of such Receivable Interest for all purposes of this Agreement and (ii) the Owner assignor thereof shall relinquish its rights with respect to such Receivable Interest for all purposes of this Agreement. Such assignment shall be upon such terms and conditions as the assignor and the Assignee of such Receivable Interest may


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mutually agree; the parties thereto shall deliver to the Administrative Agent an
Assignment, duly executed by such parties; and such assignor shall promptly execute and deliver all further instruments and documents and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such Receivable Interest, and to enable the Assignee to exercise or enforce any rights hereunder or under the applicable Certificate and the other instruments and documents furnished pursuant hereto. The Administrative Agent shall provide notice to the Seller and each Managing Agent of each Assignment of a Receivable Interest hereunder.

            (b) By executing and delivering an Assignment (in the case of an Owner assignor) and executing and accepting an Assignment (in the case of an Assignee), the Owner assignor thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment, such assigning Owner makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or thereunder; (ii) such assigning Owner makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, WORLDCOM or any Originator or the performance or observance by the Seller, WORLDCOM or any Originator of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith;
(iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Receivable Interest;
(iv) such Assignee will, independently and without reliance upon the Administrative Agent, any Managing Agent, or any of their respective Affiliates, such assigning Owner or any other Owner or any other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto; (v) such Assignee appoints and authorizes each of the Managing Agent (if applicable) of such Owner assignor and the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto or in connection herewith as are delegated to such Managing Agent or the Administrative Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) such Assignee appoints as its agent the Servicer from time to time designated pursuant to SECTION 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; (vii) such Assignee agrees that it will not institute against any Purchaser or any former Purchaser any proceeding of the type referred to in SECTION 7.01(G) so long as any commercial paper notes issued by such Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding; and (viii) such Assignee agrees that it will


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perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as Owner.

            SECTION 9.02 ASSIGNMENT OF RIGHTS AND OBLIGATIONS. (a) Each Purchaser may assign to any Assignee, and if required by the Seller pursuant to
SECTION 2.14 will assign to the Assignee designated pursuant to such Section, all or a portion of its rights and obligations under this Agreement (including, without limitation, its right to make Purchases and reinvestments from time to time hereunder and all Receivable Interests owned by it); PROVIDED, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance. Upon such execution, delivery and acceptance of any Assignment and Acceptance, from and after the effective date specified in such Assignment and Acceptance, which effective date shall be the later of (x) the date the Administrative Agent receives such executed Assignment and Acceptance and (y) the date of such Assignment and Acceptance, (I) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have all the rights and obligations of a Purchaser hereunder and (II) the assigning Purchaser shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Purchaser's rights and obligations under this Agreement, such Purchaser shall cease to be a party hereto).

            (b) By executing and delivering an Assignment and Acceptance, the assigning Purchaser and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith, or the perfection, priority or value of any ownership interest or security interest created or purported to be created hereunder or thereunder; (ii) the assigning Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, WORLDCOM or any Originator or the performance, or the observance, by the Seller, WORLDCOM or any Originator of any of its obligations under this Agreement or any other Transaction Document or any other instrument or document furnished pursuant hereto or in connection herewith; (iii) such Assignee confirms that it has received copies of this Agreement and the other Transaction Documents, together with such other documents and information as it has deemed appropriate to make its own analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee


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

will, independently and without reliance upon the Administrative Agent, any Managing Agent, any of its Affiliates, the assigning Purchaser, any other Purchaser or any former Owner or other Indemnified Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto; (v) such Assignee confirms that it is an Eligible Assignee; (vi) such Assignee appoints and authorizes each of the Managing Agent of such assigning Purchaser (or such other Managing Agent as shall be designated by such Assignee in such Assignment and Acceptance) and the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Transaction Documents and the other instruments and documents furnished pursuant hereto or in connection herewith as are delegated to such Managing Agent or the Administrative Agent, respectively, by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto; (vii) such Assignee appoints as its agent the Servicer from time to time designated pursuant to SECTION 6.01 to enforce its respective rights and interests in and under the Pool Receivables and the Related Security and Collections with respect thereto and the related Contracts; (viii) such Assignee agrees that it will not institute against any Purchaser or any former Purchaser any proceeding of the type referred to in
SECTION 7.01(G) so long as any commercial paper notes issued by any Purchaser or any former Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding; and (ix) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Purchaser.

            (c) The Administrative Agent shall maintain at its office referred to in SECTION 12.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the name and address of each Purchaser, which shall be available for inspection by the Seller and the Managing Agents at any reasonable time and from time to time upon reasonable prior notice. The entries in such register shall be conclusive and binding for all purposes, absent manifest error, and the Seller, the Servicer and the Managing Agent may treat each Person whose name is recorded in such register as a Purchaser hereunder for all purposes of this Agreement.

            (d) Upon its receipt of an Assignment and Acceptance executed by any assigning Purchaser and an assignee representing that it is an Eligible Assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance and (ii) give prompt notice thereof to the Seller, the Servicer and each Managing Agent.

            SECTION 9.03 ANNOTATION OF CERTIFICATE. The Administrative Agent shall annotate the Certificate for each assigning Owner to reflect the assignment made by such Owner pursuant to SECTION 9.01 or 9.02 or otherwise.

                                    ARTICLE X

                                 INDEMNIFICATION

            SECTION 10.01 ..INDEMNITIES. Without limiting any other rights that any Indemnified Party may have hereunder or under applicable law, and whether or not any of the transactions contemplated hereby are consummated, the Seller hereby agrees to indemnify each Indemnified Party from and against, and hold each thereof harmless from, any and all claims, losses, liabilities, costs and expenses of any kind whatsoever (including, without limitation, reasonable attorneys' fees and expenses) (all of the foregoing being collectively referred to as


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"INDEMNIFIED AMOUNTS") arising out of, or resulting from, in whole or in part, one or more of the following: (a) this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; (b) the use of proceeds of any Purchase or reinvestment; (c) the interest of any Owner in any Receivable, any Contract or any Related Security; or (d) any transaction contemplated by this Agreement or any other Transaction Document or any other agreement or document delivered or to be delivered in connection with this Agreement; excluding, however, Indemnified Amounts to the extent resulting from either (x) the gross negligence or willful misconduct on the part of such Indemnified Party, or (y) the failure to collect amounts in respect of a Pool Receivable, which is an Eligible Receivable, to the extent such failure results from a discharge of the Obligor with respect thereto in a proceeding in respect of such Obligor under applicable bankruptcy laws or otherwise results from the Obligor's financial inability to pay such amounts. Without limiting or being limited by the foregoing (other than, and subject to, the exclusions referred to in the "excluding, however" clause above) and whether or not any of the transactions contemplated hereby are consummated, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts which relate to or result from, or which would not have occurred but for, one or more of the following:

            (i) any Receivable becoming a Pool Receivable which is not at the date of the initial creation of an interest therein hereunder an Eligible Receivable or which thereafter ceases to be an Eligible Receivable;

            (ii) any representation or warranty or statement made or deemed made by the Seller or any Originator (or any of their respective officers) under or in connection with this Agreement or any other Transaction Document or any Monthly Report, Weekly Report, Daily Report or other document delivered or to be delivered in connection herewith or with any other Transaction Document being incorrect in any material respect when made or deemed made or delivered;

            (iii) the failure by the Seller or any Originator to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract or any Related Security with respect thereto; or the failure of any Pool Receivable or the related Contract or any Related Security with respect thereto to conform to any such applicable law, rule or regulation;

            (iv) the failure to vest in the Owner of a Receivable Interest a first priority perfected undivided percentage ownership interest, to the extent of such Receivable Interest, in each Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, free and clear of any Adverse Claim; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Pool Receivables and the Related Security and Collections with respect thereto transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

            (v) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or


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      other applicable laws with respect to any Receivable in, or purported to be in, the Receivables Pool and the Related Security and Collections in respect thereof, whether at the time of any Purchase or reinvestment or at any subsequent time unless such failure results directly and solely from the Administrative Agent's failure to take appropriate action;

            (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of any Obligor to the payment of any Receivable in, or purported to be in, the Receivables Pool (including, without limitation, any defense based on the fact or allegation that such Receivable or the related Contract is not a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services;

            (vii) any failure of the Seller, WORLDCOM, as Servicer or otherwise, or any Originator to perform its duties or obligations in accordance with the provisions of this Agreement or any other Transaction Document or to perform its duties or obligations under any Contract;

            (viii) any product liability, personal injury, copyright infringement, theft of services, property damage, or other breach of contract, antitrust, unfair trade practices or tortious claim arising out of or in connection with the subject matter of any Contract or out of or in connection with any transaction contemplated by this Agreement, any Transaction Document or any other instrument or document furnished pursuant hereto or such Contract;

            (ix) the commingling of Collections of Pool Receivables by, or in any Lock-Box Account or any other deposit account of, WORLDCOM or any of its Affiliates at any time with other funds;

            (x) any action or omission by the Seller, WORLDCOM, whether as Servicer or otherwise, or any Originator reducing or impairing the rights of any Owner of a Receivable Interest under this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto or with respect to any Pool Receivable;

            (xi) any cancellation or modification of a Pool Receivable, the related Contract or any Related Security, whether by written agreement, verbal agreement, acquiescence or otherwise other than as expressly permitted by this Agreement or any other Transaction Document;

            (xii) any investigation, litigation or proceeding related to or arising from this Agreement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or any transaction contemplated by this Agreement or any Contract or the use of proceeds from any Purchase or reinvestment pursuant to this Agreement, or the ownership of, or other interest in, any Receivable, the related Contract or any Related Security;


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            (xiii) the existence of any Adverse Claim against or with respect to any Pool Receivable, the related Contract or the Related Security or Collections with respect thereto, except for any such Adverse Claim created by any Purchaser;

            (xiv) any failure by the Seller or any Originator to pay when due any taxes, including without limitation sales, excise or personal property taxes, payable by the Seller or such Originator in connection with any Receivable or the related Contract or any Related Security with respect thereto;

            (xv) any claim brought by any Person other than an Indemnified Party arising from any activity by any Originator or any Affiliate of any Originator in servicing, administering or collecting any Pool Receivable;

            (xvi) any setoff or counterclaim by any Lock-Box Bank or other depositary bank against the deposits constituting Collections of Pool Receivables held in any Lock-Box Account or other deposit account; or

            (xvii) [Intentionally Omitted]; or

            (b) to the extent not covered by the foregoing clauses, the occurrence and continuance of any Event of Termination other than an Event of Termination arising under SECTION 7.01(I).

                                   ARTICLE XI

                           GRANT OF SECURITY INTEREST

            SECTION 11.01 GRANT OF SECURITY INTEREST. The Seller hereby assigns and pledges to the Administrative Agent for the benefit of itself, the Owners and each other Indemnified Party from time to time, and hereby grants to the Administrative Agent for the benefit of itself, the Owners and each other Indemnified Party from time to time a security interest in and to, the Demand Note and all proceeds thereof.

            SECTION 11.02 SECURITY FOR SECURED OBLIGATIONS. The assignment, pledge and security interest granted under this ARTICLE XI secures the payment of all obligations of the Seller now or hereafter existing from time to time under this Agreement, the Fee Letters and any other instruments and documents furnished by the Seller pursuant hereto or otherwise in connection with this Agreement, whether for Collections received or deemed to have been received or otherwise payable by the Seller, interest, fees, costs, expenses, taxes, indemnification or otherwise (all such obligations being the "SECURED OBLIGATIONS").

            SECTION 11.03 FURTHER ASSURANCES. (a) The Seller agrees that from time to time, at the expense of the Seller, the Seller will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect and protect the assignment and security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to the Demand Note. Without limiting the generality of the foregoing, the Seller will, upon the request of the


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Administrative Agent, execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may reasonably request, in order to perfect and preserve the assignment and security interest granted or purported to be granted hereby.

            (b) The Seller hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relating to the Demand Note and the proceeds thereof without the signature of the Seller where permitted by law, and the Administrative Agent shall notify the Seller of each such filing. A photocopy or other reproduction of this Agreement or any financing statement covering the Demand Note and the proceeds thereof shall be sufficient as a financing statement where permitted by law.

            SECTION 11.04 ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. The Seller hereby irrevocably appoints the Administrative Agent the Seller's attorney-in-fact, with full authority in the place and stead of the Seller and in the name of the Seller or otherwise, from time to time in the Administrative Agent's discretion following the occurrence and during the continuance of an Event of Termination, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of the assignment, pledge and security interest granted hereunder, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Demand Note, and

            (b) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of the Demand Note or otherwise to enforce compliance with the terms and conditions of the Demand Note or the rights of the Administrative Agent with respect to the Demand Note.

            SECTION 11.05 ADMINISTRATIVE AGENT MAY PERFORM. If the Seller fails to perform any agreement contained in this ARTICLE XI, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Seller under SECTION 12.04.

            SECTION 11.06 THE ADMINISTRATIVE AGENT'S DUTIES. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Demand Note and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of the Demand Note in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to the Demand Note or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to the Demand Note. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Demand Note in its possession if the Demand Note is accorded treatment substantially equal to that which it accords its own property.

            SECTION 11.07 REMEDIES. If any Event of Termination shall have occurred and be continuing:


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            (a) The Administrative Agent may exercise any and all rights and remedies of the Seller under or in connection with the Demand Note or otherwise in respect of the Demand Note, including, without limitation, any and all rights of the Seller to demand or otherwise require payment of the Demand Note.

            (b) The Administrative Agent may exercise in respect of the Demand Note, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in effect in the State of New York (whether or not such UCC applies to the Demand Note).

            (c) All payments received by the Seller in respect of the Demand Note shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Seller and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement).

            (d) All payments made in respect of the Demand Note, and all cash proceeds in respect of any sale of, collection from, or other realization upon all or any part of the Demand Note, received by the Administrative Agent may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to SECTION 12.04) in whole or in part by the Administrative Agent for the Owners or the applicable
      Indemnified Parties against, all or any part of the Secured Obligations and the "Secured Obligations" under and as defined in the Parallel Purchase Commitment, to the Owners and Indemnified Parties hereunder and the "Members" and "Indemnified Parties" under and as defined in the Parallel Purchase Commitment ratably in accordance with the respective amounts of such Secured Obligations and "Secured Obligations" owing to them. Any surplus of such payments or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations and the "Secured Obligations" under and as defined in the Parallel Purchase Commitment shall be paid over to the Seller or to whomsoever may be lawfully entitled to receive such surplus.

                                   ARTICLE XII

                                  MISCELLANEOUS

            SECTION 12.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller, or the Servicer herefrom, shall be effective unless in a writing signed by the Majority Managing Agents and, in the case of any such amendment, the Seller and the Servicer, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such amendment, waiver or consent shall do any of the following, unless such amendment, waiver or consent is in writing and signed by all the Managing Agents and the Rating Agencies then rating the commercial paper notes of GBFC, Paradigm and Liberty shall have confirmed that the ratings of the commercial paper notes of GBFC, Paradigm and Liberty will not be downgraded or withdrawn as a result of such amendment, waiver or consent: (a) waive any of the conditions specified in SECTIONS 3.01 and 3.02, (b) subject the Purchasers or the


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Managing Agents to any additional obligations, (c) reduce the amount of Capital or Yield with respect to Receivable Interests or any fees payable hereunder, (d) postpone any date scheduled for any reduction of Capital or for any payment of Yield or any fees payable hereunder, (e) amend or waive any of the conditions specified in SECTION 3.02 or any Event of Termination, (f) amend the definition of "Contract", "Default Ratio", "Defaulted Receivable", "Dilution Reserve", "Eligible Receivable", "Loss Reserve", "Loss-to-Liquidation Ratio", or "Net Receivables Pool Balance" or amend or (if applicable) waive any defined term used (or contained) in any of the foregoing definitions as applied thereto, (g) assign any interest of Receivable Interests in any Pool Receivables or Related Security or Collections, other than as provided in this Agreement, (h) change the percentage of Purchase Limits, or the number of Owners or Managing Agents, which shall be required for any amendment, waiver or consent or for any other action hereunder, or (i) amend this SECTION 12.01; PROVIDED FURTHER, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Managing Agents as required above to take such action, affect the rights or duties or increase the obligations of the Administrative Agent under this Agreement; and PROVIDED FURTHER, HOWEVER, that no amendment; waiver or consent shall increase the obligations of any Managing Agent under this Agreement without the prior written approval of such Managing Agent. Anything herein to the contrary notwithstanding, in the event of any conflict between (i) any action taken by the Majority Managing Agents or all the Managing Agents, as applicable, or the Administrative Agent under this Agreement, including without limitation, in respect of any of the definitions contained in SECTION 1.01 hereof or in respect of any amendment, waiver or consent pursuant to this SECTION 12.01, and (ii) any action taken by the Majority Purchaser Groups or all the Purchaser Groups (as each such term is defined in the Parallel Purchase Commitment), as applicable, or the Administrative Agent under the Parallel Purchase Commitment, such action referred to in this clause (ii) shall control and apply to this Agreement as well as the Parallel Purchase Commitment. No failure on the part of any Owner or any Managing Agent or any other Indemnified Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. Without limiting the foregoing, each Owner is hereby authorized by the Seller upon the occurrence and during the continuance of an Event of Termination and from time to time, to the fullest extent permitted by law, to setoff and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Owner to or for the credit or the account of the Seller against any and all of the obligations of the Seller now or hereafter existing under this Agreement to such Owner irrespective of whether or not any formal demand shall have been made under this Agreement and although such obligations may be unmatured. Each Owner agrees promptly to notify the Seller and each other Owner after any such setoff and application; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Owner under this SECTION 12.01 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Owner may have. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 12.02 NOTICES, ETC. All notices and other communications hereunder shall, unless otherwise stated herein, be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered, (i) to each of the Seller, the Servicer, each Managing Agent and each initial Purchaser, at its address set forth


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under its name on the signature pages hereof, (ii) to each Purchaser other than an initial Purchaser, at its address specified on the Assignment and Acceptance pursuant to which it became a Purchaser hereunder or (iii) to any party hereto at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed, telegraphed, telecopied or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Administrative Agent pursuant to ARTICLE II shall not be effective until received by the Administrative Agent.

            SECTION 12.03 BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Seller, WORLDCOM, each Managing Agent, each Owner and each other Indemnified Party and their respective successors and assigns, except that neither the Seller nor WORLDCOM shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Managing Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, as no Capital of any Receivable Interest shall be outstanding and no Yield, fee or other amounts payable hereunder shall remain unpaid; PROVIDED, HOWEVER, that rights and remedies with respect to the provisions of SECTIONS 2.10, 2.11, 2.12, 10.01, 12.04, 12.05,
12.06 and 12.07 shall be continuing and shall survive any termination of this Agreement.

            SECTION 12.04 COSTS AND EXPENSES. (a) In addition to the rights of indemnification granted under this Agreement, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing of Receivables by an independent accounting firm pursuant to SECTION 5.01(E)) of, and searches and filings in respect of, this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent with respect thereto and advising the Administrative Agent as to its rights and remedies hereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and disbursements), of the Administrative Agent, each Owner, each Managing Agent and any Affiliate thereof, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered in connection herewith or therewith.

            (b) In addition, the Seller shall pay when due, to the extent not otherwise required to be paid hereunder, any and all costs and expenses of any issuing agent or other Person responsible for the administration of each Purchaser's promissory note program in connection with the preparation, completion, issuance, delivery or payment of commercial paper notes issued to fund the Purchase or maintenance of any Receivable Interest.

            (c) The Seller also shall pay on demand all other costs, expenses and taxes (excluding taxes referred to in clauses (i), (ii) and (iii) of SECTION 2.12(a)) incurred by each Owner or any general or limited partner or shareholder of each such Owner ("OTHER COSTS"), including, without limitation, (i) any and all costs relating to all arrangements contemplated


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hereby with any of the Lock-Box Banks, (ii) the costs of auditing each Owner's books by certified public accountants and of rating each Owner's commercial paper notes by independent financial rating agencies, PROVIDED, that the Seller shall only be obligated to pay such rating agency costs which are incurred in connection with the preparation, negotiation, execution and delivery of this Agreement, (iii) the taxes (excluding taxes referred to in clauses (i), (ii) and (iii) of SECTION 2.12 (all resulting from each Owner's operations, and (iv) the reasonable fees and disbursements of counsel for each Owner or any counsel for any general or limited partner or shareholder of each Owner with respect to advising such Owner or any general or limited partner or shareholder of such Owner as to its rights and remedies under this Agreement, the other Transaction Documents and the agreements and documents entered into in connection herewith or therewith, the enforcement of this Agreement, the other Transaction Documents and the agreements and documents entered into in connection herewith or therewith, or advising as to matters relating to such Owner's operations, or advising such Owner or any general or limited partner or shareholder of such Owner as to the issuance of such Owner's commercial paper notes and acting in connection with such issuance; PROVIDED, HOWEVER, that if any Owner enters into agreements for the purchase of interests in receivables from one or more other Persons ("Other Sellers"), the Seller and such Other Sellers shall each be liable for such Other Costs ratably in accordance with the usage under the respective facilities of such Owner to purchase receivables or interests therein from the Seller and each Other Seller; and PROVIDED FURTHER, that if such Other Costs are attributable to the Seller and not attributable to any Other Seller, the Seller shall be solely liable for such Other Costs.

            SECTION 12.05 NON-BUSINESS DAYS. In any case where any payment or action is due under this Agreement on a day which is not a Business Day, such payment or action may be made on the next succeeding Business Day, but such extension of time shall in such case be included in the computation of payment of interest, Yield, Liquidation Yield/Fee or fees, as the case may be, for purposes of the applicable accrual period, PROVIDED, HOWEVER, that, if such extension would cause payment in respect of Capital or Yield for Receivable Interests for which Yield is computed by reference to the Assignee Rate to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

            SECTION 12.06 NO PROCEEDINGS. (a) Each of the Seller, WORLDCOM, the Administrative Agent, each Managing Agent and each Purchaser hereby agree that they will not institute against or join or assist any Person in instituting against, any other Purchaser any proceeding of the type referred to in SECTION 7.01(G) so long as any commercial paper notes issued by such other Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such commercial paper notes shall have been outstanding.

            (b) Each of the parties hereto hereby agrees that they will not institute against the Seller any proceeding of the type referred to in SECTION 7.01(G).

            SECTION 12.07 OBLIGATIONS OF THE PURCHASERS; NO RECOURSE. Anything herein to the contrary notwithstanding, the obligations of each Purchaser under this Agreement and all other Transaction Documents are solely the business entity obligations of such Purchaser and shall be payable solely from the assets of such Purchaser in excess of funds necessary to pay matured and maturing commercial paper notes issued by such Purchaser. No recourse shall be


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had for the payment of any amount owing by any Purchaser under this Agreement, or for the payment by any Purchaser of any fee in respect hereof or any other obligation or claim of or against any Purchaser arising out of or based on this Agreement, against any stockholder, employee, officer, director or incorporator of any such Purchaser.

            SECTION 12.08 CONFIDENTIALITY. Except as otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of this Agreement, the Parallel Purchase Commitment, the Receivables Contribution and Sale Agreement, Consent and Agreement, the Fee Letters (and all drafts thereof) and all non-public information delivered in connection herewith in communications with third parties and otherwise; PROVIDED that this Agreement, the Parallel Purchase Commitment, the Receivables Contribution and Sale Agreement, Consent and Agreement, the Fee Letters and such information may be disclosed (i) to third parties to the extent such disclosure is made pursuant to a written confidentiality agreement in form and substance substantially identical to this SECTION 12.08, (ii) to the Seller's, the Servicer's, the Administrative Agent's, each Managing Agent's and each Owner's legal counsel, accountants and auditors if they agree to hold it confidential,
(iii) to any rating agency, (iv) to any regulatory authority having jurisdiction over the Seller, the Servicer, the Administrative Agent, any Managing Agent or an Owner, and (v) pursuant to court order or subpoena; PROVIDED, HOWEVER, that each of the parties hereto agrees that the disclosure of this Agreement, the Receivables Contribution and Sale Agreement, the Consent and Agreement, the Fee Letters or other information required to be made by or pursuant to court order or subpoena will not be made until the other parties hereto have been notified at least five Business Days in advance of any such disclosure, unless such notification is prohibited by applicable law or such court order or subpoena.

            SECTION 12.09 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 12.10 CONSENT TO JURISDICTION, ETC. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto hereby agrees that service of process in any such action or proceeding may be effected by mailing a summons and complaint to it at its address specified in SECTION 12.02 by registered mail, return receipt requested, or in any other manner permitted by applicable law. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any other jurisdiction.

            (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            SECTION 12.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

            SECTION 12.12 INTENT OF THE PARTIES. (a) It is the intention of the parties hereto that each Purchase and reinvestment shall convey to each Owner, to the extent of its Receivable Interests, an undivided ownership interest in the Pool Receivables and the Related Security and Collections in respect thereof and that such transaction shall constitute a purchase and sale and not a secured loan. If, notwithstanding such intention, the conveyance of the Receivable Interests from the Seller to the Administrative Agent for the benefit of any Owner shall ever be recharacterized as a secured loan and not a sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Administrative Agent for the benefit of such Owner, to the extent of said Owner's Receivable Interests, a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections with respect thereto from time to time and all cash and non-cash proceeds in respect thereof, free and clear of Adverse Claims. For such purpose, the Seller hereby grants to the Administrative Agent for the benefit of each Owner, to the extent of such Owner's Receivable Interests, a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Pool Receivables, whether now owned or hereafter acquired, and the Related Security and Collections with respect thereto from time to time and all cash and non-cash proceeds in respect thereof.

            (b) Notwithstanding SECTION 12.12(A) or any other provision of this Agreement, the parties hereto agree to treat the transfers of Receivable Interests described herein as secured financing for all federal, state and local tax purposes.

            SECTION 12.13 ENTIRE AGREEMENT. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to the subject matter hereof.

            SECTION 12.14 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 12.15 AMENDMENT, RESTATEMENT AND CONSENT. (a) This
Agreement amends and restates in its entirety the Second A&R Agreement. Upon the effectiveness of this Agreement, the terms and provisions of the Second A&R Agreement shall, subject to this SECTION 12.15, be superseded hereby. Notwithstanding the amendment and restatement of the Second A&R Agreement by this Agreement, the Seller and the Servicer shall continue to be liable to the Administrative Agent, the Managing Agents, the Purchasers and the other Owners with respect to agreements on the part of the Seller and the Servicer under the Second A&R Agreement to indemnify any of the Administrative Agent, the Managing Agents, the Purchasers and the other Owners in connection with events or conditions arising or existing prior to the date hereof. This Agreement is given in substitution for the Second A&R Agreement. Upon the effectiveness of this Agreement, each reference to the Original Agreement, the A&R Agreement or the Second A&R Agreement in any other document, instrument or agreement (including, without limitation, the Certificates) and/or delivered in connection therewith shall mean and be a reference to this Agreement. This Agreement is not a novation. Nothing contained herein or in any of the other Transaction Documents, unless expressly herein or therein stated to the contrary, is intended to amend, modify or otherwise affect any other instrument, document or agreement executed and/or delivered in connection with the Original Agreement, the A&R Agreement or the Second A&R Agreement. All amounts outstanding under the Original Agreement, the A&R Agreement or the Second A&R Agreement immediately prior to giving effect to this Agreement to each Purchaser and each Managing Agent that is a party thereto shall be deemed to be outstanding under this Agreement. Each Certificate issued under the Original Agreement, the A&R Agreement or the Second A&R Agreement and outstanding immediately prior to giving effect to this Agreement shall be deemed to be a Certificate hereunder.

            (b) The Seller, the Administrative Agent, Bank One, and each Purchaser that holds a Certificate as defined in, and issued under, the Original Agreement, the A&R Agreement or the Second A&R Agreement hereby agree that each such Certificate is, effective upon the effectiveness of this Agreement and on and after the date hereof, hereby amended by deleting, in the first paragraph of each such Certificate, the parenthetical phrase, "(the "ADMINISTRATIVE Agent")".

            (c) Each of the parties hereto consents to the amendment and restatement of the Receivables Contribution and Sale Agreement in the form of Exhibit F hereto.

            SECTION 12.16 WAIVER OF JURY TRIAL. Each of the parties hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any of the other Transaction Documents, the Purchases or the actions of the Administrative Agent, any Managing Agent or any other Indemnified Party in the negotiation, administration, performance or enforcement hereof or thereof.



                            (SIGNATURE PAGES FOLLOW)

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              MCI WORLDCOM RECEIVABLES CORPORATION,
                              as Seller



                              By:
                                  --------------------------------
                              Name:
                              Title:

                              1133 19th Street, N.W.
                              Washington, D.C. 20036
                              Attention:  Margaret Barry
                              Senior Manager, Treasury Operations
                              Telephone No.:  (202) 736-6590
                              Telecopier No.:  (202) 736-6697



                              WORLDCOM, INC.,
                              as Servicer



                              By:
                                  --------------------------------
                              Name:
                              Title:

                              1133 19th Street, N.W.
                              Washington, D.C. 20036
                              Attention:  Margaret Barry
                              Senior Manager, Treasury Operations
                              Telephone No.:  (202) 736-6590
                              Telecopier No.: (202) 736-6697

                              CORPORATE ASSET FUNDING COMPANY, INC.

                              By:   CITICORP NORTH AMERICA, INC., as
                                    Attorney-in-Fact

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

                              450 Mamaroneck Avenue
                              Harrison, N.Y. 10528
                              Attention:  Global Securitization
                              Telephone No.:  (914) 899-7170
                              Telecopier No.:  (914) 899-7890


                               CHARTA CORPORATION

                              By:   CITICORP NORTH AMERICA, INC., as
                                    Attorney-in-Fact

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

                              450 Mamaroneck Avenue
                              Harrison, N.Y. 10528
                              Attention:  Global Securitization
                              Telephone No.:  (914) 899-7170
                              Telecopier No.:  (914) 899-7890


                              CITICORP NORTH AMERICA, INC.,
                              as CNAI Conduits Managing Agent and as Co-Lead Manager


                              By:
                                  --------------------------------
                              Name:
                              Title:

                              450 Mamaroneck Avenue
                              Harrison, N.Y. 10528
                              Attention:  Global Securitization
                              Telephone No.:  (914) 899-7170
                              Telecopier No.:  (914) 899-7890
                              with a copy to:

                              Citicorp North America, Inc.
                              388 Greenwich Street, 19th Floor
                              New York, New York 10013
                              Attention:  Global Securitization
                              Telephone No.:  (212) 816-0789
                              Telecopier No.:  (212) 816-0270

                              FALCON ASSET SECURITIZATION   CORPORATION


                              By:
                                  --------------------------------
                              Name:
                              Title:

                              c/o Bank One, NA (Main Office Chicago),
                              Asset Backed Finance
                              1 Bank One Plaza
                              Suite IL1-0079, 1-19
                              Chicago, IL 60670
                              Attention:  Funding Manager
                              Telecopier No.:  (312) 732-1844


                              JUPITER SECURITIZATION CORPORATION


                              By:
                                  --------------------------------
                              Name:
                              Title:

                              c/o Bank One, NA (Main Office Chicago),
                              Asset Backed Finance
                              1 Bank One Plaza Suite IL1-0079, 1-19
                              Chicago, IL 60670
                              Attention:  Funding Manager
                              Telecopier No.:  (312) 732-1844

                              BANK ONE, NA (Main Office Chicago),
                              as Bank One Conduits Managing Agent

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              Asset Backed Finance
                              1 Bank One Plaza
                              Suite IL1-0596, 1-21
                              Chicago, IL 60670-0596
                              Attention:  Funding Manager
                              Telephone No.:  (312) 732-5528
                              Telecopier No.:  (312) 732-4487

                              GIRO BALANCED FUNDING CORPORATION

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              c/o Global Securitization Services, LLC
                              114 West 47th Street, Suite 1715
                              New York, New York 10036
                              Attention:  David Taylor
                              Telephone No.:  (212) 302-5151
                              Telecopier No.:  (212) 302-8767


                              BAYERISCHE LANDESBANK, NEW YORK BRANCH, as GBFC
                                 Managing Agent

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              560 Lexington Avenue
                              New York, New York 10022
                              Attention:  Structured Finance Group
                              Telephone No.:  (212) 230-9005
                              Telecopier No.:  (212) 230-9020

                              DELAWARE FUNDING CORPORATION

                              By:   JPMORGAN CHASE BANK,
                                    as Attorney-In-Fact

                                    By:
                                       --------------------------------
                                    Name:
                                    Title:

                              450 West 33rd Street, 15th Floor
                              New York, NY 10001
                              Attention:  Conduit Administration
                              Telephone No.:  (212) 946-3748
                              Telecopier No.:  (212) 946-8098
                              email:  CPADMIN@chase.com

                              With a copy to:

                              JPMorgan Services
                              500 Stanton Christiana Road
                              Newark, DE 19713
                              Attention:  Asset Finance Group/2CS
                              Telephone No.:  (302) 634-4204
                              Telecopier No.:  (302) 634-5490


                              JPMORGAN CHASE BANK,
                              as Delaware Funding Managing Agent, as
                              Co-Lead Manager, and as Administrative Agent

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              JPMorgan Chase Bank
                              450 West 33rd Street, 15th Floor
                              New York, NY 10001
                              Attn:  Conduit Administration
                              Telephone No.:  (212) 946-7782
                              Telecopier No.:  (212) 946-8098
                              email:  CPADMIN@chase.com

                              with a copy to:

                              JPMorgan Services
                              500 Stanton Christiana Road
                              Newark, DE  19713
                              Attn:  Asset Finance Group/2CS
                              Telephone No.:  (302) 634-4204
                              Telecopier No.:  (302) 634-5490

                              PARADIGM FUNDING LLC


                              By:
                                  --------------------------------
                              Name:
                              Title:

                              c/o AMACAR Group, L.L.C.
                              6525 Morrison Blvd., Suite 318
                              Charlotte, North Carolina 28211
                              Attention:  Douglas K. Johnson
                              Telephone No:  (704) 365-0569
                              Telecopier No:  (704) 365-1362


                              WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK BRANCH, as Paradigm Managing
                              Agent

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              By:
                                  --------------------------------
                              Name:
                              Title:

                              1211 Avenue of the Americas
                              New York, New York 10036
                              Attention:  Rahel Avigdor
                              Telephone No:  (212) 597-8347
                              Telecopier No:  (212) 852-5971

                              LIBERTY STREET FUNDING CORPORATION


                              By:
                                  --------------------------------
                              Name:
                              Title:

                              c/o Global Securitization Services, LLC
                              1675 Broadway, 24th Floor
                              New York, New York 10019
                              Attention:  Andrew Stidd, President
                              Telephone No.:
                              Telecopier No.:


                              THE BANK OF NOVA SCOTIA, as Liberty
                              Managing Agent

                              By:
                                 --------------------------------
                              Name:
                              Title:

                              1675 Broadway, 24th Floor
                              New York, New York 10019
                              Attention:  Michael Eden, Director